Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023
Central Appalachian Coal Basin
West Virginia, USA
February 2024
Prepared for:
Coronado Global Resources Inc.

100 Bill Baker Way

Beckley, West

Virginia 25801
Prepared by:
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
582 Industrial Park Road
Bluefield, Virginia

24605
www.mma1.com

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Statement of Use and Preparation
This

Technical

Report

Summary

(
TRS
)

was

prepared

by
Marshall

Miller

&

Associates,

Inc.
( MM&A )

for the sole

use of
Coronado Global Resources

Inc. (
Coronado )
and its affiliated

and
subsidiary companies and advisors.

Copies or references to information

in this report may not
be used without the written permission of Coronado.
This report provides

a statement

of coal resources

and coal reserves

for Coronado,

as defined
under the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore
Reserves ( JORC Code
) as

well as

under Subpart

1300 of

Regulation

S-K (Regulation

S-K 1300)
promulgated

by
the
United

States

Securities

and

Exchange

Commission

(
SEC )
.

Subject

to

the
comments below,

this report was

also prepared in

accordance with the
Australasian Code for
Public Reporting of Technical

Assessments and Valuations of Mineral Assets
( VALMIN Code
).

The

statement

is

based

on

information

provided

by

Coronado

and

reviewed

by
Qualified
Persons

(
QPs ) who are full-time employees of MM&A.
As noted above,

this report is

a “Public

Report” for

the purposes

of the

VALMIN Code.

However,
in

accordance

with

paragraph

12.1

of

the

VALMIN

Code,

it

is

noted

that

this

report

is

not

a
“Valuation of Mineral Assets ”,
and it also

does not comply

with the following

requirements that
apply to “Technical Assessments” (as defined in the VALMIN

Code):
This report does not include a determination of the status

of tenure (as required by paragraph
7.2 of the VALMIN Code) on the basis that tenure was separately reviewed by Coronado’s legal
advisors.
This report

does not

include separate

commentary on

the reasonableness

and quality

of the
Resources and Reserves estimates and

the basis on

which they have

been reported (as

required
by paragraph

7.3 of

the VALMIN

Code).

MM&A did

not consider

that this

was appropriate

in
circumstances

where

MM&A

was

engaged

for

the

specific

purpose

of

preparing

those
estimates.

However,

MM&A notes that, in accordance with its usual practice, a separate team of

MM&A

employees

undertook

a

peer

review

of

this

report

and

confirmed

that

both

the
process followed by the

authors of this

report and the

estimates prepared were reasonable and
comply with the requirements of the JORC Code.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
The

information

in

this

TRS

related

to

coal

resources

and

reserves

is

based

on,

and

fairly
represents,

information

compiled

by

the

QPs.

At

the

time

of

reporting,

MM&A’s

QPs

have
sufficient

experience

relevant

to

the

style

of

mineralization

and

type

of

deposit

under
consideration

and

to

the

activity

they

are

undertaking

to

qualify

as

a

QP

as

defined

by
Regulation S-K 1300 and the JORC Code.

Each QP consents to the inclusion in this report of the
matters based on their information

in the form and context in which it appears.
Marshall

Miller

&

Associates,

Inc.

(
MM&A )

hereby

consents

to

the

use

of

the

information
contained in this

report dated December 31,

2023, relating to

estimates of coal

resources and
coal reserves controlled by Coronado.

Qualified
Person: /s/ Marshall Miller & Associates, Inc.
Date: February 16, 2024

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. i
Table

of Contents
1
Executive Summary ................................

................................

................................

............

1
1.1
Property Description

.....................................................................................................

1
1.2
Ownership

.....................................................................................................................

2
1.3
Geology .........................................................................................................................

3
1.4
Exploration Status .........................................................................................................

3
1.5
Operations and Development.......................................................................................

3
1.6
Mineral Resource ..........................................................................................................

4
1.7
Mineral Reserve ............................................................................................................

4
1.8
Capital Summary

...........................................................................................................

5
1.9
Operating Costs

.............................................................................................................

6
1.10
Economic Evaluation .............................................................................................

7
1.10.1
Discounted Cash Flow Analysis .............................................................

10
1.10.2
Sensitivity Analysis ................................................................................

11
1.11
Permitting

............................................................................................................

11
1.12
Conclusion and Recommendations

.....................................................................

11
2
Introduction ................................

................................

................................

..................... 12
2.1
Registrant and Terms

of Reference ............................................................................

12
2.2
Information Sources

....................................................................................................

13
2.3
Personal Inspections ...................................................................................................

14
3
Property Description

................................

................................

................................

......... 14
3.1
Location

.......................................................................................................................

14
3.2
Titles, Claims or Leases ...............................................................................................

15
3.3
Mineral Rights .............................................................................................................

15
3.4
Encumbrances

.............................................................................................................

16
3.5
Other Risks ..................................................................................................................

16
4
Accessibility, Climate,

Local Resources, Infrastructure and Physiography ........................... 16
4.1
Topography,

Elevation, and Vegetation

.....................................................................

16
4.2
Access and Transport ..................................................................................................

16
4.3
Proximity to Population Centers .................................................................................

17
4.4
Climate and Length of Operating Season ...................................................................

17
4.5
Infrastructure ..............................................................................................................

17
5
History ................................

................................

................................

............................. 17
5.1
Previous Operation .....................................................................................................

17
5.2
Previous Exploration ...................................................................................................

18
6
Geological Setting, Mineralization and Deposit ................................

................................

.

18
6.1
Regional, Local and Property Geology

........................................................................

18

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. ii
6.2
Mineralization .............................................................................................................

20
6.3
Deposits.......................................................................................................................

21
7
Exploration

................................

................................

................................

....................... 21
7.1
Nature and Extent of Exploration ...............................................................................

21
7.2
Non-Drilling Procedures and Parameters ...................................................................

24
7.3
Drilling Procedures

......................................................................................................

24
7.4
Mine Data

....................................................................................................................

24
7.5
Hydrology

....................................................................................................................

25
7.6
Geotechnical Data

.......................................................................................................

25
8
Sample Preparation, Analyses and Security

................................

................................

.......

26
8.1
Prior to Sending to the Lab .........................................................................................

26
8.2
Lab Procedures

............................................................................................................

26
9
Data Verification

................................

................................

................................

............... 27
9.1
Procedures of Qualified Person ..................................................................................

27
9.2
Limitations

...................................................................................................................

27
9.3
Opinion of Qualified Person

........................................................................................

28
10
Mineral Processing and Metallurgical Testing ................................................................

....

28
10.1
Testing

Procedures

..............................................................................................

28
10.2
Relationship of Tests

to the Whole

.....................................................................

28
10.3
Lab Information ...................................................................................................

29
10.4
Relevant Results ..................................................................................................

30
11
Mineral Resource Estimates

................................

................................

.............................. 30
11.1
Assumptions, Parameters and Methodology

......................................................

30
11.1.1
Geostatistical Analysis

...........................................................................

33
11.2
Qualified Person’s

Estimates

...............................................................................

36
11.3
Resources Exclusive of Reserves .........................................................................

37
11.3.1
Initial Economic Assessment .................................................................

37
11.4
Resources Inclusive of Reserves

..........................................................................

38
11.5
Qualified Person’s

Opinion

..................................................................................

38
12
Mineral Reserve Estimates

................................

................................

................................ 39
12.1
Assumptions, Parameters and Methodology

......................................................

39
12.2
Mineral Reserves .................................................................................................

40
12.2.1
Surface Reserves ...................................................................................

41
12.2.2
Underground Reserves

..........................................................................

42
12.3
Qualified Person’s

Estimates

...............................................................................

43
12.4
Qualified Person’s

Opinion

..................................................................................

44
13
Mining Methods ................................................................

................................

............... 44
13.1
Geotech and Hydrology

.......................................................................................

44

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. iii
13.2
Production Rates .................................................................................................

45
13.3
Mining Related Requirements

.............................................................................

46
13.3.1
Underground .........................................................................................

46
13.3.2
Surface Mine .........................................................................................

46
13.3.3
HWM .....................................................................................................

46
13.4
Required Equipment and Personnel ...................................................................

46
13.4.1
Underground Mines ..............................................................................

46
13.4.2
Surface Mines and Highwall Miners

......................................................

52
14
Processing and Recovery Methods ................................................................

.................... 56
14.1
Description or Flowsheet ....................................................................................

56
14.2
Requirements for Energy,

Water,

Material and Personnel.................................

56
15
Infrastructure ................................

................................

................................

................... 57
16
Market Studies ................................................................

................................

................. 58
16.1
Market Description

..............................................................................................

58
16.2
Price Forecasts

.....................................................................................................

59
16.3
Contract Requirements .......................................................................................

59
17
Environmental

Studies,

Permitting

and

Plans,

Negotiations

or

Agreements

with

Local
Individuals

................................

................................

................................

.............. 60
17.1
Results of Studies ................................................................................................

60
17.2
Requirements and Plans for Waste

Disposal ......................................................

60
17.3
Permit Requirements and Status ........................................................................

60
17.4
Local Plans, Negotiations or Agreements ...........................................................

63
17.5
Mine Closure Plans

..............................................................................................

63
17.6
Qualified Person’s

Opinion

..................................................................................

63
18
Capital and Operating Costs ................................................................

.............................. 63
18.1
Capital Cost Estimate

...........................................................................................

63
18.2
Operating Cost Estimate

......................................................................................

64
19
Economic Analysis ................................

................................

................................

............ 65
19.1
Assumptions, Parameters and

Methods

.............................................................

65
19.2
Results .................................................................................................................

67
19.3
Sensitivity ............................................................................................................

71
20
Adjacent Properties ................................................................

................................

.......... 72
20.1
Information Used ................................................................................................

72
21
Other Relevant Data and Information ................................

................................

............... 72
22
Interpretation and Conclusions ................................................................

......................... 72
22.1
Conclusion ...........................................................................................................

72
22.2
Risk Factors

..........................................................................................................

72
22.2.1
Governing Assumptions ........................................................................

73

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. iv
22.2.2
Limitations

.............................................................................................

74
22.2.3
Methodology

.........................................................................................

74
22.2.4
Development of the Risk Matrix ...........................................................

75
22.2.5
Categorization of Risk Levels and Color Code Convention .....................

1
22.2.6
Description of the Coal Property

.............................................................

1
22.2.7
Summary of Residual Risk Ratings ..........................................................

2
22.2.8
Risk Factors

..............................................................................................

2
23
Recommendations

................................

................................

................................

..............

9
24
References................................

................................

................................

.......................... 9
25
Reliance on Information Provided by the Registrant

................................

............................ 9
Figures (in Report)
Figure 1-1:

Coronado Logan Property Location Map

................................

................................

...

2
Figure 1-2:

CAPEX

................................

................................

................................

...................... 6
Figure 1-3:

OPEX

................................

................................

................................

........................ 7
Figure 1-4:

Sensitivity of NPV

................................

................................

................................

...

11
Figure 3-1:

Logan Property Location

................................

................................

......................... 14
Figure 6-1:

Coal Basins & Logan Property Location ................................................................

...

19
Figure 6-2:

Logan Stratigraphic Column

................................

................................

.................... 21
Figure 7-1:

Logan Cross-Section ................................

................................

............................... 23
Figure 11-3: Variogram

of the Total

Seam Thickness for the No. 2 Gas Seam

Present in the Logan
Complex

................................

................................

................................

................. 35
Figure 11-4: Result of DHSA for the No. 2 Gas Seam Present in the Logan Complex ................... 36
Figure 11-5:

Results of Initial Economic Assessment

................................

................................

.

38
Figure 15-1:

Logan Surface Facilities................................

................................

......................... 58
Figure 18-1:

CAPEX ................................................................

................................

.................. 64
Figure 19-1:

Cash Costs per Tonne ................................

................................

........................... 67
Figure 19-2:

Sensitivity of NPV

................................

................................

................................

.

71
Tables

(in Report)
Table

1-1:

Coal Resources Summary as of December 31, 2023 (Mt) ............................................

4
Table

1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2023 (Mt)

........

5
Table

1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)................................

.........

8
Table

1-5:

Project Cash Flow Summary ($000)
*
................................

................................

...........

9
Table

2-1:

Information Provided to MM&A by Coronado ................................

......................... 13

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. v
Table

11-1:

General Reserve & Resource Criteria ................................

................................

.....

32
Table

11-2:

DHSA Results Summary for Radius from a Central Point

................................

......... 36
Table

11-3:

Coal Resources Summary as of December 31, 2023 (Mt) ........................................ 37
Table

11-4:

Results of Initial Economic Assessment ($/tonne) .................................................. 38
Table

12-1:

Coal Summary (ROM Basis (Moist)) as of December 31, 2023 (Mt) .........................

43
Table

12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2023 (Mt)

....

44
Table

13-1:

Underground Summary of Production by Year

(Tonnes x 1,000) .............................

54
Table

13-2:

Surface Summary of Production by Year (Tonnes

x 1,000)

................................

......

55
Table

13-3:

Highwall Summary of Production by Year

(Tonnes

x 1,000)

................................

....

55
Table

16-1:

Quality Specifications by Product................................

................................

........... 59
Table

17-1:

Logan Mining Permits

................................

................................

............................ 62
Table

18-1:

Estimated Coal Production Taxes

and Sales Costs

................................

................... 65
Table

18-2:

Logan Operating Costs

................................

................................

........................... 65
Table

19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)

................................

.....

68
Table

19-2:

Summary of Logan Key Financial Performance Metrics (2024-2031) ....................... 69
Table

19-3:

Project Cash Flow Summary ($000)
*

................................

................................

.......

70
Table

22-1:

Probability Level Table ................................

................................

.......................... 76
Table

22-2:

Consequence Level Table

................................

................................

....................... 77
Table

22-3:

Risk Matrix

................................

................................

................................

..............

1
Table

22-4:

Risk Assessment Matrix

................................

................................

........................... 2
Table

22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2) .................................

3
Table

22-6:

Environmental (Risks 3 and 4)

................................

................................

..................

4
Table

22-7:

Regulatory Requirements (Risk 5) ................................................................

............

4
Table

22-8:

Market and Transportation

(Risk 6) ................................................................

.........

5
Table

22-9:

Market and Transportation

(Risk 7) ................................................................

.........

5
Table

22-10:

Methane Management (Risk 8)

................................

................................

..............

6
Table

22-11:

Mine Fires (Risk 9) ................................................................

................................

.

7
Table

22-12:

Highwall Failure (Risk 10)

................................

................................

....................... 7
Table

22-13:

Availability of Supplies and Equipment (Risk 11) .................................................... 8
Table

22-14:

Labor – Work Stoppage (Risk 12) ................................

................................

...........

8
Table

22-15:

Labor – Retirement (Risk 13)

................................

................................

..................

8
Table

25-1:

Information from Registrant

Relied Upon by MM&A ................................

...............

9

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. vi
Appendices
A...............................................................................................................................MM&A
Qualifications
B.........................................................................................................................................................M
aps
C.....................................................................................................................................Glossary of
Terms
D..........................................................Initial Economic Assessment for Resources

Exclusive of
Reserves
E.............................................................................................................................................JORC
Table 1

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
1
Executive Summary
1.1

Property Description
Coronado

Global

Resources

Inc.

(
Coronado )
authorized

Marshall

Miller

&

Associates,

Inc.
( MM&A )

to prepare

this Technical

Report Summary (TRS)

of its controlled

coal resources

and
reserves located at

the
Logan County

Complex (
Logan )

in Boone,

Logan and

Wyoming Counties,
West Virginia

(the
Property
).

This TRS updates the TRS titled,

"
Coronado Global Resources Inc.
Statement

of Coal

Resources

and Reserves

for the

Logan County

Complex

in Accordance

with
the

JORC

Code

and

United

States

SEC

Regulation

S-K

1300

as

of

December 31,

2022

Central
Appalachian Coal

Basin West

Virginia, USA

February 2023
,"

dated

February 15,

2023,

due to
material

differences

in

the

key

financial

modifying

factors

including

coal

sales

price
assumptions, operating costs and capital costs

from December 31, 2022

to December 31, 2023.

Coal sales

price assumptions

are discussed

in

Sections 12

and 16

of the

TRS, while

operating
costs and capital

costs are discussed

in
Sections 18

and 19

of the TRS.

A portion

of the resources
defined in the February 2023 TRS

were converted

to reserves as discussed in
Section 11 of the
current TRS.

The report provides a

statement of coal resources and

coal reserves for Coronado,
as

defined

under

the
Australasian

Code

for

Reporting

of

Exploration

Results,

Mineral
Resources

and

Ore

Reserves
(
JORC

Code
)

as

well

as

under

Subpart

1300

of

Regulation

S-K
(Regulation S-K 1300) promulgated

by the
United States Securities and Exchange Commission
( SEC ) .

This

report

was

also

prepared

in

accordance

with

the
Australasian

Code

for

Public
Reporting of Technical

Assessments and Valuations of Mineral Assets
( VALMIN Code ).
Coal resources

and coal reserves

are herein

reported in

metric units of

measurement and

are
rounded to millions of metric tonnes ( Mt ).
Surface facilities for

the operations are

located along Buffalo

Creek and a
CSX Corporation ( CSX )
rail

line

about

21

kilometers

north-northeast

of

Man,

West

Virginia

(see
Figure

1-1
).

The
Property

is

composed

of

13,183

total

hectares,

13,114

of

which

are

leased

from

private
landholders under approximately 15

individual leases,

and 69

hectares are owned

by Coronado.

Subject to Coronado exercising its renewal rights thereunder, a majority of the leases, covering a majority of the Logan reserves, expire upon exhaustion of the relevant coal reserves, which is
expected to occur in 2057.

One lease expires in 2032; however,

Coronado is projected to have
previously exhausted the reserves covered

thereby.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Figure 1-1:

Coronado Logan Property Location Map
1.2

Ownership
The Logan properties started mining in 1945 by Lorado Mining Company
.

The properties
were
sold to Buffalo Mining Company

in 1964 and then

to
Pittston Coal Company ( Pittston )

in 1971.

Pittston operated the properties until the

early 1990’s when it idled

the mine complex

and then
in

2004

sold

them

to
Addington

Resources
.

Production

resumed

in

2005.

Imagin

Natural
Resources

acquired the

properties in

2007 and then

sold them to
Cleveland-Cliffs Inc.

(
Cliffs )
in 2011, which in turn sold the properties to Coronado in 2014.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
1.3

Geology
The coal-bearing

formation of

interest

at Logan

is primarily

the Kanawha

Formation of

Lower
Pennsylvanian

System, which

comprises a major

portion of the

exposed ridges.

The Kanawha
Formation

is

a

coal

bearing

sequence

of

sandstones,

siltstones,

shales,

and

mudstones

with
minor occurrences of siderite, limestone and flint clay.

Coronado
mines

several

coal

horizons

within

the

Kanawha

formation.

The

horizons

are

as
follows:

Buffalo

Creek,

Upper

Clarion

Rider,

Clarion,

Lower

Clarion,

Upper

Stockton,

Lower
Stockton, Upper Coalburg, Lower Coalburg,

Lower Dorothy, Upper Winifrede, Lower Winifrede,
Chilton-A, Chilton, Upper Cedar

Grove, Middle Cedar Grove,

Lower Cedar Grove,

2 Gas, Upper
Powellton,

Lower

Powellton,

Eagle,

and

Lower

War

Eagle.

Operations

at

the

Logan

Mine
Complex extract multiple coal seams by both underground and surface mining methods.
1.4

Exploration Status
The Property has been extensively explored, largely by drilling with continuous coring methods
and

rotary

drilling,

often

supported

by

downhole

geophysical

methods.

In

addition

to
exploration

means,

coal

measurements

from

mine

exposures

have

supplemented

the
database.

The

majority

of

the

data

was

acquired

or

generated

by

previous

owners

of

the
Property.

These sources comprise

the primary data

used in the

evaluation of the

coal resources
and coal reserves on the Property.

MM&A examined the data available

for the evaluation and
incorporated

all

pertinent

information

into

this

TRS.

Where

data

was

anomalous

or

not
representative,

that

data

was

not

honored

within

the

digital

databases

and

for

subsequent
processing by MM&A.

Ongoing

exploration

has

been

carried

out

by

Coronado

since

acquiring

the

Logan

Complex.

Exploration data acquired from Coronado

has been consistent with past drilling activities.

1.5

Operations and Development
As of December 31, 2023, underground mine

operations were active at Lower War Eagle, Eagle
No. 1 and Muddy Bridge

Mines with three, three

and two active mining

sections, respectively,
using the room-and-pillar method.

The North Fork Winifrede Mine was fully depleted in 2023.

The Powellton

No. 1

Mine was

in process

of being

rehabilitated

and had

minimal production
during the fourth quarter of 2023, with

plans to initiate full production with one

mining section
in the

first

quarter

of 2024.

Annual deep

mine production

peaks

at approximately

2.6 Mt

in
2033.

Two

active

surface

mines,

Toney

Fork

and

Elklick

(Buffalo

Creek

South),

were

also
operating.

Surface

production

is

projected

to

peak

at

0.7

Mt

in

2028.

Highwall

miner
production

is

also

projected

to

resume

in

2024

with

a

peak

in

2047

at

0.54

Mt.

Overall
production will continue until 2057 with peak production occurring in 2033 at 3.5 Mt.
The Logan

County Complex

includes the

Saunders Preparation

Plant in

addition to

the mines.

The

plant

site

includes

raw

coal

storage,

clean

coal

storage,

a

railroad

loadout,

and

refuse
disposal area.

The plant has a feed rate capacity of 1,088 raw

tonnes per hour.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
1.6

Mineral Resource
Mineral resources,

representing in-situ

coal from

a portion of

which reserves

are derived,

are
presented

below.

A

coal

resource

estimate,

summarized

in
Table

1-1
,

was

prepared

as

of
December 31, 2023, for property controlled by Coronado.
Table 1-1:

Coal Resources Summary as of December 31, 2023 (Mt)
Coal Resource (Dry Tonnes, In Situ, MT) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves 133.9 35.8 0.0 169.7
17 1.0 31 Exclusive of Reserves 39.2 35.9 3.4 78.5
Total 12/31/2023 173.1 71.7 3.4 248.3
Note:

Resource tonnes are inclusive

of reserve tonnes

since they include

the in-situ tonnes

from which recoverable coal

reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Property has 75.1 Mt of dry, in-place measured and indicated resource tonnes exclusive of reserves as of December 31, 2023.
1.7

Mineral Reserve
Reserve

tonnage

estimates

provided

herein

report

coal

reserves

derived

from

the

in-situ
resource

tons

presented

in
Table

1-1
,

and

not

in

addition

to

coal

resources.

Proven

and
probable

coal

reserves

were

derived

from

the

defined

coal

resource

considering

relevant
mining, processing,

infrastructure, economic (including estimates

of capital, revenue, and

cost),
marketing,

legal,

environmental,

socio-economic

and

regulatory

factors.

The

Resource
estimate

has

been

used as

the

basis for

this Reserve

calculation,

which utilizes

a

reasonable
Preliminary

Feasibility

Study,

a

Life-of

Mine

(
LOM
)

Mine

Plan

and

practical

recovery

factors.

Production modeling was completed with an effective start date of October 1, 2023.

Additions
and depletion have been used to bring the Reserve estimate forward to December 31, 2023.
Factors

that

would

typically

preclude

conversion

of

a

coal

resource

to

coal

reserve,

which
include

the

following:

inferred

resource

classification;

absence

of

coal

quality;

poor

mine
recovery;

lack

of

access;

geological

encumbrances

associated

with

overlying

and

underlying
strata;

seam

thinning;

structural

complication;

and

insufficient

exploration,

have

all

been
considered.

Reserve consideration excludes

those portions of the resource area

which exhibit
the aforementioned geological and operational encumbrances.

Coal reserves are presented on
a run-of-mine ( ROM ) basis in Table 1-2.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Table

1-2:

Coal Summary (ROM Basis (Moist)) as of December 31, 2023 (Mt)
Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry) By Reliability Category By Mining Type By Control Type
Area / Mine Proved Probable Total Surface UG Owned Leased Ash Sulfur Vol
Logan Mine Complex 104.1 30.5 134.6 37.0 97.6 0.0 134.6 49 0.9 19
Proven

and

probable

coal

reserve

were

derived

from

the

defined

in-situ

coal

resource
considering

relevant

processing,

economic

(including

technical

estimates

of

capital,

revenue
and cost), marketing, legal,

environmental, socio-economic, and regulatory factors.

The proven
and probable coal reserves on the Property are summarized below in Table 1-3.
Table 1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2023 (Mt)
Demonstrated Coal Reserves (Wet Ton

nes, Washed or Direct Shipped, MT)
Quality (Dry Basis) By Reliability Category By Mining Type By Control Type
Property Proven Probable Total Surface UG Owned Leased Ash% Sulfur% VM%
Logan County Complex 54.9 15.7 70.6 32.2 38.4 0.0 70.6 8 0.9 35
Note: Marketable

reserve tonnes

are reported

on a

moist basis,

including a

combination of

surface and

inherent moisture.

The combination

of
surface and inherent moisture is

modeled between 4.5 and

6-percent, depending upon mining

method.

Actual product moisture is dependent
upon multiple geological

factors, operational

factors, and

product contract

specifications and can

exceed 8-percent.

As such, the

modeled
moisture values provide a level of conservatism for reserve reporting.
In summary,

Coronado controls

a total of

70.6 Mt (moist basis)

of marketable

coal reserves at
Logan

as

of

December 31,

2023.

Of

that

total,

78

percent

are

proven,

and

22

percent

are
probable.

All

70.6 Mt

are

leased

coal

reserves

and

are

assigned.

Approximately

62.2

Mt

of
reserves are considered

suitable for the

metallurgical coal market

and 8.4 Mt are

projected to
be sold into the thermal coal market.

1.8

Capital Summary
Coronado

provided

MM&A

with

an

inventory

of

operating

equipment

available

at

Logan.

MM&A’s capital schedules assume

that major

equipment rebuilds occur

over the

course of

each
machine’s

remaining

assumed operating

life.

Replacement

equipment was

scheduled

based
on

MM&A’s

experience

and

knowledge

of

mining

equipment

and

industry

standards

with
respect

to

the

useful

life

of

such

equipment.

A

summary

of

the

estimated

capital

for

the
Property is provided in Figure 1-2

below.

$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$ Thousands
Underground Mines
Surface Mines
HWM
Plant/Other
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
2051
2052
2055
2056
2057
Year

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Figure 1-2:

CAPEX
1.9

Operating Costs
Coronado provided historical and preliminary

5-year projections of operating

costs for its active
mines

for

MM&A’s

review.

MM&A

used

the

historical

and/or

budget

cost

information

as

a
reference

and developed

personnel schedules

for each

mine.

Hourly labor

rates

and salaries
were

based

upon

information

contained

in

Coronado’s

financial

summaries.

Fringe

benefit
costs

were

developed for

vacation

and holidays,

federal

and state

unemployment insurance,
retirement,

workers’

compensation

and

pneumoconiosis,

casualty

and

life

insurance,
healthcare and bonuses.
For

the

underground

operations,

a

cost

factor

for

mine

supplies

was

developed

that

relates
expenditures

to

mine

advance

rates

for

roof

control

costs

and

other

mine

supply

costs

at
underground mines.

Other factors were

developed for maintenance

and repair costs,

rentals,
mine power,

outside services and other direct mining costs.

Surface mine direct operating costs

were developed as a

function of overburden ratio

for repair
and maintenance supplies, diesel fuel, explosives and blasting, and miscellaneous supplies and services.
Operating costs for highwall mines are based

on costs per ROM tonne estimates.
Operating costs

factors were

also developed

for the

coal preparation

plant processing,

refuse
handling, coal loading, property taxes, and insurance and bonding.

$250.00
$200.00
$150.00
$100.00
$50.00
$-
$/Tonne
Labor
O&M Supplies
Maintenance and Repairs
Transport, Prep & Load
DD&A
Royalty & Wheelage
Other
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
2051
2052
2053
2054
2055
2056
Year

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Appropriate royalty

rates were

assigned for production

from leased coal

lands and sales taxes
were

calculated

for

state

severance

taxes,

the

federal

black

lung excise

tax,

and

federal

and
state reclamation fees.
A summary of the projected operating costs for the Property

is provided in
Figure 1-3 .
Figure 1-3:

OPEX
1.10

Economic Evaluation
The pre-feasibility

financial model

prepared for

this TRS

was developed

to test

the economic
viability

of

the

coal

resource

area.

The

results

of

this

financial

model

are

not

intended

to
represent

a bankable

feasibility

study,

required

for

financing of

any

current

or future

mining
operations

contemplated

for

the

Coronado

properties,

but

are

intended

to

establish

the
economic viability of the estimated coal reserves.

Cash flows are simulated on an annual basis
in year-end

2023 nominal dollars

assuming a 2%

inflation rate

based on projected

production
from

the

coal

reserves.

The

discounted

cash

flow

analysis

presented

herein

is

based

on

an
effective date of January 1, 2024.

On

an

un-levered

basis,

the

net

present

value

(
NPV
)

of

the

project

cash

flow

after

taxes
represents the

Enterprise Value

of the project.

The project

cash flow,

excluding debt

service,
is

calculated

by

subtracting

direct

and

indirect

operating

expenses

and

capital

expenditures
from revenue.

Direct costs include

labor, operating supplies, maintenance and

repairs, facilities
cost

for

materials

handling,

coal

preparation,

refuse

disposal,

coal

loading,

reclamation

and
general and administrative costs.

Indirect costs include statutory and legally agreed upon fees related

to direct

extraction

of the

mineral.

The indirect

costs

are the

Federal

black lung

tax,

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8
Federal

and

State

reclamation

taxes,

property

taxes,

coal

production

royalties,

and

income
taxes.

Table 1-4

shows LOM

tonnage, profit &

loss (
P&L
), and

earnings before income

tax, depreciation
& amortization ( EBITDA ) for Logan.
Table 1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)
LOM LOM P&L LOM EBITDA
Tonnes
*
Pre-Tax P&L Per Tonne EBITDA Per Tonne
Deep Mines

Camp Br Chilton 1,607 $61,067 $38.00 $92,000 $57.24
Ramaco N2G 1,519 $38,659 $25.45 $84,549 $55.66
Eagle No. 1 (Toney Fork) 10,962 $177,450 $16.19 $344,402 $31.42
Elk Lick Chilton 3,809 $184,040 $48.32 $250,250 $65.70
Lower Powellton 5,095 $216,991 $42.59 $328,684 $64.51
Lower War Eagle 5,731 $230,836 $40.28 $336,103 $58.65
Powellton No. 1 3,474 $37,743 $10.86 $142,820 $41.11
Muddy Br No.2 Gas 2,713 $43,531 $16.05 $83,882 $30.92
Upper Winifrede 1,438 $89,318 $62.11 $113,233 $78.74
Lower Winifrede 2,091 $83,351 $39.86 $118,042 $56.45
Winifrede (Chilton Rider)
**
- $(1,302) $- $(1,302) $-
Consolidated Deep Mines 38,439 $1,161,684 $30.22 $1,892,665 $49.24

Surface Mines
Toney Fork Surf 6,313 $184,154 $29.17 $367,638 $58.23
Buffalo Cr South Area 7,673 $125,604 $16.37 $279,578 $36.44
Sugar Camp Area 1 4,912 $(11,563) $(2.35) $149,696 $30.47
Surface Mines Consolidated 18,899 $298,195 $15.78 $796,912 $42.17

HWM Operations
Toney Fork HWM 4,919 $468,937 $95.33 $488,239 $99.25
Buffalo Cr South HWM 7,004 $624,409 $89.15 $648,796 $92.63
Sugar Camp HWM 1,328 $117,241 $88.27 $128,692 $96.90
HWM Consolidated 13,251 $1,210,588 $91.36 $1,265,728 $95.52

Grand Total 70,589 $2,670,467 $37.83 $3,955,305 $56.03
* The Financial model includes 0.001 million tonnes of inferred coal production.

Inferred coal represents 0.000001%

of
the total production, and none of this coal was included in the estimate of reserves.
** The Winifrede (Chilton Rider) was depleted in the 4th quarter of 2023.
As shown in
Table

1-4,

the Logan operations show

positive EBITDA over the LOM.

Overall, the
Coronado consolidated operations show positive LOM P&L and LOM EBITDA of $2.7 billion and
$4.0 billion,

respectively.

Coronado’s

consolidated Logan

cash flow summary in

nominal dollars assuming a

2% inflation
rate, excluding debt

service, is shown in
Table 1-5

below.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9
Table 1-5:

Project Cash Flow Summary ($000)
*
YE12/31 YE12/31 YE12/31 YE12/31 YE12/31
Total 2024 2025 2026 2027 2028
Production & Sales tonnes 70,589 2,543 2,696 2,702 2,526 2,399
Total Revenue $12,974,983 $373,206 $396,734 $393,101 $373,074 $362,422
EBITDA $3,955,305 $77,551 $87,738 $84,030 $62,398 $58,012
Net Income $2,228,588 $26,894 $36,861 $31,587 $14,764 $12,933
Net Cash Provided by Operating Activities $3,424,770 $51,951 $77,858 $77,752 $62,427 $53,137
Purchases of Property, Plant, and Equipment $(1,170,916) $(50,053) $(33,920) $(40,038) $(22,171) $(21,683)
Net Cash Flow $2,253,854 $1,897 $43,938 $37,714 $40,256 $31,454

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2029 2030 2031 2032 2033 2034
Production & Sales tonnes 2,850 3,138 3,064 3,243 3,562 3,025
Total Revenue $458,804 $514,757 $513,368 $553,202 $619,064 $522,816
EBITDA $139,605 $158,273 $150,615 $185,698 $215,324 $154,820
Net Income $79,578 $89,148 $85,572 $111,984 $132,364 $84,624
Net Cash Provided by Operating Activities $106,155 $135,115 $135,231 $153,748 $177,944 $149,613
Purchases of Property, Plant, and Equipment $(76,046) $(58,438) $(33,904) $(37,120) $(64,965) $(78,661)
Net Cash Flow $30,109 $76,677 $101,328 $116,628 $112,979 $70,953

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2035 2036 2037 2038 2039 2040
Production & Sales tonnes 2,996 3,323 3,481 3,308 2,953 2,659
Total Revenue $527,811 $597,215 $638,225 $618,446 $562,910 $517,016
EBITDA $133,825 $186,994 $205,149 $190,958 $163,745 $150,046
Net Income $67,184 $112,148 $121,122 $101,624 $83,396 $79,543
Net Cash Provided by Operating Activities $124,743 $156,490 $174,943 $171,838 $153,628 $138,325
Purchases of Property, Plant, and Equipment $(74,607) $(44,478) $(63,118) $(74,744) $(52,178) $(35,077)
Net Cash Flow $50,136 $112,012 $111,825 $97,094 $101,449 $103,248

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2041 2042 2043 2044 2045 2046
Production & Sales tonnes 2,061 1,821 2,124 1,504 1,147 1,149
Total Revenue $403,182 $362,533 $432,405 $310,415 $239,824 $245,029
EBITDA $132,897 $113,992 $163,646 $115,279 $82,962 $84,911
Net Income $80,858 $69,151 $103,893 $67,062 $56,130 $56,391
Net Cash Provided by Operating Activities $121,947 $105,404 $131,578 $111,482 $78,873 $73,990
Purchases of Property, Plant, and Equipment $(18,189) $(33,880) $(32,406) $(16,899) $(22,623) $(17,389)
Net Cash Flow $103,758 $71,523 $99,172 $94,583 $56,250 $56,601

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 10
YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31
2047 2048 2049 2050 2051 2052
Production & Sales tonnes 1,152 1,151 1,147 1,145 1,150 1,151
Total Revenue $250,477 $255,353 $259,457 $264,205 $270,675 $276,402
EBITDA $86,985 $88,741 $90,123 $91,953 $94,720 $96,464
Net Income $57,379 $57,306 $56,385 $55,409 $56,916 $58,687
Net Cash Provided by Operating Activities $75,029 $76,216 $77,221 $78,584 $80,464 $81,827
Purchases of Property, Plant, and Equipment $(13,999) $(16,432) $(20,924) $(24,880) $(17,227) $(16,997)
Net Cash Flow $61,029 $59,784 $56,296 $53,704 $63,237 $64,830

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2053 2054 2055 2056 2057 2058
Production & Sales tonnes 1,149 1,016 809 437 11 -
Total Revenue $281,461 $254,502 $207,028 $116,946 $2,919 $-
EBITDA $98,676 $83,364 $68,788 $54,740 $2,282 $-
Net Income $59,804 $46,844 $35,921 $45,217 $(3,918) $(1,177)
Net Cash Provided by Operating Activities $83,397 $75,074 $63,550 $31,102 $(5,848) $(7,880)
Purchases of Property, Plant, and Equipment $(19,175) $(21,624) $(8,199) $(5,725) $(3,148) $-
Net Cash Flow $64,222 $53,450 $55,351 $25,378 $(8,996) $(7,880)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2059 2060 2061 2062 2063 2064
Production & Sales tonnes - - - - - -
Total Revenue $- $- $- $- $- $-
EBITDA $- $- $- $- $- $-
Net Income $(607) $(317) $(70) $(0) $(0) $(0)
Net Cash Provided by Operating Activities $(4,019) $(3,221) $(895) $- $- $-
Purchases of Property, Plant, and Equipment $- $- $- $- $- $-
Net Cash Flow $(4,019) $(3,221) $(895) $- $- $-
* The

Financial model includes

0.001 million tonnes of

inferred coal

production.

Inferred coal

represents 0.000001%

of the total

production, and
none of this coal was included in the estimate of reserves.
Consolidated cash flows are driven by annual sales tonnage, which at steady-state level ranges
from

a

peak

of

3.6 million

tonnes

in

2033

to

a

low

of

0.4 million

tonnes

in

2056.

Projected
consolidated revenue

ranges from $116.9 million to

$638.2 million at a steady state.

Revenue
totals $13.0 billion for the project’s

life.
Consolidated cash flow from operations is positive throughout the projected operating period,
with

the

exception

of

post-production

years,

due

to

end-of-mine

reclamation

spending.

Consolidated cash flow

from operations

peaks at $177.9 million

in 2033 and totals

$3.4 billion
over the

project’s life.

Capital expenditures

total $167.9 million

from 2024

through 2028

and
$1.2 billion over the project’s life.

1.10.1

Discounted Cash Flow Analysis
Cash

flow

after

tax,

but

before

debt

service,

generated

over

the

life

of

the

project

was
discounted

to

NPV

at

a

10.0%

discount

rate,

which

represents

Coronado’s

estimate

of

the
nominal

dollar,

risk

adjusted

weighted

average

cost

of

capital

(
WACC
)

for

likely

market
participants if

the subject

reserves were

offered

for sale.

On an

un-levered basis,

the NPV

of
the

project

cash

flows

represents

the

Enterprise

Value

of

the

project

and

amounts

to
$616.8 million.

The pre-feasibility financial

model prepared for

the TRS was developed

to test
the economic viability of each

coal resource area.

The NPV estimate was made for the purpose
of confirming the

economics for

classification of coal

reserves and not

for purposes of

valuing
Coronado

or

its

Logan

assets.

Mine

plans

were

not

optimized,

and

actual

results

of

the
operations may be different,

but in all cases, the mine production plan assumes the properties are under competent management.

Sales Price
OPEX
CAPEX
$1,200
$1,000
$800
$600
$400
$200
$-
NPV (Millions)
-15%
-10%
-5%
0%
5%
10%
15%
% Change

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 11
1.10.2

Sensitivity Analysis
Sensitivity of the NPV results to changes in the key drivers is presented in the chart below.

The
sensitivity

study

shows

the

NPV

at

the

10.0%

discount

rate

when

Base

Case

sales

prices,
operating costs, and capital costs are increased and decreased in increments of 5% within a +/-
15% range.
Figure 1-4:

Sensitivity of NPV
As

shown,

NPV

is quite

sensitive

to

changes

in sales

price and

operating

cost

estimates,

and
slightly sensitive to changes in capital cost estimates.
1.11

Permitting
Coronado

has

obtained

all

mining

and

discharge

permits

to

operate

its

active

mines

and
processing, loadout or

related support facilities.

MM&A is unaware

of any obvious

or current
Coronado permitting issues that

are expected to prevent the

issuance of

future permits.

Logan,
along with

all coal

producers, is

subject to

a level

of uncertainty

regarding

future clean

water
permits due to
United States

Environmental

Protection Agency
( EPA )

and
United States

Fish
and Wildlife ( USFW )

involvement with state progr

ams.
1.12

Conclusion and Recommendations
Sufficient

data

has

been

obtained

through

various

exploration

and

sampling

programs

and
mining operations to support the

geological interpretations of seam structure and

thickness for

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 12
coal horizons

situated on

the Logan

Property.

The data

is of sufficient

quantity and

reliability
to reasonably support the coal resource and coal reserve estimates in this TRS.
The geological data

and preliminary

feasibility study, which consider mining

plans, revenue, and
operating and capital cost estimates

are sufficient to support the classification of coal reserves provided herein.
This

geologic

evaluation

conducted

in

conjunction

with

the

preliminary

feasibility

study
concludes

that

the

70.6

Mt

of

marketable

coal

reserves

identified

on

the

Property

are
economically mineable

under reasonable

expectations

of market

prices for

metallurgical

coal
products, estimated operation costs,

and capital expenditures.
2
Introduction
2.1

Registrant and Terms

of Reference
This report

was prepared

for the

sole use of
Coronado Global

Resources Inc.

(
Coronado ) and
its affiliated and subsidiary

companies and advisors.

This TRS updates

the TRS titled,

"
Coronado
Global Resources Inc. Statement of Coal Resources and Reserves for the Logan County Complex
in

Accordance

with

the

JORC

Code

and

United

States

SEC

Regulation

S-K

1300

as

of
December 31, 2022

Central Appalachian Coal

Basin West

Virginia, USA

February 2023
," dated
February 15, 2023, due

to material

differences

in the key

financial modifying factors

including
coal

sales

price

assumptions,

operating

costs

and

capital

costs

from

December 31,

2022

to
December 31, 2023.

Coal sales

price assumptions

are discussed

in

Sections 12

and 16

of the
TRS, while operating costs and capital costs are discussed in Sections 18 and 19 of the TRS.

The
report provides a statement of coal

resources and coal reserves

for Coronado, as defined under
the
Australasian

Code

for

Reporting

of

Exploration

Results,

Mineral

Resources

and

Ore
Reserves ( JORC Code
) as

well as

under Subpart

1300 of

Regulation

S-K (Regulation

S-K 1300)
promulgated by the United States Securities and Exchange Commission ( SEC ) .

This report was
also

prepared

in

accordance

with

the
Australasian

Code

for

Public

Reporting

of

Technical
Assessments and Valuations of Mineral Assets ( VALMIN Code ).
The

report

provides

a

statement

of coal

resources

and

coal

reserves

for

Coronado

at

Logan.

Exploration results and Resource calculations were used as the basis for the mine planning and the preliminary feasibility study completed to

determine the extent and viability

of the reserve.
Coal resources

and coal reserves

are herein

reported in

metric units of

measurement and

are
rounded to millions of metric tonnes ( Mt ).

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 13
2.2

Information Sources
This TRS

is based

on information

provided

by Coronado

and reviewed

by MM&A.

Sources

of
data and information are listed below in Table 2-1 :
Table 2-1:

Information Provided to MM&A by Coronado
Category Information Provided by Coronado Report Section
Geological
Geologic data including digital databases

and original source data including
geologist logs, driller’s logs, geophysical

logs
9.1
Coal Quality
Database of coal quality information

supplemented with original source
laboratory sheets where available 10.1
Mining
Historical productivities and manpower

from operating and future

Coronado
mines 13.2, 13.4
Coal
Preparation
Flow sheet and other information representing

current and future methods
of coal processing

14.1
Waste
Disposal
Engineering data and estimates representing

remaining capacities for coarse
and fine coal waste disposal 17.2
Costs
Historical and budgetary operating

cost information used to derive

cost
drivers for reserve financial modeling 18.2
Economic
WACC and inflation rate

used in discounted cash flow analysis
19.1, 19.2, 19.3
Note: While the sources

of data listed

in Table

2-1 are not

exhaustive, they represent

a significant portion

of information which

supports this TRS.

MM&A

reviewed

the

provided

data

and

found

it

to

be

reasonable

prior

to

incorporating

it

into

the

TRS.

The

TRS

contains

“forward-looking
information” including

forecasts

of productivity

and annual

coal production,

operating and

capital cost

estimates, coal

sales price

forecasts,

the
assumption that

Coronado

will

continue

to

acquire

necessary permits,

and

other assumptions.

The

TRS

statements

and

conclusions

are

not

a
guarantee of future performance and undue reliance should not be placed on them.

The ability of Coronado to recover the estimated coal reserves is dependent on multiple factors beyond the

control of MM&A including, but not

limited to geologic factors, mining conditions, regulatory approvals, and changes in regulations.

In all cases, the plans assume the Property is under competent management.
Coronado engaged MM&A to

conduct a coal resource and reserve

evaluation of the Coronado
coal properties

as of September 30,

2023. In the process,

additions (mine data)

and depletion
(mine) have been used

to bring the Resource

and Reserve estimates

forward to December

31,
2023, the effective

date of this

TRS for

Logan.

For the evaluation,

the following

tasks were

to
be completed:

>
Conduct site visits of the mines and mine infrastructure facilities;

>
Process

the

information

supporting

the

estimation

of

coal

resources

and

reserves

into
geological models;

>
Develop life-of-reserve mine

(
LOM ) plans and financial models;
>
Hold discussions with Coronado company management; and

>
Prepare and

issue a TRS providing

a statement

of coal resources

and reserves which

would
include:
-
A description of the mines and facilities.

- A description of the evaluation process.
-
An estimation of

coal resources

and reserves with compliance

elements as stated

under
the JORC Code and the SEC Regulation S-K 1300.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 14
2.3

Personal Inspections
MM&A is very

familiar with Logan, having provided a

variety of services

in recent years and one
of the QP’s involved in this TRS has conducted

multiple site visits.
3
Property Description
3.1

Location
The Logan County

Complex is located

in Logan, Boone,

and Wyoming Counties

in southern

West
Virginia.

The Property

encompasses the

towns of

Lorado and

Pardee

in the

northern portion
and

Lacoma

and

Cyclone

in

the

southern

portion

(approximately

6

kilometers

between

the
northern

and

southern towns).

The

nearest

major population

centers

are

Huntington,

West
Virginia

(145

kilometers

northwest)

and

Charleston,

West

Virginia

(129

kilometers

north-
northeast).
Figure 3-1:

Logan Property Location
The Logan

property is

composed of

13,183 total

leased and

owned hectares

and is

located in
Logan, Boone, and Wyoming

Counties.

The Property is located on

the following
United States
Geological

Survey
( USGS
) Quadrangles:

Lorado,

Mallory,

Amherstdale,

and

Oceana.

Current
mining

projections

fall

within

portions

of

all

four

quadrangles.

The

coordinate

system

and

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 15
datum

used

for

the

model

of

the

Logan

County

Complex

and

the

subsequent

maps

were
produced in the West Virginia State

Plane South system, NAD 27.
3.2

Titles, Claims or Leases
The

Property

is composed

of

13,183 total

hectares,

13,114

of which

are leased

from

private
landholders under approximately 15

individual leases,

and 69

hectares are owned

by Coronado.
The latest Coronado lease of

45 hectares was obtained in

2022.

Subject to Coronado exercising
its

renewal

rights

thereunder,

a

majority

of

the

leases,

covering

a

majority

of

the

Logan
reserves,

expire

upon exhaustion

of the

relevant

coal reserves,

which is

expected

to occur

in
2057.

One lease expires in

2032; however, Coronado is projected to have previously exhausted the reserves

covered thereby.

MM&A has

not carried

out a

separate title

verification for

the
coal

properties

and

has

not

verified

leases,

deeds,

surveys,

or

other

property

control
instruments pertinent

to the

subject resources.

Property tenure

was separately

reviewed

by
Coronado’s

legal

advisors.

Coronado

has

represented

to

MM&A

that

it

controls

the

mining
rights to the reserves

as shown on its property maps,

and MM&A has accepted these

as being
a true and

accurate depiction

of the mineral

rights controlled

by Coronado.

The TRS assumes
the properties are developed under responsible and experienced management.
3.3

Mineral Rights
Coronado

supplied property

control

maps

to

MM&A related

to properties

for

which mineral
and/or

surface

property

are

controlled

by

Coronado.

While

MM&A

accepted

these
representations

as

being

true

and

accurate,

MM&A

has

no

knowledge

of

past

property
boundary

disputes

or

other

concerns,

through

past

knowledge

of

the

Property,

that

would
signal concern over future mining operations or development potential.
Property control in Appalachia can be intricate.

Coal mining properties are typically composed
of numerous property tracts

which are owned

and/or leased from

both land

holding companies
and

private

individuals

or

companies.

It

is

common

to

encounter

severed

ownership,

with
different

entities or

individuals controlling

the surface

and mineral

rights.

Mineral

control

in
the region is typically characterized by leases or ownership of larger tracts of land,

with surface
control generally comprised of smaller tracts, particularly

in developed areas.
Legal

mining

rights

may

reflect

a

combination

of

in

fee

or

mineral

ownership

and

in

fee

or
mineral

leases of

coal lands

through

various surface

and mineral

lease agreements.

There is
also a relatively small amount of area where the coal is partially-owned and/or partially leased
on a limited number of individual tracts.

Control of

the surface property

is necessary to

conduct surface mining

but is not necessary

to
conduct underground mining.
Upon

acquisition

of

mineral

control

for

desired

coal

seams

of

surface-mineable

economic
interest,

it

is

typical

practice

in

the

region

for

operators

to

delay

the

acquisition

of

surface
control

for

purposes

of

surface

mining

and

other

surface

development

until

plans

are
established for

near-future

development.

Therefore,

it is

common for

an operator

to control
mineral

for

proposed

areas

of

mining

for

which

they

have

not

established

the

legal

right

to
surface mine due to

the lack of surface

control.

Acquisition of these rights

is typically delayed

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 16
in order

to limit

cost and

royalty

payments

for

areas not

under consideration

for near-future
development.

Coronado’s

executive

management

team

has

a

history

of

surface

mining

in
Central Appalachia and has conveyed to MM&A that it has been successful in acquiring surface rights where needed for past operations.
3.4

Encumbrances
No Title Encumbrances are known.

By assignment, MM&A did not complete a query

related to
Title Encumbrances.

3.5

Other Risks
There

is

always

risk

involved

in

property

control.

As

is

common

practice,

Coronado,

and

its
predecessors,

have

had

their

legal

teams

examine

the

deeds

and

title

control

in

order

to
minimize the risk.

Historically, property control has not

posed any significant

challenges related
to Logan’s

operations.

4
Accessibility, Climate, Local Resources,
Infrastructure and Physiography
4.1

Topography,

Elevation, and Vegetation
Topography

of

the

area

surrounding

the

Logan

County

Complex

is

typical

of

the

Central
Appalachian Plateau, being

rugged and

deeply dissected

by v-shaped river

valleys, and generally
flanked

by steeply

sided upland

regions, with

occasional gentle

slopes in

select areas

such as
river valleys.

The drainage system in the region tends to be mostly dendritic in nature.

Surface
elevations

near

the

mine

complex

range

from

approximately

823

meters

above

sea

level

in
upland regions

to roughly

338 meters

at stream

level.

The Property

is moderately

to heavily
vegetated, with oak-hickory forests

as the dominant forest type and northern hardwood forest
being

less

prominent.

The

Property

is

not

situated

near

any

major

urban

centers,

and

the
surrounding area is rural.
4.2

Access and Transport
Access

to

the

Logan

Mine

property

consists

of

primary,

secondary,

and

unimproved

roads,
forming a well-developed

transportation network.

Highway 119 is

the primary highway in

the
area

running

southwest

to

northeast

from

the

Kentucky-West

Virginia

line

through

Mingo,
Logan, and

Boone Counties.

Secondary roads

Route 16

and Route

10 provide

the most direct
access

through

the

Property

running

east-west

across

the

leased

area.

Numerous

other
secondary and unimproved roads

provide direct access

to the mine

property, some being state-
and

county-maintained.

These

roads

typically

stay

open

throughout

the

year.

Additionally,
private access roads to existing mines

provide transport corridors, and more such

roads may be
developed

as needed.

The

Coronado-owned

Saunders

Preparation

Plant services

the mines.

The ROM coal is delivered from the

Lower War Eagle Mine via overland conveyor, all remaining
production is or will be delivered to the plant site by truck.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 17
4.3

Proximity to Population Centers
The Logan property lies near the town

of Lorado in Logan County, West Virginia, approximately
145 kilometers southeast of Huntington,

West Virginia and 129 kilometers

south-southwest of
Charleston, West Virginia.

As of 2021, Logan County had a

population of approximately 31,900
residents, Boone County had 21,300 residents, and Wyoming

County had 21,000 residents.

4.4

Climate and Length of Operating Season
The

region’s

climate

is

classified

as

humid,

sub-tropical

with

four

distinct

seasons:

warm
summers, cold winters, and

moderate fall and spring

seasons.

Precipitation in the

region occurs
throughout

the

year

with

the

most

rain

falling

in

spring

and

the

early

months

of

summer.

Average

yearly rainfall

is 67.69

centimeters.

Summer months

typically begin

in late

May and
end in

early September and

range

in average

temperature

from 53

to 84

degrees Fahrenheit
(or 11.6 to 28.9 degrees Celsius).

Winters typically begin in mid to late November and run until mid to

late March with

average

temperatures

ranging from

26 to

57 degrees

Fahrenheit

(or -
3.3 to 13.9 degrees Celsius).

Precipitation in the winter typically comes in the form of snowfall
or

as

a

wintery

mix

(sleet

and

snow)

with

severe

snowfall

events

occurring

occasionally.

Seasonal

variations

in

climate

typically

do

not

affect

underground

mining

in

West

Virginia.

However,

weather

events

could

potentially

incumber

surface

mining

and

preparation

plant
operations on a very limited basis, typically lasting less than a few days.
4.5

Infrastructure
The Logan Mine

Complex has sources

of water, power,

personnel, and supplies

readily available
for use.

Personnel have historically been sourced from the surrounding communities in Logan,
Boone, Wyoming, and Mingo counties, and have proven to be adequate in numbers to operate past

and

current

mines.

As

mining

is

common

in

the

surrounding

areas,

the

workforce

is
generally familiar with mining practices and is comprised of a strong talent pool of experienced
miners.

Water

is

sourced

locally

from

Buffalo

Creek

Public

Service

District

and

electricity

is
sourced from American Electric Power ( AEP )
.

The service industry

in the areas

surrounding the
mine complex

has historically

provided

supplies, equipment

repairs

and fabrication,

etc.

The
Coronado-owned Saunders Preparation

plant services the mines and operates

at a rate

of 952
tph.

The

Coronado-owned

Elk Lick

Loadout

serves as

the primary

means of

shipment

and

is
connected to a CSX rail line,

which either serves the

domestic market directly, or transports the
coal to the Pier 9 and Dominion terminals at Norfolk, Virginia for overseas shipment.
5
History
5.1

Previous Operation
The Logan

County properties

were

started

in 1945

by
Lorado Mining

Company
, were

sold to
Buffalo

Mining

Company

in

1964

and

then

to
Pittston

Coal

Company

(
Pittston )

in

1971.

Pittston

operated

the

properties

until

the

early

1990’s.

After

being

idle

for

a

period,

the
properties were then

sold to
Addington Resources

in 2004.

Imagin Natural Resources

acquired

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 18
the

properties

in

2007,

and

subsequently

sold

them

to

Cliffs

in

2011,

which

in

turn

sold

the
properties to Coronado in 2014.
Coronado

produced

approximately

1.8 Mt

in 2016,

2.6 Mt

in 2017,

2.6 Mt

in 2018,

2.7 Mt

in
2019, 1.6 Mt in 2020, 1.9 Mt in 2021, 2.1 Mt in 2022, and 2.5 Mt in 2023.
5.2

Previous Exploration
The

Properties

have

been

extensively

explored

by

subsurface

drilling

efforts

carried

out

by
numerous entities, most of which were completed prior to acquisition by Coronado.
Drill records indicate that independent

contract drilling operators

have typically been engaged
to carry out drilling on the Properties.

Geophysical logging was typically performed by outside
logging firms.

MM&A, via its Geophysical Logging Systems

subsidiary,

has in the past logged a
significant number

of exploration

holes and

gas wells,

and currently

logs most

of the recently
drilled holes.
6
Geological Setting, Mineralization and Deposit
6.1

Regional, Local and Property Geology
The

Property

lies

in

the

Central

Appalachian

Coal

basin

in

the

Appalachian

Plateau
physiographic province.

Washington
Oregon
Idaho
Montana
North Dakota
Minnesota
South Dakota
Wyoming
Green River
Wisconsin
Michigan
Nevada
California
Utah
Colorado
Nebraska
Iowa
Illinois
Indiana
Ohio
Pennsylvania
New York
Vermont
New Hampshire
Maine
Massachusetts
Rhode Island
Connecticut
N. Appalachian
New Jersey
Delaware
Maryland
West Virginia
Virginia
Kentucky
Kansas
Missouri
Arizona
New Mexico
Oklahoma
Arkansas
Tennessee
C. Appalachian
North Carolina
South Carolina
Mississippi
Alabama
Black Warrior
Georgia
Louisiana
Texas
Florida
Approximate Location of Logan Property
Bituminous / Subbituminous Coalfields
N. Appalachian
U.S. Coking Coalfields
643.73 km
0
643.73 km
400 miles
400 miles

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 19
Figure 6-1:

Coal Basins & Logan Property Location
Coal deposits in the eastern USA are the oldest and most

extensively developed in the country.

The

coal

deposits

on

the

Properties

are

Carboniferous

in

age,

being

of

the

Pennsylvanian
system.

Overall,

these

Carboniferous

coals

contain

two-fifths

of

the

USA’s

bituminous

coal
deposits

and

extend

over

1,448

kilometers

from

northern

Alabama

to

Pennsylvania

and

are
part

of

what

is

known

as

the
Appalachian

Basin
.

The

Appalachian

Basin

is

more

than

402
kilometers

wide

and,

in

some

portions,

contains

over

60

coal

seams

of

varying

economic
significance.
Within the Central Appalachian Basin, seams of economic significance typically range between
0.3 meters

and 1.8

meters in

thickness, with

relatively

little structural

deformation.

Regional
structure

is typically

characterized

by gently

dipping strata

to the

northwest

at less

than one
percent.
The

coal-bearing

formations

of

interest

at

Logan

is

of

the

lower

section

of

the

Kanawha
Formation, which comprise a major portion of

the exposed ridges.

The coal-bearing Formation
includes

sedimentary sequences

of sandstones,

siltstones, shales,

and mudstones

with minor
occurrences of siderite, limestone and flint clay.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 20
Coronado
mines several coal seams

within the Kanawha formation.

The seams are as follows:
Buffalo

Creek,

Upper

Clarion

Rider,

Clarion,

Lower

Clarion,

Upper

Stockton,

Lower

Stockton,
Lower Coalburg, Lower

Dorothy,

Upper Winifrede, Lower Winifrede,

Chilton-A, Chilton, Upper
Cedar

Grove,

Middle

Cedar

Grove,

Lower

Cedar

Grove,

No.

2

Gas,

Upper

Powellton,

Lower
Powellton, Eagle, and Lower War

Eagle seams demonstrate mining potential on this property.
Logan in

2023 had two

active surface

mines and four

active underground

mines.

The Elk Lick
(Buffalo

Creek South)

and Toney

Fork mines

are surface

mines, while

the Eagle

No. 1,

Muddy
Bridge and Lower War Eagle are underground mines.

The North Fork Winifrede Mine was fully
depleted

in

2023.

The

Powellton

No.

1

Mine

was

in

process

of

being

rehabilitated

and

had
minimal production

during the fourth

quarter 2023, with

plans to initiate

full production

with
one

mining

section

in

the

first

quarter

of

2024.

The

active

Toney

Fork

surface

mine

has
historically

mined

multiple

seams

including

the

Upper

Winifrede,

Lower

Winifrede,

Upper
Clarion Rider,

Upper Clarion, Lower Clarion, Lower Coalburg, Upper

Coalburg, Upper Stockton,
Lower Stockton, Chilton-A, and Lower Dorothy Seams.

Future surface mine reserve production
at Logan

is anticipated

to focus

on those

seams having

the best

opportunity for

sale into

the
metallurgical coal

markets, namely the Lower

Coalburg seam and below.

The Powellton

No. 1
Mine is projected to extract

the Lower and Upper Powellton

jointly in some areas, while other
areas are projected to extract only the Lower Powellton

due to seam splitting.

The Eagle No. 1
and Muddy

Bridge Mines

are projected

to extract

the No.

2 Gas

seam.

The Lower

War

Eagle
mine is projected to extract the Lower War

Eagle seam.

6.2

Mineralization
The

generalized

stratigraphic

columnar

section

in
Figure

6-1

demonstrates

the

vertical
relationship of the principal coal seams and rock formations on the Property.

System
Fm.
Lithology
Seam Name
Lower Pennsylvanian
Kanawha Formation
Clarion Upper & Lower
Stockton Upper & Lower
Coalburg Upper & Lower
Lower Dorothy (No.9.5)
Chilton A (No.9)
Buffalo Creek (No.8.5)
Winifrede Upper & Lower (No.8)
S132
S130
S120
S110
Dingess Limestone
Chilton (Williamson)
S84
S80
Upper Cedar Grove
Middle Cedar Grove
Lower Cedar Grove
Upper Powellton (Upper Alma)
Lower Powellton (Lower Alma)
No.2 Gas Upper (Matewan/Peerless)
No.2 Gas Lower (Eagle)
No.2 Gas
Lower War Eagle (No.4)

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 21
Figure 6-2:

Logan Stratigraphic Column
(not to scale)
6.3

Deposits
The

coal

produced

at

Logan

Mine

complex

is

typically

high-volatile

(typically

28

percent

or
greater

volatile matter

content) bituminous

coal.

Seam quality

varies with

distance from

the
cropline,

so

some

seams

will

be

shipped

into

both

the

thermal

and

metallurgical

markets
depending

on

mining

method

and

ultimate

quality.

Saleable

product

from

the

surface
operations is projected

to be sold primarily into the

metallurgical coal market;

however,

some
production

is

planned

to

be

sold

into

the

thermal

coal

market

due

to

quality

limitations.

Underground coal is sold almost exclusively

in the metallurgical markets.
7
Exploration
7.1

Nature and Extent of Exploration
The

Properties

have

been

extensively

explored

by

subsurface

drilling

efforts

carried

out

by
numerous entities, most of which were completed prior to acquisition by Coronado.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 22
Diamond core,

rotary,

and gas

well drilling

are the

three primary

types of

exploration

on the
Property.

Drill hole collar elevations and

total depths vary by hole

due to the hilly

terrain of the
Property.

Data

for

correlation

and

mining

conditions

are

derived

from

core

descriptions

and
geophysical

logging

(e-logging).

Coal

quality

analyses

were

also

employed

during

the

core
exploration

process.

A total

of 1,133

core and

rotary

holes have

been drilled

for

exploration
purposes on and around the leased property.
In 2023, Coronado completed one exploration

hole, along the Toney

Fork drainage and for the
Lower War Eagle Mine reserve area,

which has been incorporated herein.

Drill records indicate that independent

contract drilling operators

have typically been engaged
to carry

out drilling

on the

Property.

Geophysical

logging was

typically performed

by outside
logging firms.

MM&A, via its Geophysical

Logging Systems subsidiary,

has logged a

significant
number

of

the

past

exploration

holes

and

gas

wells,

and

currently

logs

most

of

the

recently
drilled holes.
The location of the drilling is shown on the maps included in Appendix B .
The concentration of exploration

varies slightly across the Property.

Drilling on the Property is
typically

sufficient

for

delineation

of

potential

surface,

highwall

miner,

and

deep

mineable
benches.

Core logging

is performed

by professional

geologists

in cases

where

roof and

floor
strata

are of

particular interest

and in

cases where

greater

resolution and

geologic detail

are
needed.

Even

so,

most of

the drill

hole data

comes from

more simplified

driller’s logs,

which
often

lack

specific

details

regarding

geotechnical

conditions

and

specific

geology,

making
correlations and floor and roof conditions more difficult to determine.

Geophysical logging (e-
logging)

techniques,

by contrast,

document

specific details

useful

for

geologic

interpretation
and mining conditions.

Given the variability

of data-gathering

methods,
definitive

mapping of
future mining

conditions may

not be

possible, but

projections and

assumptions can

be made
within a reasonable

degree of certainty.

A significant effort was put into verifying the integrity
of

the

database

records.

Once

the

data

was

verified,

stratigraphic

columnar

sections

were
generated using cross-sectional analysis to establish

or confirm coal seam correlations.
A typical cross-section is shown in Figure 7-1 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 23
Figure 7-1:

Logan Cross-Section
Due

to

the

long

history

of

exploration

by

various

parties

on

the

Property,

a

wide

variety

of
survey

techniques

exist

for

documentation

of

data

point

locations.

Many

of

the

older
exploration drill holes

appear to

have been located by

survey and

more recently-completed drill
holes

are

often

located

by

high-resolution

Global

Positioning

System

(
GPS
)

units.

However,
some holes appear to have been approximately

located using USGS topography

maps or other

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 24
methods

which are

less accurate

.

Therefore,

discretion

by MM&A

had to

be used

regarding
the accuracy

for the

location and

ground surface

elevation

of some

of these

older drill

holes.

In

instances

where

a

drill

hole

location

(or

associated

coal

seam

elevations)

appeared

to

be
inconsistent

with

the

overall

structural

trend

(or

surface

topography

for

surface-mineable
areas), the data point was not honored for geological modeling.

Others with apparently minor
variances were logically adjusted and then used by MM&A.

Surveying

of

the

underground

and

surface

mined

areas

has

been

performed

by

the

mine
operators and/or their consulting surveyors.

By assignment, MM&A did

not verify the

accuracy
or completeness of the supplied mine maps but accepted

this information as being the work of
responsible engineers and surveyors, as required by both State and Federal Law.
MM&A

compiled

comprehensive

topographic

map files

by

selecting

the

best

available

aerial
mapping for

each area,

surface mine

resources and

reserves in

particular,

and filled

any gaps
with digital USGS topographic mapping.
7.2

Non-Drilling Procedures and Parameters
Some analyses,

specifically ultimate

ash and sulfur

types are

not as prevalent

as others

in the
testing

done

on

samples

recovered

by

drilling.

To

supplement

the

information

database,
samples have been collected from mine stockpiles and either truck or tra in shipment samples.
7.3

Drilling Procedures
Core drilling methods utilize NX-size (5.4 centimeters) or similar-sized core cylinders to recover
core

samples,

which

can

be

used

to

delineate

geologic

characteristics,

and

for

coal

quality
testing and geotechnical logging.

For the core holes, the geophysical

logs are especially useful
in

verifying

the

core

recovery

of

both

the

coal

samples

(for

assurance

that

sample

is
representative

of the full seam)

and of the roof

and floor rock

samples (for evaluating

ground
control

characteristics

of

deep

mineable

coal

seams).

In

addition

to

the

core

holes,

rotary
drilled

holes also

exist

on most

of the

Properties.

Data

for

the

rotary

drilled

holes is

mainly
derived from

downhole geophysical

logs, which

are used

to interpret

coal and

rock thickness
and depth since logging of the drill cuttings is not reliable.
A wide variety of core

-logging techniques exist for the

properties.

For many of the core

holes,
the

primary

data

source

is

a

generalized

lithology

description

by

the

driller,

typically
supplemented

by a

more detailed

core

log completed

by a

geologist.

The Logan

drilling logs
were provided to MM&A as a geological database.

MM&A geologists were not involved in the
production

of

original

core

logs

but

did

perform

a

basic

check

of

information

within

the
provided

database.

Where

geophysical

logs

for

such

holes

are

available,

they

were

used

by
MM&A geologists to verify the coal thickness and core recovery of each seam.

7.4

Mine Data
Mine

data

from

underground

mines

was

supplied

to

supplement

the

exploration

drillhole
records,

by seam.

In-seam mine

data was

provided from

Coronado through

Microsoft® Excel
files or from coal

section measurements recorded within maps

of several mines.

The mine data
was

processed

for

seam

thickness

and

coal

thickness,

by

seam

and

then

appended

to

the

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 25
Carlson model

database for

seam model

updates.

Seam thickness

data

excluded

roof and

or
floor strata records

above and below the measured

seam.

In 2023, active underground

mines
that

included

supplemental

mine

data

included

Muddy

Bridge

and

Eagle

No.

1

Mine

in

the
Lower No. 2 Gas (Eagle) seam and the Lower War Eagle mine.

In-mine seam

measurements were taken

by mine

survey workers with

a tape

measure to record
coal

and parting(s)

thicknesses and

data

locations.

Subsequently,

the thickness

and

location
records

were transferred

into digital

format

and AutoCAD

maps.

Seam section

data of

these
records were then used with drill hole seam data to update geologic models.

Anomalous seam
thickness data,

of which there were only a few,

were not honored for the update.

Coal quality
samples were

not collected

by surveyors

with seam thickness

measurements.

The spacing

of
the in-mine measurements is tighter than

that of the drill hole data.

In general, the mine data
fit thickness trends

of the surrounding

drill holes and

emphasized existing

thickness trends

as
seen from surrounding

drill hole data.

In a few

places the in-mine data

showed local thinning
or thickening thickness trends of limited extent.
In-Mine seam measurement counts by seam are as follows:

>
Lower Winifrede seam includes 51 in-mine data locations taken from the adjacent, inactive deep mine.
>
Lower

War

Eagle

seam

includes

551

in-mine

data

locations,

mainly

located

beside

remaining
mineable sections of the active deep mine.
>
Lower No. 2 Gas seam includes 1,974 in-mine data locations.

Of the 1,974 mine data locations,
478 are from the Muddy Bridge deep

mine and 1,496 are from the

Eagle No. 1 Mine.

The Lower
No. 2 Gas update displays a seam

thickness differential between the thicker Muddy Bridge mine area and the thinner Eagle No. 1 Mine which is represented with the mine data.
7.5

Hydrology
Hydrologic

testing

and forecasting

are necessary

parts of

the permitting

process

and as

such
are routinely considered in the mine planning process.
Logan

has

a

lengthy

history

of

operation

and

five

currently

active

mines

with

no

significant
hydrologic concerns or material issues experienced in its history.

Future mining is projected to
occur

in

areas

exhibiting

similar

hydrogeological

conditions

as

past

mining,

including

stream
undermining and undermining of aquifers.

Based upon the successful history of the operation
with

regards

to

hydrogeological

features,

MM&A

assumes

that

the

operation

will

not

be
hindered by such issues in the future.
7.6

Geotechnical Data
Mining plans

for potential

underground mines

were developed

by Coronado

and modified by
MM&A

to

fit

current

property

constraints.

Pillar

stability

was

tested

by

MM&A

using

the
Analysis of Coal

Pillar Stability (ACPS)

program that was developed by the
National Institute for
Occupational Safety and Health ( NIOSH )
.

MM&A reviewed the results from the ACPS analysis

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 26
and

considered

it

in

the

development

of

the

LOM

plan.

Coal

and

rock

strengths

from

core
testing are used to verify the empirical assumptions integral to ACPS.
8
Sample Preparation, Analyses and Security
8.1

Prior to Sending to the Lab
Most

of

the

coal

samples

have

been

obtained

from

the

Property

by

subsurface

exploration
using core

drilling techniques.

The protocol

for preparing

and testing

the samples

has varied
over time and

is not well documented

for the older

holes drilled on the

Property.

Following a
process, typical USA

core drilling

sampling technique

is for

the coal

core sample,

once recovered
from the core barrel, to be described then wrapped in a sealed plastic sleeve and placed into

a
wooden core box, which is the length of the sample and covered with a lid so that the core can be delivered

to a laboratory

in relatively

intact condition

and with inherent

moisture content.

Each core

sample box

is identified

with the

seam, hole

identification number

and the

sample
interval depth scribed on

the sample box lid.

This process has

been the norm

for both historical
and ongoing exploration activities at Logan.
This

work

is

typically

performed

by

the

supervising

driller,

geologist

or

company

personnel.

Samples are most often delivered

to the company by the

driller after each shift or acquired

by
company

personnel

or

representatives.

Most

of

the

coal

core

samples

were

obtained

by
previous

or

current

operators

on

the

Property.

MM&A

did

not

participate

in

the

sample
collection

and

analysis

of

the

core

samples.

However,

it

is

reasonable

to

assume,

given

the
sophistication level of the previous operators, that these samples were generally collected

and
processed under industry best-practices.

This assumption is based on MM&A’s familiarity with
the operating companies and the companies used to perform the analysis.
8.2

Lab Procedures
Coal quality testing has been performed

over a large number of years

by operating companies
using different laboratories

and testing regimens.

Some of the samples have raw analyses and
washabilities

of

the

full

seam

(with

coal

and

rock

parting

layers

co-mingled)

and

are

mainly
useful

for

characterizing

the

coal

quality

for

projected

production

from

underground

and
highwall mine

operations.

Other samples

have coal

and rock

analyzed separately,

the results
of which can be manipulated to forecast either surface or underground mine quality.

Care has
been taken

to use

only those

analyses that

are representative

of the

coal quality

parameters
for the appropriate mining type for each sample.
Standard procedure

upon receipt of

core samples by the

testing laboratory

is to log the

depth
and

thickness

of

the

sample,

then

perform

testing

as

specified

by

a

representative

of

the
operating

company.

Each

sample

is

then

analyzed

in

accordance

with

procedures

defined
under
ASTM International

(
ASTM )

standards including,

but not

limited to;

washability (ASTM
D4371); ash (ASTM D3174); sulfur

(ASTM D4239); Btu/lb. (ASTM D5865); volatile

matter (ASTM
D3175); Free Swell Index ( FSI ) (ASTM D720).
Since 1957 (the earliest

coal quality information available), the Property has

been controlled by
various mining companies

utilizing their own corporate

laboratories including:
Buffalo Mining

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 27
Company
(Lorado,

West Virginia),
Pittston Coal Group
(Lyburn, West

Virginia), and
Clinchfield
Coal Company
(Clinchfield, Virginia).

Since 1985 to the present, additional laboratories not

affiliated with coal companies who have
provided analytical data for the Property include:
>
Mineral

Labs,

Inc.
(Salyersville,

Kentucky)
accredited

by

the
Perry

Johnson

Laboratory
Accreditation, Inc. ( PJLA
).

>
Standard

Laboratories,

Inc
(South

Charleston,

West

Virginia)
accredited

by

the
ANSI
National Accreditation Board ( ANAB ).
>
Standard Laboratories, Inc (Whitesburg, Kentucky) accredited by the ANAB.
>
Commercial

Testing

&

Engineering

Company

(Charleston,

West

Virginia)

–

no

longer

in
operation.
>
Gallagher Coal Research Center
(Crab Orchard, West

Virginia) – no longer in operation.
>
Standard Laboratories, Inc.
(Scott Depot, West Virginia) – accredited

by the ANAB
.
>
SGS

North

America
(Sophia,

West

Virginia)

–

a

leading

accredited

body

and

a
Nationally
Recognized Test

Laboratory

(
NRTL ); currently utilized by Coronado for sample analysis.
9
Data Verification
9.1

Procedures of Qualified Person
MM&A reviewed the digital geologic database supplied by Coronado.

The database consists of
data records,

which include drill

hole information

for holes that

lie within and

adjacent to the
Property

and

records

for

numerous

supplemental

coal

seam

thickness

measurements.

For
supplemental

record

verification,

copies of

each entry

were

printed,

and cross

referenced

to
the

original

document

for

verification.

Once

the

initial

integrity

of

the

database

was
established,

stratigraphic

columnar

sections were

generated

using cross

-sectional analysis

to
establish or confirm coal seam correlations.

Geophysical logs were used wherever available to
assist

in confirming

the seam

correlation

and to

verify proper

seam thickness

measurements
and recovery of intercepted

coal sections and collected samples.

After

establishing

and/or

verifying

proper

seam

correlation,

seam

data

control

maps

and
geological cross-sections

were generated

and again used

to verify

seam correlations

and data
integrity.

Once the database was

fully vetted, seam thickness,

base of seam

elevation, roof and
floor

lithology,

and

overburden

maps

were

independently

generated

for

use

in

the

mine
planning process.
9.2

Limitations
As with any exploration program, localized anomalies

cannot always be discovered.

Ideally, the
greater the

density of the

samples taken,

the less the

risk.

Once an area

is identified as being

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 28
of interest

for inclusion

in the mine

plan, additional samples

are taken

to help reduce

the risk
in those specific areas.

In general, provision is made in the

mine planning portion of the study
to allow for localized anomalies

that are typically classed

more as a

nuisance than a

hinderance.
9.3

Opinion of Qualified Person
Sufficient

data

has

been

obtained

through

various

exploration

and

sampling

programs

and
mining operations to support the

geological interpretations of seam structure and

thickness for
coal

horizons

situated

on

the

Property.

The

data

is

of

sufficient

quantity

and

reliability

to
reasonably support the coal resource and coal reserve estimates in this TRS.
10
Mineral Processing and Metallurgical Testing
10.1

Testing

Procedures
Separate

tabulations

have

been

compiled for

basic chemical

analyses

(both raw

and washed
quality),

petrographic

data,

rheological

data

and

chlorine,

ash,

ultimate

and

sulfur

analysis.

Some

of

the

data

categories

from

the

analyses

are

not

as

prevalent

and

have

been
supplemented

by

samples collected

from

mine stockpiles

and

either truck

or

train

shipment
samples.
Available

coal quality

data

were

tabulated

by resource

area in

a Microsoft®

EXCEL

workbook
and the

details of

that work are

maintained on

file at

the offices

of Coronado

and MM&A.

These
tables

also

provide

basic

statistical

analyses

of

the

coal

quality

attributes,

including

average
value; maximum and minimum values; and the sample count (number of samples)

available to
represent

each

quality

parameter

of

the

seam.

Coal

samples

that

were

deemed

by

MM&A
geologists

to

be

unrepresentative

were

not

used

for

statistical

analysis

of

coal

quality,

as
documented

in

the

tabulations.

A

representative

group

of

drill

hole

samples

from

the
Properties were then checked against the

original drill laboratory reports

to verify accuracy and
correctness.
The

amount

and

areal

extent

of

coal

sampling

for

geological

data

is

generally

sufficient

to
represent

the

quality

characteristics

of

the

coal

horizons

and

allow

for

proper

market
placement

of the

subject coal

seams.

For

some of

the

coal

deposits,

there

are

considerable
laboratory

data

from

core

samples

that

are

representative

of the

full

extent

of the

resource
area; and for others there

are more limited data to represent

the resource area.

For example,
in the

active operations

with considerable

previous mining,

there may

be limited

quality data
within some of

the remaining resource

areas; however,

in those cases

the core

sampling data
can

be

supplemented

with

operational

data

from

mining

and

shipped

quality

samples
representative of the resource

area.
10.2

Relationship of Tests

to the Whole
The extensive

sampling and testing

procedures typically

followed in

the coal industry

result in
an

excellent

correlation

between

samples and

marketable

product.

Shipped

analyses

of the
coal

from

Logan

were

reviewed

to

verify

that

the

coal

quality

and

characteristics

were

as

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 29
expected.

The

Logan

properties

have

a

long

history

of

saleable

production,

under

various
owners, in the high-volatile metallurgical

and thermal markets, confirming exploration results.
10.3

Lab Information
Each

sample

is

analyzed

at

area

Laboratories

that

operate

in

accordance

with

procedures
defined

under

ASTM

standards

including,

but

not

limited

to

the

following

(Note:

not

all
analytical tests identified in this list have been run on each sample):

>
ASTM D 4371

– Test

Method for Determining Washability Characteristics

of Coal
>
ASTM D 3174

– Method for Ash in the Analysis Sample of Coal and Coke
>
ASTM

D

4239

–

Test

Methods

for

Sulphur

in

the

Analysis

Sample

of

Coal

and

Coke

Using
High-Temperature

Tube Furnace Combustion Methods
>
ASTM D 5865

– Test

Method for Gross Calorific Value

of Coal and Coke
>
ASTM D 3175

– Test

Method for Volatile Matter

in the Analysis Sample of Coal and Coke
>
ASTM D 3176 – Standard Practice for Ultimate Analysis of Coal and Coke
>
ASTM D 3178
– Test

Method for Carbon and Hydrogen in Coal and Coke
>
ASTM D 3179
– Test

Method for Nitrogen in Coal and Coke
>
ASTM D 720

– Test

Method for Free-Swelling Index (
FSI ) of Coal
>
ASTM

D

5515
–

Test

Method

for

Determination

of

the

Swelling

Properties

of

Bituminous
Coal Using a Dilatometer (Arnu)
>
ASTM D 2639

– Test

Method for Plastic Properties of Coal (Gieseler)
>
ASTM D 3683
– Trace Elements

in Coal and Coke Ash by the Atomic Absorption Method
>
ASTM D 1857
– Standard Test

Method for Fusibility of Coal and Coke Ash
>
ASTM

D

2798
–

Microscopical

Determination

of

the

Reflectance

of

Vitrinite

in

a

Polished
Specimen of Coal
Ultimate

analysis

is

a

process

typically

used

which

gives

the

composition

of

coal

in

terms

of
carbon, hydrogen,

nitrogen, oxygen,

ash, and sulfur

without regard

to origin.

The sum

of the
carbon,

hydrogen,

nitrogen,

sulfur,

and

ash

are

subtracted

from

100

percent

to

calculate
oxygen percent.
Heating value

or calorific

value is

a measure

of the

heat produced

from a

unit weight

of coal.

In

the

United

States,

it

is

commonly

expressed

in

British

thermal

units

per

pound

(
Btu/lb.
).

Other units are kilocalories

per kilogram (
Kcal/kg
) and kilojoules

per gram (
KJ/g
).

Heating value
is generally determined by burning a weighed coal sample, in oxygen,

in a calorimeter.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 30
As noted

previously,

since 1957

(the earliest

coal quality

information

available), the

Property
has

been

controlled

by

various

mining

companies

utilizing

their

own

corporate

laboratories
including: Buffalo Mining Company
(Lorado,

West Virginia),
Pittston Coal Group (Lyburn, West
Virginia), and Clinchfield Coal Company
(Clinchfield, Virginia).

Since 1985 to the present, additional laboratories not

affiliated with coal companies who have
provided analytical data for the Property include:
>
Mineral Labs, Inc. (Salyersville,

Kentucky)
accredited by the PJLA

.

>
Standard Laboratories, Inc. (South Charleston, West Virginia) accredited by the ANAB .
>
Standard Laboratories, Inc. (Whitesburg, Kentucky)
accredited by the ANAB.

>
Commercial

Testing

&

Engineering

Company

(Charleston,

West

Virginia)

–

no

longer

in
operation.
>
Gallagher Coal Research Center (Crab Orchard,

West Virginia) – no longer in operation.
>
Standard Laboratories, Inc. (Scott Depot, West

Virginia) – accredited by the ANAB.
>
SGS North America (Sophia,

West Virginia) – a leading

accredited body and a

NRTL; currently
utilized by Coronado for sample analysis.

10.4

Relevant Results
No critical factors have been found

that would adversely affect the recovery

of the Reserve.

11
Mineral Resource Estimates
MM&A

independently

created

geologic

models

to

define

the

coal

resources

of

Logan.

Coal
resources were estimated

as of December 31, 2023.
11.1

Assumptions, Parameters and Methodology
Geological

data

was

imported

into

Carlson

Mining
®

software

for

geological

modelling

and
resource

estimates.

The imported

data,

formatted

in Microsoft
®

Excel

files, incorporat

es drill
hole collar elevations, seam and thickness

picks, bottom seam elevations and

raw and washed
coal

quality.

These

data

files

were

validated

prior

to

importing

into

the

software.

Once
imported,

a

geologic

model

was

created,

reviewed,

and

verified

with

a

key

element

being

a
gridded

model

of

coal

seam

thickness.

Resource

tonnes

were

estimated

by

using

the

seam
thickness

grid based

on each

valid

point

of observation

and

by defining

resource

confidence
arcs

around

the

points

of

observation.

Points

of

observation

for

Measured

and

Indicated
confidence arcs were

defined for all valid

drill holes that intersected

the seam using standards
deemed acceptable by MM&A based on

a detailed geologic evaluation and a statistical analysis
of all

drill holes

within the

projected reserve areas

as described

in
Section 11.1.1
.

The geological
evaluation

incorporated

an

analysis

of seam

thickness related

to

depositional

environments,
adjacent roof and floor lithologies, and structural influences.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 31
After

establishing

seam correlations,

validated

coal

seam data

,

including seam

thickness and
elevation for seams of economic interest,

were used to generate a geologic model.

Due to the
relative

structural

simplicity of

the deposits

and the

reasonable continuity

of the

tabular coal
beds, the

principal geological

interpretation

necessary to

define the

lateral

extent

of the

coal
deposits

is

the

proper

modeling

of

seam

thickness

and

elevation.

Both

coal

thickness

and
quality

data

are

deemed

by

MM&A

to

be

reasonably

sufficient

within

the

resource

areas.

Therefore, there is a reasonable level of confidence in the geologic interpretations required for coal

resource

determination

based

on

the

available

data

and

the

techniques

applied

to

the
data.
Table

11-1

below provides

the geological

mapping and

coal tonnage

estimation

criteria

used
for the

coal resource

and reserve evaluation

.

These cut-off

parameters

have been

developed
by

MM&A

based

on

its

experience

with

the

Coronado

properties

and

are

typical

of

mining
operations

in

the

Central

Appalachian

coal

basin.

This

experience

includes

technical

and
economic

evaluations

of numerous

properties

in the

region

for

the

purposes of

determining
the economic viability of the subject coal reserves.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 32
Table 11-1:

General Reserve & Resource Criteria
Item Parameters Technical Notes & Exceptions*
•

General Criteria

Reserve Classification Reserve and Resource Coal resources as reported are inclusive of coal reserves.
Reliability Categories Reserve (Proven and Probable)
Resource (Measured, Indicated & Inferred)
To better reflect geological conditions of the coal
deposits, distance between points of observation is
standard USGS (in meters), respectively, for measured
and indicated and inferred.
Effective Date of Resource Estimate December 31, 2023 Coal resources were updated for depletion and non-
material resource additions based on information from
Coronado.

Effective date for coal resources is as of
December 31, 2023.
Effective Date of Reserve Estimate December 31, 2023 Coal reserves were updated for depletion and non-
material reserve additions based on information from
Coronado.

Effective date for coal reserves is as of
December 31, 2023.
Seam Density Variable, dependent upon seam characteristics
(based on available drill hole quality).

In the
absence of laboratory data, estimated by (1)
assuming specific gravity of 1.30 for coal and 2.25
to 2.5 for rock parting, or (2) 1280 kg/m
3
to 1324
kg/m
3

for a “clean”

seam)
•

Underground-Mineable Criteria
Map Thickness Total seam thickness
Minimum Seam Thickness 0.76 meters (thermal coal); 0.68 meters
(metallurgical coal)

Minimum Mining Thickness 1.4 to 1.8 meters
Minimum Total Coal Thickness 0.76 meters (thermal coal); 0.68 meters
(metallurgical coal)

Minimum In-Seam Wash Recovery 50 percent; 40 percent where coal is belted directly to preparation plant
Wash Recovery Applied to Coal
Reserves
Based on average yield for drill holes within
reserve area, or in the absence of laboratory
washability data, based on estimated visual
recovery using specific gravities noted above and
95 percent yield on “clean” coal
Out-of-Seam Dilution Thickness for
Run-of-Mine Tonnes Applied to Coal
Reserves
0.05 meters minimum 2243 kg/m³ density used for dilution tonnage estimate
Mine Barrier 60.96-meter distance from abandoned mines and
sealed or pillared areas; 30.4-meter distance from
planned highwall miner panels
Minimum Reserve Tonnage 226,796 recoverable tonnes for individual area
(logical mining unit)
Minimum Overburden Depth 30.48 meters
Minimum Interval to Rider Coal Considered on a case-by-case basis, depending on interval lithology, etc.
<1.5 meters are resource
Minimum Interval to Overlying or
Underlying Reserves
Considered on a case-by-case basis, depending on
interval lithology, extent and type of extraction,
etc.
Typically, 12.19 meters
Minimum Interval to Overlying or
Underlying Mined Areas
Considered on a case-by-case basis, depending on
interval lithology, extent and type of extraction,
etc.
Adjustments Applied to Coal Reserves 6 percent moisture increase; 5 percent loss for preparation plant inefficiency

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 33
Item Parameters Technical Notes & Exceptions*
Surface Mineable Criteria
Topographic Map Source Reserves estimated based on aerial topography, where available, and best available aerial
topography for other areas.

Pre-law highwalls
also based on aerial topography, where available
Map Thickness Total mineable seam thickness (excluding removal partings)
Mine Recovery Applied to Coal
Reserves
90 percent; 25 percent for previously
underground mined areas.

Wash Recovery Not Applicable for most reserves estimated on a direct-ship basis.

Where surface mineable coal is
projected to be washed, based on average yield
for drill holes within reserve area, or in the
absence of laboratory washability data, based on
estimated visual recovery using specific gravities
noted above and 95 percent yield on “clean”

coal
Minimum Thickness 0.3 meter for principal seam (principal seam is any that is >0.76 meters from another mineable coal
bench)
0.15 meters for a split of a principal seam (split is
within 0.76 meters of another mineable coal
bench)
Minimum thickness of recoverable
coal within single seam
CTR/Area/HWM areas
0.6 meters
Minimum HWM Cutting Height 0.8 meters
Removable Rock Parting Thickness 0.07 meters
Maximum Cumulative Area Mining
Strip Ratio
30:1 – Area
15:1 – CTR
Exceptions considered for metallurgical grade coal
products if deemed economical
Design Bench Width for
Contour/HWM Areas
38.1 meters (Contour reserves estimated in
conjunction with potential HWM reserves)
Adjustments Applied to Marketable
Coal Reserves
4.5 percent moisture increase
Out-of-Seam Dilution Thickness
Applied to Coal Reserves
NA 2% adjustment (addition) made to product coal quality
ash to account for dilution

Surface Property Control Reserves considered where surface is controlled;
tonnage not estimated or classified as resource
where surface is uncontrolled.
Highwall Miner Reserves
Penetration Depth 91.4 – 243.8 meters
Seam Density & Wash Recovery Similar to underground-mineable reserves
Mine Recovery Applied to Coal
Reserves
40 percent

Minimum Coal Thickness 0.6 meter
Minimum Mining Height 0.9 meter
Adjustments Applied to Marketable
Coal Reserves
6 percent moisture increase and 5 percent loss for
preparation plant inefficiency
Out-of-Seam Dilution Thickness
Applied to Coal Reserves
0.9 meter less seam height 2242 to 2402 kg/m
3

density used for dilution tonnage
estimate
Note:

Exceptions for application of

these criteria to

resource and reserve estimation

are made as

warranted and demonstrated by either

actual
mining experience or detailed data that allows for empirical evaluation of mining conditions.

Final classification of coal reserve is made based
on the pre-feasibility evaluation.
11.1.1

Geostatistical Analysis
MM&A

completed

a

geostatistical

analysis

on

drill

holes

within

the

reserve

boundaries

to
determine

the

applicability

of

the

common

United

States

classification

system

for

measured
and indicated and inferred coal

resources.

Historically, the United States has assumed that

coal
within 0.4-kilometer

of a

point

of observation

represents

a measured

resource

whereas

coal
between 0.4 kilometer and

1.2 kilometer from a point

of observation is classified as

indicated.

Inferred

resources

are

commonly

assumed

to

be

located

between

1.2

kilometers

and

4.8
kilometers

from

a

point

of

observation.

Per

SEC

and

JORC

regulations,

only

measured

and

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 34
indicated

resources

may

be

considered

for

reserve

classification,

respectively

as

proven

and
probable reserves.
MM&A performed a

geostatistical analysis test of

the Logan

data set using

the Drill

Hole Spacing
Analysis

(
DHSA
)

method.

This

method

attempts

to

quantify

the

uncertainty

of

applying

a
measurement

from

a

central

location

to

increasingly

larger

square

blocks

and

provides
recommendations

for determining

the distances

between drill

holes for

measured, indicated,
and inferred resources.
To

perform DHSA

the data set

was processed to

remove any

erroneous data

points, clustered
data points, as well as directional

trends.

This was achieved through the use

of histograms, as
seen in Figure 11-1
, color coded scatter plots showing

the geospatial positioning of

the borings,
Figure 11-2 , and trend analysis.
Figure 11-1:

Histogram of the Total Seam Thickness for the No. 2
Gas Seam Present in the Logan Complex
Figure 11-2:

Scatter plot of the Total Seam Thickness for the No. 2 Gas
Seam Present in the Logan Complex
Following the

completion of

data processing,

a variogram

of the

data set

was created,
Figure
11-3
.

The variogram plots average

square difference against

the separation distance

between
the data

pairs.

The separation

distance is

broken

up into

separate

bins defined

by a

uniform
lag distance (e.g., for a lag distance of 152 meters the bins would be 0 – 152 meters, 153 – 305 meters, etc.).

Each pair of data points that are less than one lag distance apart are reported in
the first bin.

If the

data pair is

further apart

than one

lag distance

but less

than two

lag distances
apart, then the

variance is

reported in

the second bin.

The numerical average

for differences
reported

for

each

bin

is

then

plotted

on

the

variogram.

Care

was

taken

to

define

the

lag
distance in such a way as to not overestimate any nugget effect present in the data set.

Lastly,
modeled equations,

often spherical,

gaussian, or

exponential, are

applied to

the variogram

in
order to represent the data set across

a continuous spectrum.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 35
Figure 11-3: Variogram of the Total

Seam Thickness for the No. 2 Gas Seam

Present in the Logan Complex
The estimation

variance is

then calculated

using information

from the

modeled variogram

as
well

as charts

published by

Journel and

Huijbregts

(1978).

This value

estimates

the variance
from

applying

a

single

central

measurement

to

increasingly

larger

square

blocks.

Care

was
taken

to

ensure

any

nugget

effect

present

was

added

back

into

the

data.

This

process

was
repeated for each test block size.
The

final

step

of

the

process

is

to

calculate

the

global

estimation

variance.

In

this

step,

the
number of

square blocks

that would

fit inside

the selected

study area

is determined

for each
block size

that was

investigated

in the

previous step

.

The estimation

variance is

then divided
by the number of blocks that would fit inside the study area for each test block size.

Following
this determination, the

data is then

transformed back to represent the

relative error in

the 95
th
-
percentile range.
Figure 11-4
shows the results of the DHSA

performed on the No. 2 Gas

seam data for the Logan
Complex.

DHSA provides hole to hole spacing values,

these distances need to be converted

to
radius from

a central point

in order to compare

to the historical

standards.

A summary of the
radius data is

shown in
Table 11-2
.

DHSA prescribes measured,

indicated, and inferred drill

hole
spacings be determined at

the 10-percent, 20-percent,

and 50-percent levels

of relative error,
respectively.

Gaussian
Exponential
Spherical
Relative Error 95% Percentile Range
Drill Hole Spacing (m)
0
5
10
15
20
25
30
1000
1500
2000
2500
3000
3500

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 36
Figure 11-4: Result of DHSA for the No. 2 Gas Seam Present in the Logan Complex
Table 11-2:

DHSA Results Summary for Radius from a Central Point
Model:
Measured Radial Distance
(10% Relative Error)
Indicated Radial Distance
(20% Relative Error)
Inferred Radial Distance
(50% Relative Error)
(km) (km) (km)
Gaussian: 0.99 1.66 3.94
Spherical: 0.87 1.53 3.53
Exponential: 0.87 1.53 3.53
Comparing the

results of

the DHSA

to the

historical standards,

it is

evident that

the historical
standards are more conservative than even the most conservative DHSA model with regards to determining measured

resources.

The Exponential

and Spherical

models recommend

using a
radius

of

0.87

kilometers

for

measured

resources

compared

to

the

historical

value

of

0.4
kilometers.

With

respect

to

indicated

resources,

the

Spherical

and

Exponential

models
recommend

using

a

radius

of

1.53

kilometers.

The

historical

radius

of

1.2

kilometers

is
therefore also more conservative

than the DHSA results for indicated

resources.

These results
have led the QPs to report the data following the

historical classification standards, rather than
use the results of the DHSA.
11.2

Qualified Person’s Estimates
Mineral resources representing

in-situ coal are estimated Inclusive

of Reserve and Exclusive of
Reserves.

Based on the work and methods

described above and detailed geologic modelling of
the

areas considering

all defined

parameters,

a coal

resource

estimate,

summarized

in
Table
11-3
, was prepared as of December 31, 2023, for property controlled by Coronado.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 37
Table 11-3:

Coal Resources Summary as of December 31, 2023 (Mt)
Coal Resource (Dry Tonnes, In Situ, MT) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves 133.9 35.8 0.0 169.7
17 1.0 31 Exclusive of Reserves 39.2 35.9 3.4 78.5
Total 12/31/2023 173.1 71.7 3.4 248.3
Note:

Resource tonnes are inclusive of

reserve tonnes since they include the

in-situ tonnes from which recoverable

coal reserves
are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Property has 75.1

Mt of dry, in-place measured and indicated

resource tonnes exclusive of reserves as of

December 31,
2023.
11.3

Resources Exclusive of Reserves
The

Property

contains

multiple

resource

blocks

which

were

not

deemed

to

exhibit

reserve
potential at the time of the study.

These underground-mineable resources, formally identified
as resources

exclusive

of reserves,

are from

the No.

2 Gas,

Lower Powellton,

Peerless,

Lower
Winifrede,

Middle

Cedar

Grove

and

Beckley

coal

seams.

A

portion

of

the

Lower

Winifrede
resources defined

in the February

2023 TRS were

converted to

reserves as part

of the current
2024 TRS by

virtue of a mine plan

and economic analysis

in
Section 19
.

There are also

surface
mineable

resources

exclusive

of

reserves

in

various

seams.

Reasons

which

may

preclude
elevation of resources to reserves include, but are not limited to:
1.

Unfavorable

economics

at

the

PFS

level,

yet

economics

could

become

attractive

in

the
future under different market

conditions.

2.

Exclusion from

LOM planning

by mining

operator due

to remaining

resource blocks

which
are

relatively

small,

isolated

blocks

and

not

currently

attractive

from

an

operational
perspective.

11.3.1

Initial Economic Assessment
MM&A

completed

an

initial

economic

assessment

to

determine

the

potential

economic
viability of resources

exclusive of

reserves.

Unlike the

economic analysis presented

in
Section
19

developed

to

test

reserves,

the

initial

economic assessment

below

is presented

on a

real
basis in 2023

dollars.

MM&A applied relevant

technical factors

to estimate

potential saleable
tonnes

without

the resource

blocks, should

the resources

be

extracted

via deep,

continuous
mining methods or

surface area methods.

MM&A developed cash

cost profiles for the

resource
blocks, including

direct cash costs

(labor, supplies, roof control, maintenance

and repair, power,
and

other);

washing,

trucking,

materials

handling,

general

and

administrative,

and
environmental

costs;

and

indirect

cash

costs

(royalties,

production

taxes,

property

tax,
insurance).

Costs were

developed based

off relevant

cost drivers

(per-meter,

per-bank

cubic
meter,

per-raw-tonne,

per-clean-tonne).

Additionally,

MM&A

estimated

capital

costs

to
extract resources.

Capital costs associated with mine development were

amortized across the
resource’s

potential saleable tonnages.

Additional non-cash items (depreciation of equipment
and depletion) and cash costs were compared to an assumed

sale price of $154 per

tonne (FOB
loadout)

for

underground-mineable

resources,

representing

the

long-term

average

price
forecast

for

HVB provided

by Coronado.

Surface

resources

were

assessed at

a sales

price of
$83

per

tonne

(FOB

loadout)

based

on

estimated

historical

pricing

for

Coronado’s

surface
operations.

The results of

the analysis are

shown below and

demonstrate potential profitability
on a fully loaded cost basis.

Detailed summaries are shown in
Appendix D
.

$154/TONNE SALE PRICE
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Thermal Sales Price: $83/tonne
Toney Fork #2 (N2G)
Pardee (N2G)
Sugar Camp (N2G)
Lower Powellton Block A
Lower Powellton Block B
N2G Peerless (Peer)
Beckley (BEC)
Middle Cedar Grove
Lower Winifrede
Upper Powellton
Thermal Area Mines (S)
Direct Cash
Transportation, Washing, Enviro, G&A
Indirect
Non Cash

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 38
Table 11-4:

Results of Initial Economic Assessment ($/tonne)
Mine
Resource
Block
Direct
Cash
Transportation,
Washing,
Enviro, G&A Indirect Non-Cash Total Cost
Fully
Loaded
P&L
Toney Fork #2 N2G $70.46 $17.34 $19.81 $17.53 $125.13 $29.19
Pardee N2G $77.59 $20.85 $19.81 $12.63 $130.88 $23.44
Sugar Camp N2G $97.33 $25.16 $19.81 $10.40 $152.70 $1.62
Lower Powellton Block A LPOW $74.99 $18.22 $19.81 $8.52 $121.54 $32.79
Lower Powellton Block B LPOW $78.47 $18.99 $19.81 $20.22 $137.49 $16.83
N2G Peerless Peer $100.47 $15.53 $19.81 $16.83 $152.64 $1.69
Beckley Bec $68.42 $16.72 $19.81 $17.09 $122.03 $32.29
Middle Cedar Grove MCG $72.41 $18.21 $19.81 $36.75 $147.18 $7.14
Lower Winifrede LWIN $38.58 $13.04 $19.81 $43.83 $115.25 $39.07
Powellton No. 1 UPOW $63.63 $21.11 $19.81 $8.52 $113.07 $41.25
Thermal Area Mines (S) S $50.27 $6.34 $12.73 $8.52 $77.87 $4.81
Figure 11-5:

Results of Initial Economic Assessment
11.4

Resources Inclusive of Reserves
The
Inclusive

of

Reserves

in-place

resource

account

for

68-percent

of

the

total

248.3 million
estimated

in-situ

resource.

Recoverable

reserves

for

both

surface

and

underground

mine
methods

are

derived

from

the
Inclusive

of

Reserve

169.7 million

in-situ

resource.

Logan
reserves are discussed further in Section 12 , Mineral Reserve Estimates below.
11.5

Qualified Person’s Opinion
While there is some level of stratigraphically controlled

seam-thickness variability due to seam
splitting,

sand

channels,

etc.,

the

coal

seams

on

the

mine

property

in

Logan

County
demonstrate

reasonable

thickness

consistency

according

to

the

classification

system

of
measured

(0

–

0.4

kilometer),
indicated

(0.4

to

1.2

kilometers),

and
inferred

(1.2

to

4.8
kilometers).

MM&A geologists

and engineers

modeled the

deposit and

delineated

mineable
regions to reflect the nature of each seam and the practicality of mining constraints.

Based on

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 39
MM&A’s

geostatistical

analysis,

it

would

be

possible

to

extend

the

measured,

indicated

and
inferred

arcs

slightly

beyond

historically

accepted

practices

due

to

consistent

geological
settings.

The

QP’s

have

again

elected

not

to

extend

arc

distances,

introducing

a

level

of
conservatism in measured and indicated coal classification.
Based on the

data review, the attendant work done to verify the data integrity and the creation
of an independent geologic model, the

QPs believe

this is a fair and accurate representation of
the Logan coal resources.

Moreover,

the QPs opine that additional exploration, mine planning
and

financial

analysis

could

result

in

conversion

of

additional

resources

to

reserves

in

the
future;

however,

there

is

no

guarantee

that

such

will

be

the

case

until

such

time

as

that
additional work is completed.
12
Mineral Reserve Estimates
12.1

Assumptions, Parameters and Methodology
Coal

Reserves

are

classified

as
proven

or
probable

considering

“modifying

factors”

including
mining,

metallurgical,

economic,

marketing,

legal,

environmental,

social

and

governmental
factors.
>
Proven

Coal

Reserves

are

the

economically

mineable

part

of

a

measured

coal

resource,
adjusted

for diluting

materials and

allowances for

losses when

the material

is mined.

It is
based

on

appropriate

assessment

and

studies

in

consideration

of

and

adjusted

for
reasonably

assumed

modifying

factors.

These

assessments

demonstrate

that

extraction
could be reasonably justified at the time of reporting.

>
Probable Coal

Reserves

are the

economically mineable

part of

an indicated

coal resource,
and

in

some circumstances

a

measured

coal

resource,

adjusted

for

diluting

materials

and
allowances for losses when

the material is

mined.

It is based

on appropriate assessment and
studies in

consideration of

and adjusted

for reasonably

assumed modifying factors.

These
assessments

demonstrate

that

extraction

could

be

reasonably

justified

at

the

time

of
reporting.

Upon

completion

of

delineation

and

calculation

of

coal

resources,

MM&A

generated

a

LOM
plan for

Logan.

The footprint

of each

reserve area

is shown

on the

maps in
Appendix B
.

The
Mine

plan

was

generated

based

on

the

forecast

mine

plan

and

permit

plan

provided

by
Coronado with modifications

by MM&A

where necessary

due to current

property control limits,
modifications to geologic mapping, or other factors determined during the evaluation.
Carlson

Mining

software

was

used

to

generate

the

LOM

plan

for

Logan.

The

mine

plan

was
sequenced

based

on

productivity

schedules

provided

by

Coronado.

MM&A

judged

the
productivity

estimates

and plans

to

be reasonable

based on

experience

and

current

industry
practice.
Raw, ROM production data outputs from LOM plan sequencing were processed into Microsoft
®
EXCEL

spreadsheets

and

summarized

on

an

annual

basis

for

processing

into

the

economic
model.

Average seam

densities were estimated

to determine raw

coal tonnes produced

from

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 40
the LOM

plan.

Average

mine recovery

and wash

recovery

factors

were applied

to determine
coal reserve tonnes.

Coal reserve tonnes in

this evaluation are reported at

a 4.5 percent to

6.0 percent moisture and
represent the saleable product from the Property.

Pricing data

as provided

by Coronado

is described

in
Section 16.2
.

The pricing

data

assumes
respective HVA,

HVB and thermal FOB-mine prices of approximately

$162, $144, and $120 per
metric tonne

for

calendar year

2024.

HVA,

HVB, and

thermal prices

respectively decrease

to
approximately $161, $143, and $114 per metric tonne through year 2026, and then increase to
$308, $273, and $212 per metric tonne through year 2057.
The coal resource mapping and estimation process, described in this report was used as a basis
for the coal

reserve estimate.

Proven and probable

coal reserves were

derived from

the defined
coal

resource

considering

relevant

processing,

economic

(including

technical

estimates

of
capital,

revenue,

and

cost),

marketing,

legal,

environmental,

socio-economic,

and

regulatory
factors and are presented

on a moist, recoverable basis.
As is

customary in

the US, the

categories for

proven and

probable coal

reserves are

based on
the distances

from valid

points of measurement

as determined by

the QPs for

the area

under
consideration.

For this evaluation, measured resource,

which may convert to a proven reserve,
is based on a 0.4-kilometer radius from a valid point of observation.
Points of observation include

exploration drill holes, gas wells,

and mine measurements which
have

been fully

vetted

and processed

into a

geologic model.

The geologic

model is

based on
seam depositional

modeling, the interrelationship

of overlying

and underlying

strata

on seam
mineability,

seam

thickness

trends,

the

impact

of

seam

structure

(i.e.,

faulting),

intra-seam
characteristics, etc.

Once the geologic model

was completed, a statistical analysis, described in
Section 11.1.1

was conducted and a 0.4-kilometer radius from a valid

point of observation was
selected to define Measured Resources.

Likewise,

the

distance

between

0.4

and

1.2

of

a

kilometer

radius

was

selected

to

define
Indicated Resources.

Indicated Resources may convert

to Probable Reserves.

Inferred Resources (greater than a 1.2-kilometer radius

from a valid point of observation) have
been excluded from Reserve consideration.
12.2

Mineral Reserves
Logan reserves

were derived

from multiple

coal seams

located on

the Property

and shown

in
Figure 7.1
.

Reserves are estimated

for both surface and

underground mine methods.

Surface
reserves were estimated for three designated

mine areas: Toney Fork, Buffalo Creek South,

and
Sugar

Camp.

Underground

reserves

were

derived

from

six

seams

including

the

Upper
Winifrede,

Lower

Winifrede,

Chilton

(Williamson),

Upper

Powellton,

Lower

Powellton,

No.

2
Gas-Lower

(Eagle)

and Lower

War

Eagle.

The 70.6

Mt of

demonstrated

marketable

reserves
are sited in the discussion below.

Table

12-2

shows the demonstrated tonnage

by Proven and
Probable category.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 41
Individual seam maps are included in Appendix B

herein.

12.2.1

Surface Reserves
Surface coal reserves

of the Property include

an estimated 32.2

Mt.

Each surface mine

area –
Tony

Fork, Buffalo Creek

South and Sugar

Camp – includes coal

reserves from multiple

seams.

Two

of

the

three

surface

reserve

areas,

Toney

Fork

and

Buffalo

Creek

South,

include

both
permitted

and

non-permitted

tonnages,

where

Sugar

Camp

tonnage

is

not

permitted.

The
Property has five surface mine permits for contour and

highwall mining.

Even so, in 2023 there
was minor surface mine

activity on just

two of the

five surface mine permits

at Toney Fork Mine
No. 3 and Elk Lick.

12.2.1.1

Toney

Fork Surface
Toney Fork surface area is located north of Buffalo

Creek on the

north side of

the Property.

The
Toney

Fork

drainage

bisects

much

of

the

area

which

includes

contour

and

highwall

miner
reserve from

six seams.

The Toney

Fork reserve

includes 11.2 Mt

of both permitted

and not-
permitted

status.

There

is one

active

permit

– Toney

Fork

Mine No

3

(S-5007-09).

In 2023,
minimal tons were mined from this permit during the fourth quarter.

Mine depletion from

surface and underground

mining, seam dependent, exists

in all seams of
the

Toney

Fork

reserve

which

include

the

Upper

Coalburg,

Lower

Coalburg,

Lower

Dorothy,
Chilton A, Upper Winifrede and Lower Winifrede seams.

12.2.1.2

Buffalo Creek South
Buffalo Creek South

(Elklick) surface area

includes an

estimated 14.7 Mt

from projected contour
and highwall

mines.

The reserve

total

includes both

permitted

and not-permitted

tonnages.

Permitted

tonnages

are

estimated

from

four

surface

mine

permits

–

North

Fork

Winifrede
Contour (S-5004-17), Middle Fork Surface (S-5004-22),

and two at Elk

Lick (S-5014-10 &

S-5008-
22).

In 2023, minimal tons were mined and only at Elk Lick.

The highwall

mineable tonnage

is estimated

for six

seams with

adequate seam

heights which
include

the Lower

Coalburg, Lower

Dorothy,

Chilton,

Chilton

A, Buffalo

Creek

and the

Upper
Winifrede.

Contour

mine tonnage

is derived

from

the highwall

mine seams,

along with

four
additional

seams

with

acceptable

seam

thickness.

They

include

the

Lower

Clarion,

Upper
Stockton, Lower Stockton and Upper Coalburg.

Mine depletion to various extents exists

in the
Buffalo Creek South seams.
12.2.1.3

Sugar Camp Surface
Sugar Camp surface area

is a ridge above

Sugar Camp Branch tributary

of Huff Creek.

The Sugar
Camp reserve includes 6.2 Mt

with a suitable surface mine

strip ratio.

Proposed surface mining
includes reserve from 12 seams beginning

with the Chilton A seam

down to the S80 seam,

each
with an

acceptable

seam height.

The seams

included are

Chilton A,

Upper Winifrede,

Lower
Winifrede, Chilton,

Upper Cedar

Grove, Middle

Cedar Grove,

Lower Cedar

Grove, S132

seam,
S120 seam, S110 seam, S84 seam and S80 seam.

No mine depletion exists in

the seams of the
reserve on the ridge.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 42
12.2.2

Underground Reserves
Underground coal reserves

of the

Property include an

estimated 38.4 Mt

derived from the

small
above-drainage deposits in the Upper Winifrede

and Lower Winifrede seams along with larger
seam

deposits

of

the

deeper

Chilton,

Upper

Powellton,

Lower

Powellton,

No.

2

Gas-Lower
(Eagle) and Lower War Eagle seams.

Active underground mines are operating in the No. 2 Gas-
Lower and the Lower War Eagle seams.

12.2.2.1

Upper Winifrede (No 8) Seam
The Upper

Winifrede seam

included two

underground

reserves in

2023, the

permitted

North
Fork Winifrede

Mine (U-5009-19)

and a

not-permitted

proposed Upper

Winifrede mine.

The
North Fork

Winifrede Mine

was fully

depleted in

2023.

The Proposed

Upper Winifrede

seam
deposit along

Sugar Camp

Branch was

evaluated

for

this report.

On the

Property,

the Upper
Winifrede seam has been extensively mined from both surface and underground mining.
12.2.2.2

Lower Winifrede
The

Lower

Winifrede

seam

reserve

includes

an

estimated

2.1

Mt

from

one

proposed

mine
situated north of

the Toney

Fork drainage.

The average

seam height for

the two areas

is 1.37
meters

thick.

On

the

Property,

the

Lower

Winifrede

seam

has

been

mined,

mainly

by
underground mining, immediately east of the proposed underground mine area.
12.2.2.3

Chilton (Williamson) Seam
The Chilton seam

reserve includes an

estimated 5.4

Mt from two

proposed mine areas:

Camp
Branch and Elk Lick.

The average seam height for the

two areas is 1.17

meters and 1.06 meters,
respectively.

On

the

Property,

the

Chilton

seam

has

been

extensively

mined,

mainly

by
underground mining.
12.2.2.4

Upper Powellton (Upper Alma)
The

Powellton

No.

1

Mine

permit

provides

access

to

the

remaining

3.5

Mt

of

the

Upper
Powellton

reserve.

The

seam

has

an

average

thickness

of

nearly

1.12

meters.

The

mine

is
bound by the property extent to the northeast and

thin coal from a seam split

to the west.

The
south end

of Mine

No. 1

is mined

out.

Elsewhere,

no prior

Upper Powellton

seam mining

is
noted on the Property.
12.2.2.5

Lower Powellton (Lower Alma)
The Lower

Powellton

seam reserve

includes an

estimated

5.1 Mt

from a

proposed mine

area
situated north of Toney Fork.

In the mapped resource area, the interval to the overlying Upper
Powellton

seam

is

in

a

range

of

5.1

to

7.2

meters.

Therefore,

only

resources

(exclusive

of
reserves) are

projected below

the Upper

Powellton

underground

mine where

the two

seams
overlap.

The

Lower

Powellton

seam has

an

average

reserve

thickness of

0.89

meters

and

is
bound by property control to

the north, by low

coal to the west

and south and

from overmining
in the Upper

Powellton

seam to the

east.

No prior Lower

Powellton

seam mining is

noted on
the Property.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 43
12.2.2.6

No. 2 Gas-Lower (Eagle)
The

No.

2

Gas-Lower

seam

reserve

includes

an

estimated

15.2

Mt.

The

demonstrated

total
includes both permitted and not permitted

tonnes.

Two active mines

access the reserve – the
Eagle No. 1 / Toney

Fork Mine (U-5013-11) from Toney

Fork Drainage and the Muddy Bridge

1
& 2 Mine (U-5034-96, U-5035

-96) from Muddy Bridge

Branch of Huff Creek.

Mine boundaries
of

the

two

mines

are

immediately

adjacent

to

one

another

and

mine

plans

maximize

the
mineable area.

The average seam height is 1.00 meter and 1.52 meters for the Eagle No. 1 and
Muddy Bridge mines, respectively.

On the Property,

the No. 2 Gas-Lower reserve

is limited by
low

coal

thickness

to

the

east

and

seam

outcrop

along

large

drainages

elsewhere.

Previous
underground mining of the seam is mapped immediately west of the Property.

12.2.2.7

Lower War Eagle

The Lower War Eagle seam

reserve includes an

estimated 5.7 Mt.

One underground Lower War
Eagle

mine

(U-4002-99B)

provides

seam

access

from

the

portal

located

along

Huff

Creek.

Mapped mine depletion is from within the existing

mine.

The Lower War Eagle

reserve extent
is limited to the north by low coal.

12.3

Qualified Person’s Estimates
Reserve

tonnage

estimates

provided

herein

report

coal

reserves

derived

from

the

in-situ
resource

tonnes

presented

in
Table

11-3
, and

not in

addition to

coal

resources.

Proven

and
probable

coal

reserves

were

derived

from

the

defined

coal

resource

considering

relevant
mining, processing,

infrastructure, economic (including estimates

of capital, revenue, and

cost),
marketing, legal,

environmental, socio-economic

and regulatory factors.

The coal reserves, as
shown

in
Table

12-2
,

are

based

on

a

technical

evaluation

of

the

geology

and

a

preliminary
feasibility study of the coal deposits.

The extent to which the coal reserves may be affected by
any known environmental, permitting,

legal, title,

socio-economic, marketing, political,

or other
relevant

issues has

been reviewed

rigorously.

Similarly,

the extent

to which

the estimates

of
coal

reserves

may

be

materially

affected

by

mining,

metallurgical,

infrastructure

and

other
relevant

factors

has

also

been

considered.

Coal

reserves

are

presented

on

a

ROM

basis

in
Table

12-1.
Table 12-1:

Coal Summary (ROM Basis (Moist)) as of December 31, 2023 (Mt)
Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry) By Reliability Category By Mining Type By Control Type
Area / Mine Proved Probable Total Surface UG Owned Leased Ash Sulfur Vol
Logan Mine Complex 104.1 30.5 134.6 37.0 97.6 0.0 134.6 49 0.9 19
In the financial analysis some

of the projected mines were not economically

viable.

The tonnes
projected to be mined from these locations have

not been included in the Reserve Base.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 44
Table 12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2023 (Mt)
Demonstrated Coal Reserves (Wet Ton

nes, Washed or Direct Shipped, MT)
Quality (Dry Basis) By Reliability Category By Mining Type By Control Type
Property Proven Probable Total Surface UG Owned Leased Ash% Sulfur% VM%
Logan County Complex 54.9 15.7 70.6 32.2 38.4 0.0 70.6 8 0.9 35
Note: Marketable reserve tonnes are

reported on a moist basis, including a

combination of surface and inherent moisture.

The combination
of

surface

and

inherent

moisture

is

modeled

between

4.5

and

6-percent,

depending

upon

mining

method.

Actual

product

moisture

is
dependent upon multiple geological factors, operational

factors, and product contract

specifications and can exceed 8-percent.

As such, the
modeled moisture values provide a level of conservatism for reserve reporting.
The

results of

this TRS

define an

estimated

70.6 Mt

of proven

and probable

marketable

coal
reserves.

Of that

total, 77

percent are

proven, and

23 percent

are probable.

All 70.6

Mt are
leased

coal

reserves

and

are

assigned.

Approximately

62.2

Mt

of

reserves

are

considered
suitable for the metallurgical

coal market and 8.4

Mt are projected to be

sold into the thermal
coal market.
12.4

Qualified Person’s Opinion
The

estimate

of coal

reserves

was

determined

in accordance

with the

JORC Code

along with
SEC Regulation S-K 1300.
The

LOM

mining

plan

for

Logan

was

prepared

to

the

level

of

preliminary

feasibility.

Mine
projections

were

prepared,

and

timing

scheduled

to

match

production

with

coal

seam
characteristics.

Production timing

was carried

out from

current locations

to depletion

of the
coal

reserve

area.

Coal

reserve

estimates

could

be

materially

affected

by

the

risk

factors
described in Section 22.2 .
Based on the

Preliminary Feasibility Study and

the attendant Economic Review, the QPs believe
this is a fair and accurate calculation of the Logan coal reserves.
13
Mining Methods
Ten underground and three surface mining

areas were modeled

and tested economically.

Once
the

Resources

were

calculated,

mine

plans

were

created

to

project

operating

each

resource
area to

depletion, with

crews and

equipment scheduled

to move

to subsequent

mining areas
as

depletion

occurs.

Underground

mine

operations

are

projected

to

be

exhausted

in

2044,
surface mines deplete in 2055 and the highwall miners finish in 2057.
13.1

Geotech and Hydrology
Mining plans for potential underground mines

were developed by Coronado and MM&A.

Pillar
stability was tested by MM&A

using the
Analysis of Coal

Pillar Stability (ACPS)

program that was
developed

by

the
National

Institute

for

Occupational

Safety

and

Health

(
NIOSH )
.

MM&A
reviewed the results from the

ACPS and ALPS

analysis and considered

them in the

development
of the LOM plan.
For the HWM operation, Mining cuts are approximately 2.9 meters wide, and cuts are typically
laid out on approximately 5.03-meter centers.

A 2.1-meter to 2.4-meter solid

coal fender is left
in

place

between

cuts.

The

mining

plan

provides

that

larger

barrier

pillars

be

provided

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 45
periodically,

depending

on

overburden

depth

and

characteristics

and

the

immediate

roof
composition, typically after 15 to

20 cuts.

Although this plan,

with minor variations, is common
throughout Appalachia, specific rock and coal strength information is used to verify whether or not this plan provided a sufficient factor of safety.
Hydrology

has not

been an

issue of

concern at

Logan.

Based on

numerous site

visits to

both
the surface and underground portions of the Property by the QPs, it has been determined that this is not a significant concern.

Mining of future reserves

is projected to occur

in areas which
exhibit similar hydrogeological characteristics

as those formerly mined areas.
13.2

Production Rates
Operations at Logan by

Coronado and its

predecessors have been on-going

for many years.

The
mine plan

and productivity

expectations reflect

historical performance

and efforts

have been
made to adjust the plan to

reflect future conditions.

MM&A is confident that

the mine plan is
reasonably

representative

to

provide

an

accurate

estimation

of

coal

reserves.

Mine
development and operation have not been optimized

within the TRS.
Carlson

Mining

software

was

used

by

MM&A

to

generate

mine

plans

for

the

mineable

coal
seams.

Mine plans

were

sequenced based

on productivity

schedules provided

by Coronado,
which were

based on

historically achieved

productivity levels.

All production

forecasting

ties
assumed production rates

to geological models as

constructed by MM&A’s

team of geologists
and mining engineers.
The projected

underground mines

are set

up similarly to

the four

currently active

operations.

Each mine is

scheduled to operate one

to three production sections.

All sections are

configured
as full supersections with two

continuous miners per section.

In all cases, mines are

forecasted
to

produce

coal

two

or

three

shifts

each

day.

In

most

cases

the

third

shift

is

reserved

for
maintenance and belt and

power moves.

Production is scheduled Monday

through Friday each
week, and every other Saturday.
Three

surface

resource

areas were

modeled.

Mining operations

are projected

to utilize

area
mining

as

well

as

contour

mining

(
CTR
)

methods

with

an

emphasis

on

creating

highwall

for
highwall mining activity.

The

models assume

that the

operations

will

work two,

10-hour production

shifts, 5

days

per
week plus every other Saturday,

with sufficient staffing to float vacation

during the year.

Coals from the

surface operations are

hauled to

the loadout

for direct ship

or to the

preparation
plant for washing ultimately to be blended to shipment’s specifications.

Saleable product from
the surface

operations

is projected

to be

sold primary

into the

thermal coal

market

on a

raw
basis; however,

some production is planned to be washed for the metallurgical coal market.

The

three

areas

planned

for

highwall

mining

are

assumed

to

be

mined

by

a

contractor;
therefore,

the contractor

costs

included in

the financial

model assume

that the

contractor

is
responsible for staffing those operations

along with providing necessary equipment capital.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 46
Spoil for

final highwall

reclamation

is expected

to come

from

strategic

placement of

spoil on
pre-existing

benches

by

haul

trucks

such

that

they

are

within

the

push

distance

of

the
reclamation dozer.

13.3

Mining Related Requirements
13.3.1

Underground
A mine plan with sequenced mining projections was prepared for each logical mining unit.

For
each mine plan, the

appropriate number of

production units is selected

for the resource

area,
and a productivity level

assigned, expressed in

meters of advance

per unit-shift of production.

The

productivity

is

based

on

the

equipment

and

personnel

configuration,

mining

height

and
expected physical conditions.
At the underground mines, ventilation fans are installed to provide a sufficient volume of air to ventilate production sections, coal

haulage and transport

entries, battery charging

stations, and
transformers

in

accordance

with

approved

plans.

High-voltage

cables

deliver

power
throughout the mine where transformers reduce voltage for specific equipment requirements.

The Mine

Improvement and

New Emergency

Response Act

of 2006

(
MINER Act
) requires

that
carbon monoxide detection systems be installed along mine conveyor belts and that electronic two-way

tracking

and

communications

systems

be

installed

throughout

underground

mines.

Water is

required to control

dust at production

sections and along conveyor

belts, and to cool
electric motors.

Water

is available

from nearby sources

and is distributed

within the mine

by
pipelines as required.

13.3.2

Surface Mine
A mine plan with sequenced mining projections was prepared for each logical mining unit.

The
mobile

equipment

spreads

selected

are

representative

of

Coronado’s

equipment

fleets

and
deemed to be appropriate for the local mining conditions.
13.3.3

HWM
Contract

HWM units

are available

for assignment

to contour

surface mining

pits in

the Logan
County Division.

HWM substantially increases coal recovery from contour mining benches and is ideally suited

for coal resource areas characterized by

thin coal seams

and irregular or

narrow
boundaries that

are

not well-suited

for

underground

mining.

The

contour

mining bench

will
extend

into

the

highwall

to

the

maximum

overburden

stripping

ratio

that

is

economically
feasible or the minimum bench requirement for operation

of the HWM unit.

13.4

Required Equipment and Personnel
13.4.1

Underground Mines
13.4.1.1

Powellton No. 1
The Powellton No. 1 Mine was

in the process of being rehabilitated

as of December 2023.

It is
scheduled to

resume full

production with

one continuous

mine section

in the

first

quarter of

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 47
2024.

The Upper Powellton seam is accessed via

a shallow slope and crop.

This mine produces
metallurgical coal from leased mineral.
Production is scheduled for approximately 242 days each

year, which represents production on
Monday through Friday.

On each day,

the production section is

scheduled to produce coal

on
two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine

conveyor

belt

and

power
moves.

The production section

is configured as

a full

super section

with two

continuous miners.

Productivity

is planned

at

an average

rate

of 67.3

meters

of advance

and retreat

per shift

of
operation.

A total of 59 employees are assigned to the mine.
Principal production equipment includes two continuous miners, two roof bolters, four shuttle
cars,

and two

scoops.

Coal is

extracted

from

the production

face

with the

continuous miner
and hauled

to the

mine conveyor

in shuttle

cars.

At the

conveyor

belt, the

coal is

discharged
from the shuttle

cars onto a

feeder breaker for transfer onto the

conveyor.

The conveyors carry
the coal to the outside, where

it is transported via overland

conveyor to

the preparation plant
and load-out.

The Powellton

No. 1 Mine

was in the

process of being

rehabilitated as

of December 2023

and
all

necessary

infrastructure

and

utilities

remain

in

place.

All

necessary

permits

have

been
obtained.

Estimated expenditures for site closure and reclamation are included in the financial model for

this site.

Expected annual

production averages

approximately

208,000 marketable
tonnes.

The mine is scheduled to terminate during 2040.
13.4.1.2

Lower War Eagle
The Lower War Eagle Mine is

active with three production

sections.

The Lower War Eagle seam
is accessed via an existing

slope.

This mine is a metallurgical

coal operation with all

remaining
production on leased mineral property.
Production is scheduled for approximately 242 days each

year, which represents production on
Monday through Friday.

On each day, three production sections are scheduled

to produce coal
on two

shifts; the

third shift

is reserved

for

maintenance

and mine

conveyor

belt and

power
moves.

The sections are configured as super sections with

two continuous miners available for
production.

Productivity is planned at the rate

of 75.6 meters of advance and retreat

per shift
of operation.

A total of 150 employees are assigned to the mine.
Principal production equipment includes two continuous miners, two roof bolters, four shuttle
cars,

and two

scoops

for

each operating

section.

Coal is

extracted

from the

production

face
with the

continuous miner

and hauled

to the

mine conveyor

in shuttle

cars.

At the

conveyor
belt, the

coal

is discharged

from

the shuttle

cars

onto

a feeder

breaker

for

transfer

onto

the
conveyor.

The

conveyors

carry

the

coal

outside,

where

it

is

transported

to

the

preparation
plant and load-out via overland conveyor.

The Lower War

Eagle Mine is an operating

facility; all necessary infrastructure

and utilities are
in place.

All necessary

permits have

been obtained.

Estimated

expenditures

for

site closure
and reclamation

are included

in the financial

model for

this site.

Expected annual production
averages

approximately

617,000

marketable

tonnes.

The

mine

is

scheduled

to

terminate
during 2033.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 48
13.4.1.3

Eagle No. 1/Toney

Fork #1
The Eagle No. 1

(Toney Fork #1) Mine is an

active mine in

the Eagle (No. 2

Gas Lower) seam with
three

production

sections.

This

mine

is

a

metallurgical

coal

operation

on

leased

mineral
property and is accessed via drift entries from the outcrop.
Production is scheduled for approximately 242 days each

year, which represents production on
Monday through Friday.

On each day, three production sections are scheduled

to produce coal
on two

shifts; the

third shift

is reserved

for

maintenance

and mine

conveyor

belt and

power
moves.

All sections

are full

super sections

with two

continuous miners per

section.

Productivity
is planned at the rate of 73.5 meters of advance per shift (87.5 meters of retreat)

for the super
sections.

A total of 176 employees are assigned to the mine.
The

principal

production

equipment

per

section

includes

two

continuous

miners,

two

roof
bolters, four shuttle cars,

and two scoops.

Coal is extracted from the production face

with the
continuous miner

and hauled

to the

mine conveyor

in shuttle

cars.

At the

conveyor

belt, the
coal is

discharged onto

a feeder

breaker

for transfer

onto the

conveyor.

The conveyors

carry
the coal outside, where it is

stacked on the ground

to await truck transport

to the preparation
plant and load-out.
The

Eagle

No.

1

Mine

is

an

operating

facility;

all

necessary

infrastructure

and

utilities

are

in
place.

All necessary permits have been obtained; the underground footprint area expansion is
pending

final

approval.

Estimated

expenditures

for

mine

closure

and

site

reclamation

are
included in the financial model.
Expected annual production averages approximately

684,000 marketable tonnes.
The mine is scheduled to terminate during 2040.

13.4.1.4

Muddy Bridge
The Muddy Bridge

Mine is an

active mine in

the Eagle (No.

2 Gas Lower)

seam.

This mine is a
metallurgical

coal operation

on leased

mineral property

and is

accessed via

drift entries

from
the outcrop.
Production is scheduled for approximately 242 days each

year, which represents production on
Monday through Friday.

On each day,

two production sections are

scheduled to produce coal
on two

shifts; the

third shift

is reserved

for

maintenance

and mine

conveyor

belt and

power
moves.

The sections are configured as

full super sections with

two continuous miners available
for production

on each section.

Productivity is planned

at the rate

of 72.3 meters

of advance
and retreat per shift of operation.

A total of 122 employees are assigned to the mine.
Principal production equipment includes two continuous miners, two roof bolters, four shuttle
cars,

and two

scoops

for

each operating

section.

Coal is

extracted

from the

production

face
with the continuous

miner and hauled to

the mine conveyor

via shuttle cars.

At the conveyor
belt, the coal

is discharged from

the haulage units onto

a feeder breaker

for transfer

onto the
conveyor.

The conveyors

carry the

coal to

the outside,

where

it is

stacked

on the

ground to
await truck transport

to the Lower

War Eagle

mine for placement

onto the overland

conveyor
leading to the preparation plant and load-out.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 49
The Muddy Bridge

Mine is an operating

facility; all necessary

infrastructure and

utilities are in
place.

All necessary permits have been obtained.

Coal mining permits are routinely obtained.

Estimated

expenditures

for

mine

closure

and

site

reclamation

are

included

in

the

financial
model.
Expected

annual

production

averages

approximately

691,000

marketable

tonnes

at

steady
state production levels.
The mine is scheduled to terminate during 2028.
13.4.1.5

Elklick Chilton
The proposed Elklick Chilton Mine is scheduled to begin production in 2028.

The Chilton seam
is

accessed

via

drift

entry.

The

seam

is

above

drainage.

This

mine

is

projected

to

be

a
metallurgical coal operation on leased mineral

property.

Production is scheduled for approximately 265 days each

year, which represents production on
Monday

through

Friday

plus

every

other

Saturday.

On

each

day,

one

production

section

is
scheduled to produce

coal on two

shifts; the third

shift is reserved

for maintenance

and mine
conveyor

belt

and

power

moves.

The

section

is

configured

as

a

full

super

section

with

two
continuous miners

available for

production on the section.

Productivity is planned at

the rate
of

73.2

meters

of

advance

(109.8

meters

of

retreat)

per

shift

of

operation.

A

total

of

59
employees are assigned to the mine.
Principal production equipment includes two continuous miners, two roof bolters, four shuttle
cars,

and two

scoops.

Coal is

extracted

from

the production

face

with the

continuous miner
and hauled to the

mine conveyor

via shuttle cars.

At the conveyor

belt, the coal is

discharged
from the

haulage units

onto a

feeder

breaker

for transfer

onto the

conveyor.

The conveyors
carry

the

coal

outside,

where

it

is

stacked

on

the

ground

to

await

truck

transport

to

the
preparation plant and load-out.

The Elklick Chilton mine is a permitted mine with

surface infrastructure in place.

The proposed
mine

is

located

in

an

area

with

a

long

history

of

coal

mining,

with

numerous

permitted
operations

in close

proximity.

Estimated

expenditures

for

mine closure

and site

reclamation
are included in the financial model.
Expected

annual

production

averages

approximately

301,000

marketable

tonnes

at

steady
state production levels.
The mine is scheduled to begin production in 2028 and terminate during 2040.
13.4.1.6

Camp Branch Chilton
The Camp Branch Chilton Mine is proposed mine

in the Chilton seam which is

accessed via drift
entry

from

the

outcrop

and

is

scheduled

to

begin

production

in

2027.

This

mine

is

a
metallurgical coal operation on leased mineral

property.
Production is scheduled for approximately 265 days each

year, which represents production on
Monday

through

Friday

plus

every

other

Saturday.

On

each

day,

one

production

section

is

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 50
scheduled to produce

coal on two

shifts; the third

shift is reserved

for maintenance

and mine
conveyor

belt

and

power

moves.

The

section

is

configured

as

a

full

super

section

with

two
continuous miners

available for

production on the section.

Productivity is planned at

the rate
of

73.2

meters

of

advance

(109.8

meters

of

retreat)

per

shift

of

operation.

A

total

of

59
employees are assigned to the mine.
Principal production equipment includes two continuous miners, two roof bolters, four shuttle
cars,

and two

scoops.

Coal is

extracted

from

the production

face

with the

continuous miner
and hauled to the

mine conveyor

via shuttle cars.

At the conveyor

belt, the coal is

discharged
from the

haulage units

onto a

feeder

breaker

for transfer

onto the

conveyor.

The conveyors
carry

the

coal

outside,

where

it

is

stacked

on

the

ground

to

await

truck

transport

to

the
preparation plant and load-out.
Due

to

the

projected

starting

date

for

the

Camp

Branch

Chilton

Mine,

no

detailed

design

of
infrastructure

or surface

facilities has

been completed

to date.

The proposed

mine is located
in the Appalachian Basin,

which has an

extensive history

(>100 years) of

coal mining.

There is
a sufficient population base

within commuting distance of

the proposed operation; no Camp or
Town

construction will be required.

Estimated mine access and utility capital expenditures are
included in the financial model for the mine.
The proposed

Camp Branch

Chilton Mine

has an

existing permit.

Estimated

expenditures for
mine closure and site reclamation are included in the financial model.
Expected

annual

production

averages

approximately

321,000

marketable

tonnes

at

steady
state production levels.
The mine is scheduled to begin production in 2027 and terminate during 2032.
13.4.1.7

Lower Winifrede
The Lower Winifrede Mine

is a proposed mine

in the Lower Winifrede

seam which is accessed
via drift

entry from

the outcrop

and is

scheduled to

begin production

in 2033.

This mine

is a
metallurgical coal operation on leased mineral

property.
Production is scheduled for approximately 242 days each

year, which represents production on
Monday through Friday.

On each day,

two production sections are

scheduled to produce coal
on two

shifts; the

third shift

is reserved

for

maintenance

and mine

conveyor

belt and

power
moves.

The sections are configured as

full super sections with

two continuous miners available
for production

on each section.

Productivity is planned

at the rate

of 64.0 meters

of advance
per shift of operation.

A total of 122 employees are assigned to the mine.
Principal production equipment includes two continuous miners, two roof bolters, four shuttle
cars,

and

two

scoops

for

each

section.

Coal

is

extracted

from

the

production

face

with

the
continuous miner and

hauled to the mine

conveyor via

shuttle cars.

At the conveyor

belt, the
coal is discharged from the haulage units onto a feeder breaker for transfer onto the conveyor.

The conveyors carry the coal outside,

where it is stacked on

the ground to await truck

transport
to the preparation plant and load-out.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 51
Due

to

the

projected

starting

date

for

the

Lower

Winifrede

Mine,

no

detailed

design

of
infrastructure

or surface

facilities has

been completed

to date.

The proposed

mine is located
in the Appalachian Basin,

which has an

extensive history

(>100 years) of

coal mining.

There is
a sufficient population base

within commuting distance of

the proposed operation; no Camp or
Town

construction will be required.

Estimated mine access and utility capital expenditures are
included in the financial model for the mine.
The mine is scheduled to begin production in 2033 and terminate during 2038.
13.4.1.8

Upper Winifrede
The

proposed

Upper

Winifrede

Mine

is

scheduled

to

begin

production

in

2036.

The

Upper
Winifrede seam is accessed via

a proposed drift along the

outcrop.

This mine is projected to be
a metallurgical coal operation on leased mineral property.
Production is scheduled for approximately 265 days each

year, which represents production on
Monday

through

Friday

plus

every

other

Saturday.

On

each

day,

one

production

section

is
scheduled to produce

coal on two

shifts; the third

shift is reserved

for maintenance

and mine
conveyor

belt

and

power

moves.

The

section

is

configured

as

a

full

super

section

with

two
continuous miners

available for

production on the section.

Productivity is planned at

the rate
of 73.2 meters

of advance per

shift of operation

.

A total

of 59 employees

are assigned to

the
mine.
Principal production equipment includes two continuous miners, two roof bolters, four shuttle
cars,

and two

scoops.

Coal is

extracted

from

the production

face

with the

continuous miner
and hauled

to the

mine conveyor

in shuttle

cars.

At the

conveyor

belt, the

coal is

discharged
from the shuttle

cars onto a

feeder breaker for transfer onto the

conveyor.

The conveyors carry
the coal outside, where it is

stacked on the ground

to await truck transport

to the preparation
plant and load-out.

Due

to

the

projected

starting

date

for

the

Upper

Winifrede

Mine,

no

detailed

design

of
infrastructure

or surface

facilities has

been completed

to date.

The proposed

mine is located
in the Appalachian Basin,

which has an

extensive history

(>100 years) of

coal mining.

There is
a sufficient population base

within commuting distance of

the proposed operation; no Camp or
Town

construction will be required.

Estimated mine access and utility capital expenditures are
included in the financial model for the mine.
Due

to

the

projected

start-up

date

of

the

Upper

Winifrede

Mine,

no

permit

work

has

been
completed to date.

The proposed mine is located in an area with a long history of coal mining, with

numerous

permitted

operations

in

close

proximity.

Coal

mining

permits

are

routinely
obtained.

Estimated

expenditures

for

mine closure

and

site

reclamation

are

included in

the
financial model for each mine or plant site.
Expected

annual

production

averages

approximately

464,000

marketable

tonnes

at

steady
state levels.

The mine is scheduled to begin production in 2036 and terminate during 2039.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 52
13.4.1.9

Lower Powellton
The

proposed

Lower

Powellton

Mine

is

scheduled

to

begin

production

in

2032.

The

Lower
Powellton

seam is

accessed via

a proposed

drift along

the outcrop.

This mine

is projected

to
be a metallurgical coal operation on leased mineral property.
Production is scheduled for approximately 265 days each

year, which represents production on
Monday through

Friday plus every

other Saturday.

On each day,

two production

sections are
scheduled to produce

coal on two

shifts; the third

shift is reserved

for maintenance

and mine
conveyor

belt

and

power

moves.

Both

sections

are

configured

as

a

super

section

with

two
continuous miners per section available for production.

Productivity is planned at 73.2 meters
of advance

per shift

(85.4 meters

of retreat

per shift).

A total

of 122

employees are

assigned
to the mine during steady state production.
Principal production equipment per

section includes two continuous

miners, two roof

bolters,
four

shuttle

cars,

and

one

scoop.

Coal

is

extracted

from

the

production

face

with

the
continuous miner

and hauled

to the

mine conveyor

in shuttle

cars.

At the

conveyor

belt, the
coal is discharged

from the

shuttle cars

onto a feeder

breaker for

transfer onto

the conveyor.

The conveyors carry the coal outside,

where it is stacked on

the ground to await truck

transport
to the preparation plant and load-out.

Due

to

the

projected

starting

date

for

the

Lower

Powellton

Mine,

no

detailed

design

of
infrastructure

or surface

facilities has

been completed

to date.

The proposed

mine is located
in the Appalachian Basin,

which has an

extensive history

(>100 years) of

coal mining.

There is
a sufficient population base

within commuting distance of

the proposed operation; no Camp or
Town

construction will be required.

Estimated mine access and utility capital expenditures are
included in the financial model for the mine.
Due

to

the

projected

start-up

date

of

the

Lower

Powellton

Mine,

no

permit

work

has

been
completed to date.

The proposed mine is located in an area with a long history of coal mining, with

numerous

permitted

operations

in

close

proximity.

Coal

mining

permits

are

routinely
obtained.

Estimated

expenditures

for

mine closure

and

site

reclamation

are

included in

the
financial model for each mine or plant site.
Expected

annual

production

averages

approximately

501,000

marketable

tonnes

at

steady
state levels.

The mine is scheduled to begin production in 2032 and terminate during 2042.
13.4.2

Surface Mines and Highwall Miners
Three

surface

resource

areas were

modeled.

Mining operations

are projected

to utilize

area
mining

as

well

as

contour

mining

(
CTR
)

methods

with

an

emphasis

on

creating

highwall

for
highwall

mining

activity.

The

projected

operations

will

employ

a

recently

acquired

Komatsu
PC2000

hydraulic

backhoe

and

a

Caterpillar

993K

front-end

loader

capable

of

a

combined
production

rate

of

approximately

1,162

bank

cubic

meters

per

hour

(
bcm/hr
)

with
supplemental assistance of 6 dozers that can generate approximately an additional 700 bcm/hr
providing their

spoil placement

does not

interfere

with planned

highwall mining

activity.

The

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 53
front-end loader is

not expected to

contribute to production

until late 2024.

Dozer contribution
is expected to be limited to contours that have

lower benches available for placement of spoil.

To

encourage its usage, contour and highwall mining activity is generally expected to be mined from

lower

to

upper

seams.

Larger

area

mining

boundaries

offer

greater

opportunities

for
dozers

to

contribute

to

production.

Since

the

majority

of

the

mining

boundaries

during

the
initial

budget

years

are

primarily

contours,

dozers

will

supplement

production

on

a

periodic
basis.

They,

however,

will

likely

also

be

used

to

help

feed

loading

machines

and

reclaim
highwalls

when

not

directly

contributing

to

production.

The

potential

production

level

of
combined machines is

not projected to be

achieved until 2025.

Sufficient reserves allow mining
to continue to the year 2055.

The

models assume

that the

operations

will

work two,

10-hour production

shifts, 5

days

per
week

plus

every

other

Saturday,

with

sufficient

staffing

to

float

vacation

during

the

year.

A
total of 86 employees are assumed for

the surface mines at full production.

It is assumed that
most of the spoil movement goes through a shovel or loader bucket and is eventually returned to the pit for final reclamation.

The dozer’s primary responsibility is cutting the initial benches for the drill and shaping the reclaimed contour highwall.

All highwall mining is assumed to

be performed by a contractor

.

The contractor is responsible
for staffing

those operations

along with providing

necessary equipment capital.

One highwall
miner will be used

until 2028 then

an additional highwall miner

will be introduced

in 2029.

In
2044,

a

third

highwall

miner

will

be

introduced

to

keep

the

miners

in

close

proximity

to

the
surface mining activity.
Spoil for

final highwall

reclamation

is expected

to come

from

strategic

placement of

spoil on
pre-existing

benches

by

haul

trucks

such

that

they

are

within

the

push

distance

of

the
reclamation dozer.

13.4.2.1

Toney

Fork
Toney

Fork surface

mining operations

are projected

to be

completed

in 2055,

with emphasis
placed

on

preparing

space

for

HWM

operations.

Expected

production

for

the

operations
averages approximately

234,000 marketable tonnes annually.
The Toney

Fork HWM

is projected

to be

completed

in 2056

and mines

an additional

176,000
marketable tonnes annually at steady

state levels.
13.4.2.2

Buffalo Creek South
The

Buffalo

Creek

South

surface

and/or

HWM

mining

operations

are

projected

to

operate
between

2024

and

2055,

with

emphasis

placed

on

preparing

space

for

HWM

operations.

Expected

surface

production

for

the

operations

totals

approximately

245,000

marketable
tonnes

annually at

steady state

levels.

The Buffalo

Creek HWM

mines an

additional 212,000
marketable tonnes annually at steady state

levels.
13.4.2.3

Sugar Camp
Sugar Camp surface mining operations are projected to

be mined from 2029

to 2055.

Expected
production for the operations averages

approximately 189,000 marketable

tonnes annually.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 54
The Sugar Camp HWM operates from 2029 to

2056 and mines an

additional 47,000 marketable
tonnes per year.
As shown in Tables 13-1 through 13-3 , the areas planned for underground production continue until 2044, whereas

surface and auger/HWM

production is projected

to finish in

2055 and

2057,
respectively.

Clean

coal

production

varies

directly

with

coal

thickness

in

the

case

of

the
underground mines, and overburden removal for

the surface mines.
Table 13-1:

Underground Summary of Production by Year (Tonnes

x 1,000)
Mine Name 2024 2025 2026 2027 2028 2029 2030 2031
Camp Br Chilton 0 0 0 0 0 38 361 366
Ramaco N2G 0 0 0 0 0 0 0 0
Eagle No. 1 (Toney

Fork)
665 682 647 669 619 774 679 556
Elk Lick Chilton 0 0 0 0 0 227 252 275
Lower Powellton 0 0 0 0 0 0 0 0
Lower War Eagle 453 467 483 464 492 630 664 687
Powellton No. 1 151 171 165 165 158 230 232 231
Muddy Br No.2 Gas 636 575 581 518 403 0 0 0
Lower Winifrede 0 0 0 0 0 0 0 0
Upper Winifrede 0 0 0 0 0 0 0 0
Winifrede (Chilton Rider) 0 0 0 0 0 0 0 0

Total
1,905 1,895 1,876 1,817 1,673 1,900 2,188 2,114
Mine Name 2032 2033 2034 2035 2036 2037 2038 2039
Camp Br Chilton 324 283 235 0 0 0 0 0
Ramaco N2G 0 0 0 0 0 0 76 274
Eagle No. 1 (Toney

Fork)
773 713 674 611 645 636 676 580
Elk Lick Chilton 285 277 292 247 298 346 360 313
Lower Powellton 0 0 101 466 508 496 504 507
Lower War Eagle 678 711 0 0 0 0 0 0
Powellton No. 1 232 231 227 214 219 216 214 210
Muddy Br No.2 Gas 0 0 0 0 0 0 0 0
Lower Winifrede 0 396 545 491 266 247 146 0
Upper Winifrede 0 0 0 0 412 567 361 98
Winifrede (Chilton Rider) 0 0 0 0 0 0 0 0

Total
2,292 2,612 2,075 2,030 2,349 2,509 2,337 1,982

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 55
Mine Name 2040 2041 2042 2043 2044 2045 2046 2047
Camp Br Chilton 0 0 0 0 0 0 0 0
Ramaco N2G 291 265 268 271 74 0 0 0
Eagle No. 1 (Toney

Fork)
359 0 0 0 0 0 0 0
Elk Lick Chilton 319 317 0 0 0 0 0 0
Lower Powellton 508 507 510 704 284 0 0 0
Lower War Eagle 0 0 0 0 0 0 0 0
Powellton No. 1 209 0 0 0 0 0 0 0
Muddy Br No.2 Gas 0 0 0 0 0 0 0 0
Lower Winifrede 0 0 0 0 0 0 0 0
Upper Winifrede 0 0 0 0 0 0 0 0
Winifrede (Chilton Rider) 0 0 0 0 0 0 0 0

Total
1,687 1,089 777 975 358 0 0 0
Table 13-2:

Surface Summary of Production by Year (Tonnes

x 1,000)
Mine Name 2024 2025 2026 2027 2028 2029 2030 2031
Toney Fork Surf 0 0 0 0 0 233 233 233
Buffalo Cr South Area 470 593 625 591 725 174 174 174
Sugar Camp Area 1 0 0 0 0 0 188 188 188

Total
470 593 625 591 725 595 595 595

Mine Name 2032 2033 2034 2035 2036 2037 2038 2039
Toney Fork Surf 233 233 233 240 239 239 238 239
Buffalo Cr South Area 174 174 174 174 178 178 178 177
Sugar Camp Area 1 188 188 188 193 192 192 191 192

Total
595 595 595 607 609 609 607 608

Mine Name 2040 2041 2042 2043 2044 2045 2046 2047
Toney Fork Surf 239 239 239 239 238 239 239 240
Buffalo Cr South Area 178 178 178 178 178 177 178 178
Sugar Camp Area 1 192 192 192 192 191 192 192 193

Total
609 609 609 609 607 608 609 611

Mine Name 2048 2049 2050 2051 2052 2053 2054 2055
Toney Fork Surf 239 238 238 240 239 239 164 208
Buffalo Cr South Area 178 178 177 177 178 178 178 73
Sugar Camp Area 1 192 191 191 193 192 192 134 7

Total
609 607 607 610 609 609 476 288
Table 13-3:

Highwall Summary of Production by Year (Tonnes

x 1,000)
Mine Name 2024 2025 2026 2027 2028 2029 2030 2031
Toney Fork HWM 0 0 0 0 0 138 138 138
Buffalo Cr South HWM 168 208 201 119 0 179 179 179
Sugar Camp HWM 0 0 0 0 0 37 37 37

Total
168 208 201 119 0 355 355 355

Mine Name 2032 2033 2034 2035 2036 2037 2038 2039
Toney Fork HWM 138 138 138 142 142 142 141 142
Buffalo Cr South HWM 179 179 179 179 184 184 184 183
Sugar Camp HWM 37 37 37 37 38 38 38 38

Total
355 355 355 359 365 364 363 363

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 56
Mine Name 2040 2041 2042 2043 2044 2045 2046 2047
Toney Fork HWM 142 142 213 213 212 213 213 214
Buffalo Cr South HWM 184 184 184 270 270 269 270 270
Sugar Camp HWM 38 38 38 57 57 57 57 57

Total
364 364 435 540 539 539 540 541

Mine Name 2048 2049 2050 2051 2052 2053 2054 2055
Toney Fork HWM 213 212 212 214 213 213 213 193
Buffalo Cr South HWM 271 270 269 269 271 270 270 270
Sugar Camp HWM 58 57 57 57 58 57 57 57

Total
541 539 538 540 541 540 540 521

Mine Name 2056 2057 2058 2059 2060 2061 2062 2063
Toney Fork HWM 138 0 0 0 0 0 0 0
Buffalo Cr South HWM 247 11 0 0 0 0 0 0
Sugar Camp HWM 52 0 0 0 0 0 0 0

Total
437 11 0 0 0 0 0 0
14
Processing and Recovery Methods
14.1

Description or Flowsheet
The

Logan

County

Division includes

the

Saunders Preparation

Plant

in addition

to the

mines.

The

plant

site

includes

raw

coal

storage,

clean

coal

storage,

a

railroad

loadout,

and

refuse
disposal

area.

The

plant

has

a

feed

rate

capacity

of

1,088

raw

tonnes

per

hour.

Primary
separation

equipment

includes

a

heavy

media

vessel,

heavy

media

cyclones,

classifying
cyclones,

spirals,

flotation

cells,

and

column

flotation,

supported

by

the

requisite

screens,
centrifuges,

vacuum

filters,

sumps, pumps,

and distribution

systems.

Coarse

and fine

refuse
are disposed separately in an adjacent refuse area which incorporates slurry cells.
Processes and equipment are typical of those used in the coal industry and are in use in nearly
all plants in the Central Appalachian Basin.

14.2

Requirements for Energy,

Water,

Material and Personnel
Personnel have

historically been sourced

from the surrounding

communities in Logan,

Boone,
Wyoming,

and Mingo

counties, and

have

proven

to be

adequate

in numbers

to operate

past
and current

mines.

As mining is common

in the surrounding

areas, the workforce

is generally
familiar with mining practices and is comprised of a strong talent pool of experienced miners.
Water

is sourced locally

from Buffalo

Creek Public Service District

and/or locally from

streams
via water

withdrawal permits,

and electricity is

sourced from

AEP.

The service industry

in the
areas surrounding the mine complex

has historically provided supplies, equipment

repairs and
fabrication, etc.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 57
15
Infrastructure
The

Coronado-owned

Saunders

Preparation

Plant

services

the

mines.

The

ROM

coal

is
delivered from the Lower War Eagle Mine via overland conveyor, all remaining production is or will be delivered to the plant site by truck.
The CSX rail line serves as the main means of transport from the mine complex/loadout.
As an active operation, the necessary support infrastructure for

Logan is in place.
As new areas are developed, the infrastructure requirements will change.

These changes have
been considered in the LOM plans and financial model.
A

few

of

the

seams

lie

below

drainage;

however,

a

substantial

number

of

metallurgical

coal
seams are situated above drainage.

The underground mining resource areas which are located
above-drainage

require

an

access

road

and

mine

access

development

along

the

outcrop,
whereas

below-drainage

mines are

accessed based

on other

proposed

surface

infrastructure
locations

and/or

surface

property

control.

In

some

cases,

the

access

and

face-up

may

be
developed as part of surface mining activities.

A mine transformer and water

tank are located
at

the

face-up,

along with

the

mine fan,

stacker

conveyor,

supply

facilities,

shop,

office,

and
bath house.
The surface mining mobile equipment spreads advance the contour and area mining pits while systematically

reclaiming the trailing

side of pits where

coal has been removed.

The coal haul
roads

are

extended

and

maintained

as

the

pits

advance.

Support

facilities

are

maintained
nearby but away from the active mining, and

include storage areas for blasting agents, fuel and
lubricants, and mine supplies along with maintenance facilities and offices.
The

HWM

equipment

advances

along

with

the

contour

mining

pits.

The

rate

of

advance

of
contour

mining

is

somewhat

constrained

by

the

advancement

rate

of

the

HWM.

A

diesel-
powered

generator

trails

the

highwall

miner

and powers

the

continuous

mining

unit.

Other
support facilities are provided along with the contour mining support facilities.

A map of the existing facilities in Figure 15-1

shows the layout of the required infrastructure.

Overland Conveyor
to Rail Loadout
Overland Conveyor
to Refuse Area
Preparation Plant
Powellton No. 1 Mine
Surface Facilities
Electrical
Substation
Water Tanks
N
0
122
Meters

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 58
Figure 15-1:

Logan Surface Facilities
16
Market Studies
16.1

Market Description
The quality characteristics for the subject coal resources and coal reserves have been reviewed in

detail

by

MM&A.

The

drill

hole

data

was

utilized

to

develop

average

coal

quality
characteristics for the mining site.

These average coal quality characteristics were then utilized as

the

basis

for

determining

the

various

markets

into

which

the

saleable

coal

will

likely

be
placed.

The projected quality specifications for the Logan products

are as shown in
Table 16-1 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 59
Table 16-1:

Quality Specifications by Product
HVA HVB
Thermal
(A/R)
Moisture (%) 7.50 8.00 7.50
Ash (%) 7.50 8.00 12.50
Sulfur (%) 0.90 0.95 1.00
Volatile Matter (%) 32.5 37.0 36.0
Btu/lb. N/A N/A 12,300
Fluidity (ddpm) 30,000 25,000 N/A
MMR (%) 1.04 0.93 N/A
CSR 62 58 N/A
FSI 8.00 8.00 N/A
Note:

All Specs are dry basis except Moisture and Thermal
The mine production serves both the high-volatile metallurgical and thermal markets.
16.2

Price Forecasts
Coronado

provided

MM&A

with

price

forecasts

for

the

various

coal

markets

supplied

by

its
active

and

future

operations

in

terms

of

2024

(January)

real

dollars.1

MM&A

applied

a

2%
annual inflation

rate

to the

Coronado price

forecast

in order

to estimate

revenues in

nominal
dollars.

Customer

coal pricing

is derived

from

market

observed

forward

estimates

based

on
global economic supply

and demand analysis

which is applied to

mine plan sales volumes

and
product

mix

and

is

supplemented

with

Coronado’s

in-house

knowledge

of

applicable

rail
transportation

charges, ocean

freight

charges and

port charges.

MM&A utilized

this data

for
price forecasting in financial modeling.

Concurrent with aforementioned-quality parameters in
the

preceding

section,

production

from

the

proposed

operations

is

assumed

to

be

primarily
sold in metallurgical markets with

limited thermal sales.

Pricing was provided through

calendar
year

2057.

The

pricing

data

assumes

respective

HVA,

HVB

and

thermal

FOB-mine

prices

of
approximately $162,

$144, and $120 per metric

tonne for calendar

year 2024.

HVA, HVB,

and
thermal prices respectively decrease

to approximately

$161, $143, and $114 per

metric tonne
through year

2026, and then increase

to $308, $273,

and $212 per metric

tonne through

year
2057.

16.3

Contract Requirements
Some contracts are necessary for successful marketing

of the coal.

For Logan, since all mining,
preparation and marketing is done in-house, the remaining

contracts required are:
1 The

Coronado pricing

forecast

was provided

to MM&A

in real

2024 (January)

dollars based
on Coronado’s internal budget sales pricing

for the first 5

years of the forecast.

Beyond the first
5 years, Coronado’s

forecast is based

on sales price information

from AME Group

adjusted for
transportation costs to an FOB Mine basis.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 60
>
Transportation

– The

Mine contracts

with the

CSX Railroad

to transport

the coal

to either
the

domestic

customers

or

to

the

Pier

9

and

Dominion

terminals

at

Norfolk,

Virginia

for
overseas shipment.
>
Sales
– Sales contracts are a

mix of spot

and contract sales.

With the volatility

of the market,
long-term contracts are not typically written.
17
Environmental Studies, Permitting and Plans,
Negotiations or Agreements with Local
Individuals
17.1

Results of Studies
MM&A

completed

a

Limited

Phase

I

Environmental

Site

Assessment

(
ESA
)

on

the

Logan
Property in May

2017 on behalf of

Coronado.

Coronado reports not

having conducted

such a
study

since

the

MM&A

studies.

The

ESA

completed

by

MM&A

included

a

site

inspection,
review

of

historical

records,

a

database

search

of

State

and

Federal

regulatory

records

and
interviews

to

identify

potential

recognized

environmental

conditions

(
RECs
)

that

may

create
environmental

liability for

the sites.

MM&A concluded

that no

long-term liabilities

existed at
the time of these ESAs.
Based

on

these

former

ESAs

completed

by

MM&A,

it

is

the

QPs’

opinion

that

Logan

has

a
generally typical coal

industry record of compliance

with applicable mining, water quality,

and
environmental

laws.

Estimated

costs

for

mine

closure,

including

water

quality

monitoring
during site reclamation, are included in the financial models.
17.2

Requirements and Plans for Waste

Disposal
The original design for

the North Fork Refuse Area

(
North Fork ) at the Logan Property projected
a

crest

to

elevation

686

meters.

The

present

elevation

of

the

deck

is

±685meters.

In

2018
MSHA approved an expansion

plan to raise the

cross-valley crest

to elevation 802

meters, and
from there converting to a sidehill fill.

This will allow for a total volume of 50 million CM which
would be

sufficient capacity

for

all the

refuse generated

by the

LOM plan

that underpins

the
current Logan County Division

reserves.

Further plans

for the North

Fork site call

for conversion
of the

fill to

a total

cross-valley

configuration,

predicated

on completion

of surface

mining on
the ridge between

North Fork

and Middle

Fork.

This has

the potential of

providing an additional
10 million CM of capacity.
17.3

Permit Requirements and Status
All mining operations are subject to federal and state

laws and must obtain permits to operate
mines,

coal

preparation

and

related

facilities,

haul

roads,

and

other

incidental

surface
disturbances necessary for mining

to occur.

Permits generally require

that the permittee

post
a performance bond in an amount established by the regulatory program to provide assurance that

any

disturbance

or

liability

created

during

mining

operations

is

properly

restored

to

an

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 61
approved

post-mining

land

use and

that

all

regulations

and requirements

of

the permits

are
fully satisfied before

the bond is

returned to

the permittee.

Significant penalties exist

for any
permittee

who

fails

to

meet

the

obligations

of

the

permits

including

cessation

of

mining
operations, which can lead to potential forfeiture of the bond.

Any company,

and its directors,
owners and

officers, which

are subject to

bond forfeiture

can be denied

future permits under
the program.2
New

permits

or permit

revisions

will occasionally

be

necessary to

facilitate

the

expansion

or
addition of

new mining

areas on

the properties,

such as

amendments to

existing permits

and
new permits for

mining of

reserve areas.

Exploration permits also

are required.

Property under
lease includes

provisions for exploration among

the terms of

the lease.

New or modified

mining
permits are

subject to

a public

advertisement process

and comment

period, and

the public

is
provided an

opportunity to raise

objections to any

proposed mining

operation.

MM&A is not
aware

of any

specific prohibition

of mining

on the

subject property

and given

sufficient time
and planning, Coronado

should be able

to secure

new permits to

maintain its

planned mining
operations within the context of current regulations.

Necessary permits are in

place to support
current production on the

properties, but future permits are

required to maintain

and expand
production.

Portions

of

the

properties

are

located

near

local

communities.

Regulations
prohibit mining activities within 91.4 meters of a residential dwelling, school, church, or similar
structure

unless

written

consent

is

first

obtained

from

the

owner

of

the

structure.

Where
required, such consents

have been obtained

where mining is

proposed beyond the

regulatory
limits.
Coronado has

obtained all

mining and discharge

permits to

operate its

mines and processing,
loadout or related facilities.

MM&A is unaware of any obvious or current Coronado permitting issues that

are expected

to prevent

the issuance of

future permits.

Logan, along

with all

coal
producers,

is

subject

to

a

level

of

uncertainty

regarding

future

clean

water

permits

due

to
United

States

Environmental

Protection

Agency
( EPA ) and
United

States

Fish

and

Wildlife
( USFW )

involvement with state

programs.
The Mining permits currently held by Logan are shown in Table 17-1.
2 Monitored under the

Applicant Violator System (AVS) by the Federal Office

of Surface Mining.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 62
Table 17-1:

Logan Mining Permits
Type Permit ID Permit Name $ Bond Current Status Issued Date Expiration Date Hectares NPDES
Other
O001984

North Fork Refuse
1
$1,033,200

Renewed 4/11/1984 4/11/2024 116.03 WV0095699
Other – Loadout Only
O009283

Elk Lick Dock
$33,000

Renewed 6/10/1983 6/10/2028 13.31 WV1023071
Other
O009883

Saunders Prep Plant
$223,200

Renewed 6/24/1983 6/24/2028 36.36 WV0095699
Other – Refuse Disposal
O012383

Middle Fork Refuse
1
$364,800

Renewed 9/27/1983 9/27/2028 46.13 WV0096156
Other – Loadout Only
O500513

Toney Fork Loadout

$32,000

Renewed 9/11/2014 9/11/2024 12.67 WV1028081
Other – Refuse Disposal O501108 Elklick Branch Haulroad/Refuse
1

$15,000

Renewed 11/13/2008 11/13/2028 5.83 WV1029843
Coal Surface Mine
S500417

North Fork Winifrede Contour Mine

$78,000

Not Started 2/13/2018 2/13/2028 50.59 WV1028430
Coal Surface Mine
S500615

Toney Fork A-Ridge Surface Mine

$150,000

Phase 1 Released 2/24/2016 2/24/2026 15.8 WV1028278
Coal Surface Mine
S500709

Toney Fork Surface Mine No. 3

$2,625,000

Renewed 11/20/2013 11/20/2028 340.83 WV1019902
Coal Surface Mine
S501210

Toney Fork West Surface Mine

$1,660,000

Active Rec. Only 2/29/2012 12/7/2026 134.3 WV1024990
Coal Surface Mine
S501410

Elklick Surface Mine

$2,767,600

Renewed 8/16/2013 8/16/2028 328.42 WV1025015
Coal Surface Mine
S503395

TONEY FORK SURFACE #2

$5,605,000

Renewed 5/28/1998 5/22/2028 453.61 WV1016750
Coal Underground
U004485

Dingess Br. No. 1
$0

Inactive 6/12/1985 PHII Released 4.05 WV1008340
Coal Underground
U400299

Paynter Branch Mine No. 1

$73,000

Renewed 4/5/2002 4/5/2027 10.01 WV1018728
Coal Underground
U500109

Chilton Deep Mine No. 1

$30,800

Inactive 1/31/2011 1/31/2026 5.53 WV1019821
Coal Underground U500789 WA #1 Mine
$0

Completely Released

7/31/1990 PHII Released 0 WV0096385
Coal Underground U500919 North Fork Winifrede Deep Mine
$16,320

Active Rec. Only 3/3/2020 3/3/2025 3.58 WV1030990
Coal Underground
U501311

Eagle No. 1 Mine

$143,520

Renewed 5/20/2013 5/20/2028 20.68 WV1025139
Coal Underground
U502008

Dingess Br-Chilton Mine No. 2

$22,570

Phase 2 Released 10/10/2008 PHII Released 11.62 WV1029908
Coal Underground
U505392

ALMA NO. 1 MINE

$286,160

Renewed 3/3/1995 3/3/2025 39.43 WV1013408
Coal Underground U506686 Camp Branch Deep Mine
$96,200

Rec., Chem. Water Treatment 1/26/1987 1/26/1997 26.24 WV0093122
Coal Surface Mine
S500615

Toney Fork A-Ridge Surface Mine

$80,000

Phase 1 Released 2/24/2016 2/24/2026 15.8 WV1028278
Coal Underground
U501015

CB Chilton #1 Mine

$10,600

Not Started 12/28/2016 12/28/2026 1.68 WV1028316
Coal Underground U503496 Muddy Bridge Branch #1
$33,040

Renewed 8/4/1997 8/4/2027 5.46 WV1016954
Coal Underground U503596 Muddy Bridge Branch #2
$65,520

Renewed 8/4/1997 8/4/2027 10.35 WV1016954
River Dock 810-8037 Big Sandy Dock
$222,200

Active 7/10/1986 7/10/2026 7.38 KYGE40032
Coal Surface Mine S500422 Middle Fork Surface Mine
$571,200

Renewed 12/9/2022 12/9/2027 81.73 WV1031198
Coal Surface Mine S500822 Elklick Contour Surface mine
$1,307,520

Not Started 2/27/2023 2/27/2028 182.45 WV1031228
Notes:

1.

Permits containing refuse placement.

2.

Does not include prospect permits.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 63
17.4

Local Plans, Negotiations or Agreements
MM&A found no indication of agreements beyond the scope of Federal or State Regulations.
17.5

Mine Closure Plans
Applicable

regulations

require

that

mines

be

properly

closed,

and

reclamation

commenced
immediately upon

abandonment.

In general,

site reclamation

includes removal

of structures,
backfilling, regrading,

and revegetation

of disturbed areas.

For surface

mines, the majority

of
the expense

for

backfilling and

regrading

is completed

as part

of ongoing

mining operations,
with only

reclamation of

final pits

and HWM benches

required at

end-of-mine life.

Sediment
control is required during the establishment of vegetation, and bond release generally requires
a

minimum

five-year

period

of

site

maintenance,

water

sampling,

and

sediment

control
following

mine completion.

This requirement

is reduced

to two

years

for

certain

operations
involving re

-mining.

Reclamation of

underground mines

includes closure

and sealing

of mine
openings such as portals and shafts in addition to the items listed above.

Estimated

costs for

mine closure,

including water

quality monitoring

during site

reclamation,
are included in

the financial models.

As with all mining

companies, an accretion

calculation is
performed

annually so

the necessary

Asset Retirement

Obligations

(
ARO
) can

be

shown as

a
Liability on the Balance Sheet.
17.6

Qualified Person’s Opinion
The Logan

complex is

an operating

facility; all

necessary permits

for

current production

have
been obtained.

The QPs

know

of no

reason that

any permits

revisions that

may be

required
cannot be obtained.

Estimated expenditures for site closure and reclamation are

included in the financial model for
this site.
18
Capital and Operating Costs
18.1

Capital Cost Estimate
The production sequence

selected for a

property must consider

the proximity

of each reserve
area to coal preparation plants, river docks and railroad loading points, along with suitability of production equipment to coal seam conditions.

The in-place infrastructure was evaluated, and
any

future

needs

were

planned

to

a

level

suitable

for

a

Preliminary

Feasibility

Study

and
included in the Capital Forecast.
Coronado

provided

MM&A

with

an

inventory

of

operating

equipment

available

at

Logan.

MM&A’s capital schedules assume

that major

equipment rebuilds occur

over the

course of

each
machine’s

remaining

assumed operating

life.

Replacement

equipment was

scheduled

based
on

MM&A’s

experience

and

knowledge

of

mining

equipment

and

industry

standards

with
respect to the useful life of such equipment.

As one mine is depleted, the equipment is moved
to its replacement.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 64
A summary of the estimated capital for the Property is provided in
Figure 18-1

below.

Figure 18-1:

CAPEX
18.2

Operating Cost Estimate
Coronado

provided

historical

and

a

preliminary

5-year

projection

of

operating

costs

for
MM&A’s review.

MM&A used the

historical and/or budget cost information as a

reference and
developed a personnel schedule for the mine.

Hourly labor rates and salaries

were based upon
information contained in Coronado’s financial summaries.

Fringe benefit costs

were developed
for

vacation

and

holidays,

federal

and

state

unemployment

insurance,

retirement,

workers’
compensation and

pneumoconiosis, casualty

and life

insurance, healthcare and

bonuses.

A cost
factor

for

mine

supplies

was

developed

that

relates

expenditures

to

mine

advance

rates

for
roof

control

costs

and

other

mine

supply

costs

experienced

at

underground

mines.

Other
factors were developed for maintenance

and repair costs,

rentals, mine power, outside services
and other direct mining costs.

Other cost factors

were developed for

coal preparation plant processing,

refuse handling, coal
loading, property

taxes,

and insurance

and bonding.

Appropriate royalty

rates were

assigned
for production from leased

coal lands and

sales taxes were calculated for state severance taxes,
the federal black lung excise tax,

and federal and state reclamation

fees.
Mandated Sales Related Costs such as Black Lung Excise are

summarized in
Table 18-1 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 65
Table 18-1:

Estimated Coal Production Taxes

and Sales Costs
Description of Tax or Sales Cost Basis of Assessment Cost
Federal Black Lung Excise Tax

– Underground
Per Tonne $1.21
Federal Black Lung Excise Tax

– Surface
Per Tonne $0.61
Federal Black Lung Excise Tax

– Highwall Miner
Per Tonne $0.61
Federal Reclamation Fees – Underground Per Tonne $0.13
Federal Reclamation Fees – Surface Per Tonne $0.31
Federal Reclamation Fees – Highwall Miner Per Tonne $0.31
West Virginia Reclamation Tax

– Underground
Per Tonne $0.308
West Virginia Reclamation Tax

– Surface
Per Tonne $0.308
West Virginia Reclamation Tax

– Highwall Miner
Per Tonne $0.308
West Virginia Severance Tax Percentage of Revenue 1 to 5%
Royalties – Underground Percentage of Revenue 5 to 8.5%
Royalties – Surface Percentage of Revenue 9%
Royalties – Highwall Miner Percentage of Revenue 9%
Notes: 1. Federal

black lung excise

tax is

paid only on

coal sold domestically.

MM&A estimated a

weighted average

black
lung excise tax of $0.66 per tonne in the economic analysis below.
A summary of the projected Operating Costs is in Table 18-2 .
Table 18-2:

Logan Operating Costs
Total
YE 12/31
2024
YE 12/31
2025
YE 12/31
2026
YE 12/31
2027
YE 12/31
2028
YE 12/31
2029
YE 12/31
2030
YE 12/31
2031
Remaining
LOM
Average
ROM Production
Tonnes

136.5

6.6

7.1

7.0

7.1

6.8

6.2

6.8

6.9

3.2

Yield 51.72% 38.35% 37.78% 38.86% 35.51% 35.18% 45.80% 46.02% 44.48% 59.43%
Saleable Production
Tonnes

70.6

2.5

2.7

2.7

2.5

2.4

2.9

3.1

3.1

1.9

Thermal Tonnes

4.69

0.14

0.18

0.19

0.18

0.22

0.14

0.14

0.14

0.13

Domestic Met Tonnes

65.90

2.40

2.52

2.51

2.35

2.18

2.71

3.00

2.92

1.74

Export Met Tonnes

-

-

-

-

-

-

-

-

-

-

Total Saleable Tonnes

70.59

2.54

2.70

2.70

2.53

2.40

2.85

3.14

3.06

1.9

Cash Costs per Tonne:
Mining Costs

$84.51

$77.01

$75.72

$76.41

$82.69

$85.48

$73.27

$73.73

$77.23

$87.70

Processing and
Transport

$19.71

$19.17

$19.99

$20.15

$22.12

$22.53

$18.41

$18.66

$19.66

$19.59

Sales Related Costs

$20.25

$16.61

$15.80

$14.76

$14.89

$15.59

$17.01

$17.89

$18.20

$21.97

G&A

$3.30

$3.49

$3.08

$3.08

$3.29

$3.31

$3.31

$3.31

$3.31

$3.31

Total Cash Costs
$127.78

$116.28

$114.60

$114.39

$122.99

$126.90

$111.99

$113.59

$118.40

$132.57

* The Financial model includes

0.001 million tonnes of inferred

coal production.

Inferred coal represents

0.000001% of the total

production,
and none of this coal was included in the estimate of reserves.
19
Economic Analysis
19.1

Assumptions, Parameters and Methods
A pre-feasibility LOM plan was prepared by MM&A for the Logan operations.

MM&A prepared
mine

projections

and

production

timing

forecasts

based

on

coal

seam

characteristics.

Production

timing

was

carried

out

from

2024

to

depletion

(exhaustion)

of

the

coal

reserve
areas, which

is projected

for

the year

2057.

All costs

and prices

are based

on year-end

2023
nominal United States dollars.
The

Mine

plan,

productivity

expectations

and

cost

estimates

generally

reflect

historical
performance

by

Coronado

and

efforts

have

been

made

to

adjust

plans

and

costs

to

reflect

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 66
future conditions.

MM&A is confident

that the

mine plan and

financial model are

reasonably
representative to provide

an accurate estimation of coal reserves.
Capital

schedules

were

developed

by

MM&A

for

mine

development,

infrastructure,

and

on-
going capital requirements for

the life of

the mine.

Staffing levels were prepared,

and operating
costs estimated

by MM&A.

MM&A utilized

historical cost

data provided

by Coronado

and its
own knowledge and experience to estimate direct and indirect operating costs.

The

preliminary

feasibility

financial

model,

prepared

for

this

TRS,

was

developed

to

test

the
economic viability of the coal reserve area.

The results of this financial model are

not intended
to represent a bankable feasibility study,

required for financing of any current or future mining
operations, but are intended to prove the economic

viability of the estimated coal reserves.

All
costs

and

prices

are

based

on

year-end

2023

nominal

United

States

dollars

assuming

a

2%
inflation rate.
On

an

unlevered

basis,

the

NPV

of

the

project

cash

flows

after

taxes

was

estimated

for

the
purpose

of

classifying

coal

reserves.

The

project

cash

flows,

excluding

debt

service,

are
calculated by subtracting direct and indirect operating expenses and capital expenditures from revenue.

Direct costs include labor,

drilling and blasting, operating supplies, maintenance

and
repairs,

facilities

costs

for

materials

handling, coal

preparation,

refuse

disposal,

coal

loading,
sampling and

analysis services,

reclamation and general and

administrative costs.

Indirect costs
include statutory and

legally agreed upon fees

related to direct

extraction of the mineral.

The
indirect

costs

are

the

Federal

black

lung

tax,

Federal

and

State

reclamation

taxes,

property
taxes,

local

transportation

prior

to

delivery

at

rail

or

barge

loading

sites,

coal

production
royalties,

sales and

use taxes,

income taxes

and State

severance taxes

.

Coronado’s

historical
costs provided a useful reference

for MM&A’s

cost estimates.
Sales

revenue

is

based

on

the

metallurgical

coal

price

information

provided

to

MM&A

by
Coronado.
Projected

debt

service is

excluded

from

the

P&L and

cash

flow

model

in order

to

determine
Enterprise Value.
The

financial

model

expresses

coal

sales

prices,

operating

costs,

and

capital

expenditures

in
current

day

dollars

without

adjustment

for

inflation.

Capital

expenditures

and

reclamation
costs

are

included

based

on

engineering

estimates

for

each

mine

by

year.

The

Coronado
division’s existing

allocations of administrative costs are

continued in the future projections.
Coronado will pay royalties for the various current and projected operations.

The royalty rates
vary by mining

method and location.

The royalty

rates for

Logan are

estimated to

be 5 to

9%
of the sales revenue.
The projection model also includes consolidated income tax calculations at the Coronado level, incorporating statutory

depletion calculations, as

well as state

income taxes,

and a federal

tax
rate of 21%.

To the extent the mine generates net operating losses for tax purposes, the losses are

carried

over

to

offset

future

taxable

income.

The

terms

“cash

flows”

and

“project

cash
flows” used in this report refer to after tax

cash flows.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 67
Consolidated cash flows are driven by annual sales tonnage, which at steady-state level ranges
from

a

peak

of

3.6 million

tonnes

in

2033

to

a

low

of

0.4 million

tonnes

in

2056.

Projected
consolidated revenue

ranges from $116.9 million to

$638.2 million at a steady state.

Revenue
totals $13.0 billion for the project’s

life.
Consolidated cash flow from operations is positive throughout the projected operating period,
with

the

exception

of

post-production

years,

due

to

end-of-mine

reclamation

spending.

Consolidated cash flow

from operations

peaks at $177.9 million

in 2033 and totals

$3.4 billion
over the

project’s life.

Capital expenditures

total $167.9 million

from 2024

through 2028

and
$1.2 billion over the project’s life.

Coal price forecasts for

coal products were prepared by Coronado for

its proposed operations.

Such prices were used for the revenue input into the financial model.

Sales variable costs such
as production royalties and severance taxes

were based upon the revenue input.
19.2

Results
The pre-feasibility financial model, prepared

by MM&A for this TRS, was developed

to test the
economic

viability

of

each

coal

resource

area.

The

results

of

this

financial

model

are

not
intended

to

represent

a

bankable

feasibility

study,

as

may

be

required

for

financing

of

any
current

or

future

mining

operations

contemplated

but

are

intended

to

prove

the

economic
viability of

the estimated

coal reserves.

Optimization of

the LOM

plan was

outside the

scope
of the engagement.
Figure 19-1

shows the annual variance

of cash costs

per ton.

Table

19-1

shows LOM

tonnage,
P&L, and EBITDA for Logan.
Figure 19-1:

Cash Costs per Tonne

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 68
As shown above, Logan’s

average cash cost

ranges between approximately

$114 and $168 per
tonne for most of the operating period.
Table 19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)
LOM LOM P&L LOM EBITDA
Tonnes
*
Pre-Tax

P&L
Per Tonne EBITDA Per Tonne
Deep Mines

Camp Br Chilton 1,607 $61,067 $38.00 $92,000 $57.24
Ramaco N2G 1,519 $38,659 $25.45 $84,549 $55.66
Eagle No. 1 (Toney

Fork)
10,962 $177,450 $16.19 $344,402 $31.42
Elk Lick Chilton 3,809 $184,040 $48.32 $250,250 $65.70
Lower Powellton 5,095 $216,991 $42.59 $328,684 $64.51
Lower War Eagle 5,731 $230,836 $40.28 $336,103 $58.65
Powellton No. 1 3,474 $37,743 $10.86 $142,820 $41.11
Muddy Br No.2 Gas 2,713 $43,531 $16.05 $83,882 $30.92
Upper Winifrede 1,438 $89,318 $62.11 $113,233 $78.74
Lower Winifrede 2,091 $83,351 $39.86 $118,042 $56.45
Winifrede (Chilton Rider)
**
- $(1,302) $- $(1,302) $-
Consolidated Deep Mines 38,439 $1,161,684 $30.22 $1,892,665 $49.24

Surface Mines
Toney Fork Surf 6,313 $184,154 $29.17 $367,638 $58.23
Buffalo Cr South Area 7,673 $125,604 $16.37 $279,578 $36.44
Sugar Camp Area 1 4,912 $(11,563) $(2.35) $149,696 $30.47
Surface Mines Consolidated 18,899 $298,195 $15.78 $796,912 $42.17

LOM LOM P&L LOM EBITDA
Tonnes
Pre-Tax

P&L
Per Tonne EBITDA Per Tonne
HWM Operations
Toney Fork HWM 4,919 $468,937 $95.33 $488,239 $99.25
Buffalo Cr South HWM 7,004 $624,409 $89.15 $648,796 $92.63
Sugar Camp HWM 1,328 $117,241 $88.27 $128,692 $96.90
HWM Consolidated 13,251 $1,210,588 $91.36 $1,265,728 $95.52

Grand Total 70,589 $2,670,467 $37.83 $3,955,305 $56.03
*

The

Financial model

includes 0.001 million

tonnes of

inferred

coal

production.

Inferred

coal represents
0.000001% of the total production, and none of this coal was included in the estimate of reserves.
** The Winifrede (Chilton Rider) was depleted in the 4th quarter of 2023.
As

shown

in
Table

19-1,

the

Logan

Complex

shows

positive

EBITDA

over

the

LOM.

Overall,
Coronado’s

consolidated

operations

show

positive

LOM

P&L

and

LOM

EBITDA

of

$2.7 billion
and $4.0 billion,

respectively.

A summary

of the

key

financial performance

metrics projected
through 2031 is provided below in Table 19-2 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 69
Table 19-2:

Summary of Logan Key Financial Performance Metrics (2024-2031)
Total
YE
12/31
2024
YE
12/31
2025
YE
12/31
2026
YE
12/31
2027
YE
12/31
2028
YE
12/31
2029
YE
12/31
2030
YE
12/31
2031
Remaining
LOM
Average
ROM Production Tonnes 136.5 6.6 7.1 7.0 7.1 6.8 6.2 6.8 6.9 3.2
Yield 51.72% 38.35% 37.78% 38.86% 35.51% 35.18% 45.80% 46.02% 44.48% 59.43%
Saleable Production Tonnes 70.6 2.5 2.7 2.7 2.5 2.4 2.9 3.1 3.1 1.9
Thermal Tonnes 4.69 0.14 0.18 0.19 0.18 0.22 0.14 0.14 0.14 0.13
Domestic Met Tonnes 65.90 2.40 2.52 2.51 2.35 2.18 2.71 3.00 2.92 1.74
Export Met Tonnes - - - - - - - - - -
Total Saleable Tonnes 70.59 2.54 2.70 2.70 2.53 2.40 2.85 3.14 3.06 1.9
Cash Costs per Tonne:
Mining Costs $84.51 $77.01 $75.72 $76.41 $82.69 $85.48 $73.27 $73.73 $77.23 $87.70
Processing and Transport $19.71 $19.17 $19.99 $20.15 $22.12 $22.53 $18.41 $18.66 $19.66 $19.59
Sales Related Costs $20.25 $16.61 $15.80 $14.76 $14.89 $15.59 $17.01 $17.89 $18.20 $21.97
G&A $3.30 $3.49 $3.08 $3.08 $3.29 $3.31 $3.31 $3.31 $3.31 $3.31
Total Cash Costs $127.78 $116.28 $114.60 $114.39 $122.99 $126.90 $111.99 $113.59 $118.40 $132.57
EBITDA per Tonne $56.03 $30.50 $32.54 $31.10 $24.70 $24.18 $48.98 $50.43 $49.16 $64.46
Expansion CapEx ($M) $- $- $- $- $- $- $- $- $- $-
Maintenance CapEx ($M) $1,170.9 $50.1 $33.9 $40.0 $22.2 $21.7 $76.0 $58.4 $33.9 $32.1
Total CapEx $1,170.9 $50.1 $33.9 $40.0 $22.2 $21.7 $76.0 $58.4 $33.9 $32.1
* The

Financial model includes

0.001 million tonnes of

inferred coal

production.

Inferred coal

represents 0.000001%

of the total

production, and
none of this coal was included in the estimate of reserves.
After Tax

Cash Flows were developed in

order to calculate the NPV

for this Property.

The NPV
is estimated to be $616.8 million at

a discount rate of 10.0%.

A summary of

the Logan after-tax
cash flow is shown in Table 19-3 .

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 70
Table 19-3:

Project Cash Flow Summary ($000)
*
YE12/31 YE12/31 YE12/31 YE12/31 YE12/31
Total 2024 2025 2026 2027 2028
Production & Sales tonnes 70,589 2,543 2,696 2,702 2,526 2,399
Total Revenue $12,974,983 $373,206 $396,734 $393,101 $373,074 $362,422
EBITDA $3,955,305 $77,551 $87,738 $84,030 $62,398 $58,012
Net Income $2,228,588 $26,894 $36,861 $31,587 $14,764 $12,933
Net Cash Provided by Operating Activities $3,424,770 $51,951 $77,858 $77,752 $62,427 $53,137
Purchases of Property, Plant, and Equipment $(1,170,916) $(50,053) $(33,920) $(40,038) $(22,171) $(21,683)
Net Cash Flow $2,253,854 $1,897 $43,938 $37,714 $40,256 $31,454

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2029 2030 2031 2032 2033 2034
Production & Sales tonnes 2,850 3,138 3,064 3,243 3,562 3,025
Total Revenue $458,804 $514,757 $513,368 $553,202 $619,064 $522,816
EBITDA $139,605 $158,273 $150,615 $185,698 $215,324 $154,820
Net Income $79,578 $89,148 $85,572 $111,984 $132,364 $84,624
Net Cash Provided by Operating Activities $106,155 $135,115 $135,231 $153,748 $177,944 $149,613
Purchases of Property, Plant, and Equipment $(76,046) $(58,438) $(33,904) $(37,120) $(64,965) $(78,661)
Net Cash Flow $30,109 $76,677 $101,328 $116,628 $112,979 $70,953

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2035 2036 2037 2038 2039 2040
Production & Sales tonnes 2,996 3,323 3,481 3,308 2,953 2,659
Total Revenue $527,811 $597,215 $638,225 $618,446 $562,910 $517,016
EBITDA $133,825 $186,994 $205,149 $190,958 $163,745 $150,046
Net Income $67,184 $112,148 $121,122 $101,624 $83,396 $79,543
Net Cash Provided by Operating Activities $124,743 $156,490 $174,943 $171,838 $153,628 $138,325
Purchases of Property, Plant, and Equipment $(74,607) $(44,478) $(63,118) $(74,744) $(52,178) $(35,077)
Net Cash Flow $50,136 $112,012 $111,825 $97,094 $101,449 $103,248

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2041 2042 2043 2044 2045 2046
Production & Sales tonnes 2,061 1,821 2,124 1,504 1,147 1,149
Total Revenue $403,182 $362,533 $432,405 $310,415 $239,824 $245,029
EBITDA $132,897 $113,992 $163,646 $115,279 $82,962 $84,911
Net Income $80,858 $69,151 $103,893 $67,062 $56,130 $56,391
Net Cash Provided by Operating Activities $121,947 $105,404 $131,578 $111,482 $78,873 $73,990
Purchases of Property, Plant, and Equipment $(18,189) $(33,880) $(32,406) $(16,899) $(22,623) $(17,389)
Net Cash Flow $103,758 $71,523 $99,172 $94,583 $56,250 $56,601

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2047 2048 2049 2050 2051 2052
Production & Sales tonnes 1,152 1,151 1,147 1,145 1,150 1,151
Total Revenue $250,477 $255,353 $259,457 $264,205 $270,675 $276,402
EBITDA $86,985 $88,741 $90,123 $91,953 $94,720 $96,464
Net Income $57,379 $57,306 $56,385 $55,409 $56,916 $58,687
Net Cash Provided by Operating Activities $75,029 $76,216 $77,221 $78,584 $80,464 $81,827
Purchases of Property, Plant, and Equipment $(13,999) $(16,432) $(20,924) $(24,880) $(17,227) $(16,997)
Net Cash Flow $61,029 $59,784 $56,296 $53,704 $63,237 $64,830

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 71
YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31
2053 2054 2055 2056 2057 2058
Production & Sales tonnes 1,149 1,016 809 437 11 -
Total Revenue $281,461 $254,502 $207,028 $116,946 $2,919 $-
EBITDA $98,676 $83,364 $68,788 $54,740 $2,282 $-
Net Income $59,804 $46,844 $35,921 $45,217 $(3,918) $(1,177)
Net Cash Provided by Operating Activities $83,397 $75,074 $63,550 $31,102 $(5,848) $(7,880)
Purchases of Property, Plant, and Equipment $(19,175) $(21,624) $(8,199) $(5,725) $(3,148) $-
Net Cash Flow $64,222 $53,450 $55,351 $25,378 $(8,996) $(7,880)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2059 2060 2061 2062 2063 2064
Production & Sales tonnes - - - - - -
Total Revenue $- $- $- $- $- $-
EBITDA $- $- $- $- $- $-
Net Income $(607) $(317) $(70) $(0) $(0) $(0)
Net Cash Provided by Operating Activities $(4,019) $(3,221) $(895) $- $- $-
Purchases of Property, Plant, and Equipment $- $- $- $- $- $-
Net Cash Flow $(4,019) $(3,221) $(895) $- $- $-
* The

Financial model includes

0.001 million tonnes of

inferred coal

production.

Inferred coal

represents 0.000001%

of the total

production, and
none of this coal was included in the estimate of reserves.
19.3

Sensitivity
Sensitivity of the NPV results to changes in the key drivers is presented in the chart below.

The
sensitivity

study

shows

the

NPV

at

the

10.0%

discount

rate

when

Base

Case

sales

prices,
operating costs, and capital costs are increased and decreased in increments of 5% within a +/-
15% range.
Figure 19-2:

Sensitivity of NPV

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 72
As

shown,

NPV

is quite

sensitive

to

changes

in sales

price and

operating

cost

estimates,

and
slightly sensitive to changes in capital cost estimates.
20
Adjacent Properties
20.1

Information Used
No

Proprietary

information

associated

with

neighboring

properties

was

used

as

part

of

this
study.
21
Other Relevant Data and Information
MM&A performed

a previous

audit of

all the

Properties in

year 2017

for

Coronado

based on
SEC Industry Guide

7 standards.

In addition,

MM&A completed a

Limited Phase

I Environmental
Site Assessment ( ESA
) on

the Property in

2017 on

behalf of

Coronado.

MM&A has

subsequently
conducted

Joint Ore

Reserve Committee

(
JORC
) compliant

resource and

reserve

assessments
of

the

Logan

County

assets

as

of:

(1)

December 31,

2017,

(2)

December 31,

2020,

(3)
December 31, 2021, and

(4) December 31, 2022.

By assignment, the

JORC assessment included
a preliminary

feasibility

level study

of the

subject coal

reserves, encompassing

detailed mine
planning and cost analysis through depletion of Logan’s JORC-compliant coal reserves.

MM&A
utilized

these

former

preliminary

feasibility

studies

as

the

basis

of

an

updated

study

which
meets those standards set forth by the SEC in Regulation

S-K 1300.
22
Interpretation and Conclusions
22.1

Conclusion
Sufficient

data

has

been

obtained

through

various

exploration

and

sampling

programs

and
mining operations to support the

geological interpretations of seam structure and

thickness for
coal

horizons

situated

on

the

Property.

The

data

is

of

sufficient

quantity

and

reliability

to
reasonably support the coal resource and coal reserve estimates in this TRS.
The geological data

and preliminary

feasibility study, which consider mining

plans, revenue, and
operating and capital cost estimates

are sufficient to support the classification of coal reserves provided herein.
This

geologic

evaluation

conducted

in

conjunction

with

the

preliminary

feasibility

study

is
sufficient to

conclude that

the 70.6 Mt

of marketable

coal reserves

identified on the

Property
are

economically

mineable

under

reasonable

expectations

of

market

prices

for

metallurgical
coal products, estimated operation costs,

and capital expenditures.
22.2

Risk Factors
Risks have

been identified

for operational,

technical and

administrative

subjects addressed

in
the Pre

-Feasibility

Study.

A risk

matrix has

been constructed

to present

the risk

levels for

all

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 73
the risk

factors

identified and

quantified

in the

risk assessment

process.

The risk

matrix and
risk

assessment

process

are

modelled

to

that

presented

in

the

Australian

and

New

Zealand
Standard on Risk Management (AS/NZS 4360).

The

purpose

of

the

characterization

of

the

project

risk

components

is

to

inform

the

project
stakeholders

of key

aspects of

the Coronado

projects that

can be

impacted by

events

whose
consequences can affect the success of the venture.

The significance of an impacted aspect of
the operation

is directly

related

to both

the probability

of occurrence

and the

severity of

the
consequences.

The

initial

risk

for

a

risk

factor

is

herein

defined

as

the

risk

level

after

the
potential

impact

of

the

risk

factor

is

addressed

by

competent

and

prudent

management
utilizing control

measures readily

available.

Residual risk

for a

risk factor

is herein

defined as
the risk

level following

application of

special mitigation

measures if

management determines
that

the

initial

risk

level

is

unacceptable.

Initial

risk

and

residual

risk

can

be

quantified
numerically, derived by the product of values assigned to probability and consequence ranging from very low risk to very high risk.

The

probability

and

consequence

parameters

are

subjective

numerical

estimates

made

by
practiced

mine engineers

and managers.

Both are

assigned values

from 1

to 5

for

which the
value

1 represents

the lowest

probability

and least

consequence, and

the value

5 represents
the highest

probability

and greatest

consequence.

The

products

which define

the Risk

Level
are classified from very low to very high.

Risk Level Table

(R = P x C)
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Risk aspects

identified and

evaluated during this

assignment total 13.

No residual

risks are

rated
Very High.

One (1) residual risk

is rated High.

Eight (8) of the risk

aspects could be associated
with

Moderate

residual

risk.

Four

(4)

of

the

risk

aspects

were

attributed

Low

or

Very

Low
residual risks.

22.2.1

Governing Assumptions
The listing

of the

aspects is

not presumed

to be

exhaustive.

Instead that

listing

is presented
based on the experiences of the contributors to the TRS.

1.

The probability and consequence ratings are subjectively assigned, and it is assumed that this subjectivity reasonably reflects the condition of the active and projected mine operations.
2.

The

Control

Measures

shown

in

the

matrices

presented

in this

chapter

are

not

exhaustive.

They

represent

a

condensed

collection

of

activities

that

the

author

of

the

risk

assessment
section has observed to be effective in coal mining scenarios.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
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ILLER
& A
SSOCIATES
, I
NC
. 74
3.

Mitigation

Measures

listed

for

each

risk

factor

of

the

operation

are

not

exhaustive.

The
measures listed, however,

have been observed by the author to be effective.

4.

The monetary values used in

ranking the consequences are generally

-accepted quantities for
the coal mining industry.
22.2.2

Limitations
The

risk

assessment

proposed

in

this

report

is

subject

to

the

limitations

of

the

information
currently collected, tested, and interpreted

at the time of the writing of the report.
22.2.3

Methodology
The numerical

quantities (i.e.,

risk levels)

attributable

to either

“initial” or

“residual” risks

are
derived

by the

product of

values

assigned to

probability

and consequence

ranging

from

very
low risk to very high risk.
R = P x C
Where: R = Risk Level
P = Probability of Occurrence
C = Consequence of Occurrence
The

Probability

(P)

and

Consequence

(C)

parameters

recited

in

the

formula

are

subjective
numerical

estimates

made

by

practiced

mine

engineers

and

managers.

Both

P

and

C

are
assigned

integer

values

ranging

from

1

to

5

for

which

the

value

1

represents

the

lowest
probability

and

least

consequence,

and

the

value

5

represents

the

highest

probability

and
greatest

consequence.

The

products

(R

=

P

x

C)

which

define

the

Risk

Level,

are

thereafter
classified from very low to very high.
Risk Level Table
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Very

high initial

risks are

considered to

be unacceptable

and require

corrective action

well in
advance of project development.

In short, measures must

be applied to reduce

very high initial
risks to a tolerable level.

As

shown

and

discussed

above,

after

taking

into

account

the

operational,

technical,

and
administrative

actions

that

have

been

applied or

are

available

for

action when

required,

the
residual risk

can be

determined.

The residual

risk provides

a basis for

the management

team
to determine

if the residual

risk level is

acceptable or tolerable.

If the risk level

is determined

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 75
to

be

unacceptable,

further

actions

should

be

considered

to

reduce

the

residual

risk

to
acceptable

or

tolerable

levels

to

provide

justification

for

continuation

of

the

proposed
operation.
22.2.4

Development of the Risk Matrix
Risks have been identified

for the technical, operational, and

administrative subjects addressed
in the TRS.

The risk matrix and

risk assessment process

are modelled to

that presented

in the
Australian and New Zealand Standard on Risk Management (AS/NZS 4360).

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
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ILLER
& A
SSOCIATES
, I
NC
. 76
22.2.4.1

Probability Level Table
Table 22-1:

Probability Level Table
Category Probability Level (P)
1 Remote
Not likely to occur except

in exceptional circumstances.
<10%
2 Unlikely Not likely to occur; small in degree. 10 - 30%
3 Possible Capable of occuring. 30 - 60%
4 Likely
High chance of occurring in most circumsta

nces.
60 - 90%
5 Almost Certain
Event is expected under

most circumstances; impossible to
avoid.
>90%
The lowest rated

probability of occurrence is assigned the

value of 1 and described as remote,
with a likelihood of occurrence of less than ten percent.

Increasing values are assigned to each
higher

probability

of

occurrence,

culminating

with

the

value

of

5

assigned

to

incidents
considered to be almost certain to occur.
22.2.4.2

Consequence Level Table
Table 22-2

lists the consequence levels.

Coronado Global Resources Inc.

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the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

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ILLER
& A
SSOCIATES
, I
NC
. 77
Table 22-2:

Consequence Level Table
Correlation of Events in Key Elements of the Project Program

to Event Severity Category
Category
Severity of
the Event
Financial Impact
of the Event
Unplanned
Loss of
Production
(Impact on
Commercial
Operations)
Events Impacting
on the Environment
Events Affecting th’ Program's
Social and Community
Relations
Resultant Regulatory /
Sovereign Risk
Events Affecting Occupational Health &
Safety
1 Insignificant
< USD
$0.5 million
≤ 12 hours
Insignificant loss of
habitat; no
irreversible effects
on water,

soil and
the environment.
Occasional nuisance impact on
travel.
-
Event recurrence avoided by corrective
action through established procedures
(Engineering, guarding, training).
2 Minor
USD $0.5 million
to $2.0 million
≤ 1 day
No significant
change to species
populations; short-
term reversible
perturbation to
ecosystem function.
Persistent nuisance impact on
travel.

Transient adverse media
coverage.
-
First aid – lost time.

Event recurrence
avoided by corrective action through
established procedures.
3 Moderate
USD $2.0 million
to $10.0 million
≤ 1 week
Appreciable change
to species
population;
medium-term (≤10
years) detriment to
ecosystem function.
Measurable impact on travel
and water/air quality.

Significant adverse media
coverage / transient public
outrage.
Uncertainty securing or
retaining essential
approval / license.
Medical Treatment – permanent
incapacitation.

Avoiding event
recurrence requires modification to
established corrective action procedures .
Change to regulations
(tax; bonds; standards).
4 Major
USD
$10.0 million to
$50.0 million
1 to 2 weeks
Change to species
population
threatening
viability; long-term
(>10 years)
detriment to
ecosystem function.
Long-term, serious impact on
travel and use of water
resources; degradation of air
quality; sustained and effective
public opposition.
Suspension / long-delay
in securing essential
approval / license.
Fatality.

Avoiding event recurrence
requires modification to established
corrective action procedures and staff
retraining.
Change to laws (tax;
bonds; standards).
5 Critical
>USD
$50.0 million
>1 month
Species extinction;
irreversible damage
to ecosystem
function.
Loss of social license.
Withdraw / failure to
secure essential
approval / license.
Multiple fatalities.

Avoiding event
recurrence requires major overhaul of
policies and procedures.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
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ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 78

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
The

lowest

rated

consequence

is assigned

the

value

of 1

and

is described

as

an

Insignificant
Consequence,

parameters of which include non-reportable safety incidents with zero days lost
accidents, no environmental

damage, loss of production or systems

for less than 12 hours

and
cost of less than USD $0.5 million.

Increasing values are assigned to each higher consequence,
culminating

with

the

value

of

5

assigned

to

critical

consequences,

the

parameters

of

which
include

multiple-fatality

accidents,

major

environmental

damage,

and

loss

of

production

or
systems for longer than one

month and cost of greater than USD $50.0 million.
Composite Risk Matrix R = P x C and Color-Code Convention
The risk level,

defined as the product

of probability of occurrence

and consequence, ranges

in
value from

1 (lowest

possible risk)

to 25

(maximum risk

level).

The values

are color-coded

to
facilitate identification of the highest risk aspects.
Table 22-3:

Risk Matrix
P x C = R
Consequence (C)
Insignificant Minor Moderate Major Critical
1 2 3 4 5
Probability Level (P)
Remote 1 1 2 3 4 5
Unlikely 2 2 4 6 8 10
Possible 3 3 6 9 12 15
Likely 4 4 8 12 16 20
Almost
Certain
5 5 10 15 20 25
22.2.5

Categorization of Risk Levels and Color Code Convention
Very high risks are considered to be unacceptable

and require corrective action.

Risk reduction
measures must be applied to reduce very high risks to a tolerable level.
22.2.6

Description of the Coal Property
The

Logan

Mine

Complex

(
Logan
)

is

located

in

Logan,

Boone,

and

Wyoming

Counties,

West
Virginia

–is an

active operation

with four

underground

mines and

two

surface

mines.

Active
underground

operations

within

the

Logan

Mine

Complex

all

utilize

continuous

mining
production sections.

Large mining operations are conducted

at the Muddy Bridge, Eagle No. 1
Mine and Lower

War Eagle

Mine.

The North Fork

Winifrede Mine

was fully depleted

in 2023.

The Powellton

No. 1

Mine was

in process

of being

rehabilitated

and had

minimal production
during the fourth quarter 2023, with plans to initiate full production with one mining section in
the first

quarter of 2024.

Other operations are

projected on relatively

small reserve blocks

to
be developed sequentially

to sustain production levels

as each

reserve is depleted.

The method

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

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ILLER
& A
SSOCIATES
, I
NC
. 2
provides

continuity,

preserving

skilled

work

groups

and

enabling

effective

utilization

of
production equipment.

Mines located

above drainage

have access

via drift

entries.

A few

of
the coal seams are below drainage and are accessed with slopes and shafts or box cuts.
The

Logan

Mine

Complex

also

includes

two

active

surface

mines:

Toney

Fork

and

Elklick
(Buffalo Creek

South).

Both area

and contour

surface mining

are employed.

Highwall mining
is conducted by contract operators

.

The surface operations are relatively small and developed
sequentially to

sustain production

levels.

Similar to the

underground operations,

the method
provides

continuity

while

preserving

skilled

work

groups

and

enabling

effective

utilization

of
production

equipment.

The surface

mining methods

selected utilize

hydraulic

shovels, front-
end loaders, large tractors and rock

trucks for overburden removal.
22.2.7

Summary of Residual Risk Ratings
Each risk factor is numbered, and

a risk level for each

is determined by multiplying

the assigned
probability by the assigned consequence.

The risk levels are plotted on a risk matrix to provide
a composite view of the Coronado risk profile.

The average risk level is 7.7, which is defined as
Moderate.
Table 22-4:

Risk Assessment Matrix

Consequence
Critical >$50 MM 8, 9

Major $10-50MM 6

Moderate $2-10 MM 12 1, 2, 3, 4

Minor $0.5-$2 MM 13 5, 10 7

Low <$0.5 MM 11

<10% 10-30% 30-60% 60-90% >90%

Remote Unlikely Possible Likely Almost
Certain
22.2.8

Risk Factors
A high-level

approach is

utilized to

characterize

risk factors

that are

generally similar

across a
number of the

active and proposed

mining operations.

Risk factors that are unique

to a specific
operation or are particularly noteworthy are

addressed individually.
22.2.8.1

Geological and Coal Resource
Coal

mining

is

accompanied

by

risk

that,

despite

exploration

efforts,

mining

areas

will

be
encountered where geological conditions render extraction

of the resource to be uneconomic,
or that coal quality characteristics disqualify the product for sale into target markets.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Offsetting the geological

and coal resource risk are

the massive size of the controlled

property
which

allows

large

areas

to

be

mined

sufficiently

away

from

areas

where

coal

quality

and
mineability

may

be

less

favorable.

In

addition,

several

mines

are

designed

to

operate

with
multiple

production

sections,

which

lessens

the

immediate

impact

when

one

section
encounters difficulties.

The large reserve areas

also provide a mitigation

strategy of developing
an additional

(spare) section

at each

mine, or

additional mines,

which can

be activated

when
adverse

conditions

are

encountered,

thereby

maintaining

consistent

production

and

quality.

The spare

section or

mines require

additional mine

extension cost

but increase

flexibility and
performance consistency.
The

larger

reserve

areas

will

be

developed

with

multiple

production

sections

and

the

small,
replacement production reserve

areas provide ready

access to

alternative locations if

geological
and coal resource characteristics require

abandonment of an active production area.
Table 22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Recoverable coal
tonnes recognized to
be significantly less
than previously
estimated.
Reserve base is adequate
to serve market
commitments and
respond to opportunities
for many years.

Local
adverse conditions may
increase frequency and
cost of production unit
relocations.
Previous and ongoing
exploration and
extensive regional
mining history provide
a high level of
confidence of coal
seam correlation,
continuity of the coal
seams, and coal
resource tonnes.
4 4 16 Optimize mine
plan to increase
resource
recovery;
develop mine
plan to provide
readily available
alternate mining
locations to
sustain expected
production level.
3 3 9
Coal quality locally
proves to be lower
than initially
projected.
If uncontrolled,
production and sale of
coal that is out of
specification can result in
rejection of deliveries,
cancellation of coal sales
agreements and damage
to reputation.
Exploration and vast
experience and history
in local coal seams
provide confidence in
coal quality; limited
excursions can be
managed with careful
product segregation
and blending.
3 5 15 Develop mine
plan to provide
readily available
alternate mining
locations to
sustain expected
production level;
modify coal sales
agreements to
reflect coal
quality.
3 3 9
22.2.8.2

Environmental
MM&A completed a Limited Phase I Environmental Site Assessment ( ESA ) on the Logan County
Property in

May 2017

on behalf

of Coronado.

MM&A concluded

that no

long-term liabilities
existed at the time of this ESA.
Water

quality

and

other

permit

requirements

are

subject

to

modification

and

such

changes
could have

a material impact

on the capability

of the operator

to meet modified

standards or
to

receive

new permits

and

modifications

to

existing

permits.

Permit

protests

may

result

in
delays or denials to permit applications.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
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M
ILLER
& A
SSOCIATES
, I
NC
. 4
Environmental

standards and permit

requirements have

evolved significantly

over the past

50
years and to-date, mining operators and

regulatory bodies have been

able to adapt

successfully
to evolving environmental requirements.
Table 22-6:

Environmental (Risks 3 and 4)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Environmental
performance
standards are
modified in the
future.
Delays in receiving new
permits and modifications
to existing permits; cost
of testing and treatment
of water and soils
Work with regulatory
agencies to understand
and influence final
standards; implement
testing, treatment and
other actions to
comply with new
standards.
3 4 12 Modify mining
and reclamation
plans to improve
compliance with
new standards
while reducing
cost of
compliance.
3 3 9
New permits and
permit modifications
are increasingly
delayed or denied.
Interruption of
production and delayed
implementation of
replacement production
from new mines.
Comply quickly with
testing, treatment and
other actions required;
continue excellent
compliance
performance within
existing permits.
3 4 12 Establish and
maintain close
and constructive
working
relationships
with regulatory
agencies, local
communities and
community
action groups.
3 3 9
22.2.8.3

Regulatory Requirements
Federal

and

state

health

and

safety

regulatory

agencies

occasionally

amend

mine

laws

and
regulations.

The impact is industry-wide.

Mining operators and regulatory agencies have been
able to adapt successfully to evolving health and safety requirements.
Table 22-7:

Regulatory Requirements (Risk 5)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Federal and state
mine safety and
health regulatory
agencies amend mine
laws and regulations.
Cost of training, materials,
supplies and equipment;
modification of mine
examination and
production procedures;
modification of mining
plans.
Participate in hearings
and workshops when
possible to facilitate
understanding and
implementation; work
cooperatively with
agencies and
employees to facilitate
implementation of new
laws and regulations.
4 3 12 Familiarity and
experience with
new laws and
regulations
results in
reduced impact
to operations and
productivity and
improved
supplies and
equipment
options.
4 2 8
22.2.8.4

Market and Transportation
Most

of

the

current

and

future

production

is

expected

to

be

directed

to

domestic

and
international

metallurgical

markets.

Historically

the metallurgical

markets

have

been cyclical
and

highly

volatile.

Thermal

coal

markets

are

also

cyclical

and

domestic

markets

have

been
adversely affected

by competition

from natural

gas and

subsidized renewable

energy sources
and regulation.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Table 22-8:

Market and Transportation (Risk 6)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk
Level
P C R P C R
Volatile coal prices
drop precipitously.
Loss of revenue adversely
affects profitability;
reduced cash flow may
disrupt capital
expenditures plan.
Cost control measures
implemented; capital
spending deferred.
4 5 20 High-cost
operations
closed, and
employees
temporarily
furloughed.
4 4 16
Occasional

delay

or

interruption

of

rail,

river

and

terminals

service

may

be

expected.

The
operator can possibly minimize the impact of delays by being a preferred customer by fulfilling
shipment obligations promptly and maintaining close working relationships.
Table 22-9:

Market and Transportation (Risk 7)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Rail or river transport is
delayed; storage and
shipping access at river
and ocean terminals is
not available.
Fulfillment of coal sales
agreements delayed;
limited coal storage at
mines may increase cost of
rehandling; production may
be temporarily idled.
Provide adequate
storage capacity at
mines; coordinate
continuously with
railroad and shipping
companies to respond
quickly and effectively to
changing circumstances.
5 3 15 Provide back-up
storage facility
along with
personnel,
equipment and
rehandle plan to
sustain production
and fulfill sales
obligations timely.
5 2 10
22.2.8.5

Mining Plan
Occupational health

and safety risks

are inherent in

mining operations.

Comprehensive training
and

retraining

programs,

internal

safety

audits

and

examinations,

regular

mine

inspections,
safety meetings, along with support of trained fire brigades and mine rescue teams are among activities

that

greatly

reduce

accident

risks.

Employee

health

monitoring

programs

coupled
with dust and noise monitoring and abatement reduce health risks to miners.

As

underground

and

surface

mines

are

developed

and

extended,

observation

of

geological,
hydrogeological

and

geotechnical

conditions

leads

to

modification

of

mine

plans

and
procedures to enable safe work within the mine environments.
Highlighted below

are selected

examples

of safety

and external

factors

relevant

to Coronado
operations.
22.2.8.5.1

Methane Management
Coalbed

methane

is

present

in

coal

operations

below

drainage.

Often

the

methane
concentration

in shallow

coal seams

is at

such low

levels that

it can

be readily

managed with
frequent

testing

and monitoring,

vigilance and

routine

mine ventilation.

Very

high

methane
concentrations

may be

present at

greater depths.

High methane

concentrations

may require

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
degasification

of the

coal seam

to assure

safe

mining.

Due to

the

seams being

targeted

and
their depths, excessive methane is not expected to

be encountered at Logan.
Table 22-10:

Methane Management (Risk 8)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Methane hazard is
present in mines
operating below
drainage.
Injury or loss of life; possible
ignition of gas and mine
explosion; potential loss of
mine and equipment
temporarily or permanently;
additional mine fan, mine
power, ventilation,
monitoring and examination
requirements.
Low to moderate levels
can be managed with
frequent examinations,
testing and monitoring
within the mine
ventilation system.

Excellent rock dust
maintenance minimizes
explosion propagation
risk should an ignition
occur.
1 5 5 Very high-level
methane
concentrations
may require coal
seam
degasification and
gob degasification
if longwall or pillar
extraction
methods are
employed.
1 5 5
22.2.8.5.2

Mine Fires
Mine fires, once common at

mine operations, are rare today.

Most active coal miners have not
encountered a mine fire.

Vastly improved mine power and equipment

electrical systems, along
with

safe

mine

practices

reduce

mine

fire

risks.

Crew

training

and

fire

brigade

support

and
training

improve

response

for

containment

and

control

if

a

fire

occurs.

Spontaneous
combustion

within

coal

mines,

which

is

the

source

of

most

fires

that

occur

today,

is

not
expected to commonly

occur at

the Logan

property.

When spontaneous

combustion conditions
are present, monitoring systems are employed for early detection and mine plans are designed
to facilitate isolation, containment

and rapid extinguishment.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Table 22-11:

Mine Fires (Risk 9)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Mine fire at
underground or surface
mine operation.
Injury or loss of life;
potential loss of mine
temporarily or permanently;
damage to equipment and
mine infrastructure.
Inspection and
maintenance of mine
power, equipment and
mine infrastructure;
good housekeeping;
frequent examination of
conveyor belt entries;
prompt removal of
accumulations of
combustible materials.
1 5 5 If spontaneous
combustion
conditions are
present, enhanced
monitoring and
examination
procedures will be
implemented;
mine design will
incorporate
features to
facilitate isolation,
containment and
extinguishment of

spontaneous
combustion
locations.
1 5 5
22.2.8.5.3

Highwall Failure
Contour

surface

mining,

area

surface

mining

and

highwall

mining

all

expose

miners

and
production

equipment

to

the

risk

of

highwall

failure.

The

highwall

can

be

designed

to
incorporate safety

precautions to address geotechnical

and hydrogeological concerns.

Drilling
and

blasting

design

can

be

modified

to

fit

soil

and

strata

conditions

to

enhance

highwall
stability.

Foremen

and

crews

are

trained

to

examine

the

highwalls

frequently

to

observe
changes and

indications of failure

.

Highwall designs

incorporate

adequate web

thickness and
safety pillar width to assure highwall stability.
Table 22-12:

Highwall Failure (Risk 10)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Highwall failure occurs
at surface or highwall
mining operations.
Injury or loss of life;
catastrophic damage to
equipment; production
interruption.
Regular inspection for
change and signs of
failure; conservative
design of HWM web
thickness and safety
pillar width; conservative
wall slope and bench
width in design.
4 3 12 Optimize drilling
and blasting plan;
increase safety
factors for wall
slope and bench
width; install
instrumentation
and frequent
survey to detect
movement;
dewater to reduce
wall pressure.
4 2 8
22.2.8.5.4

Availability of Supplies and Equipment
The industry

has periodically

experienced

difficulty receiving

timely delivery

of mine

supplies
and

equipment.

Availability

issues

often

accompanied

boom

periods

for

coal

demand.

Any
future

delivery of

supplies and

equipment delays

are

expected

to

be temporary

with limited
impact on production.

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8
Table 22-13:

Availability of Supplies and Equipment (Risk 11)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Disruption of
availability for supplies
and equipment.
Temporary interruption of
production.
Force majeure provision
in coal sales agreements
to limit liability for
delayed or lost sales.
3 2 6 Work closely with
customers to
assure delayed
coal delivery
rather than
cancelled sales;
monitor external
conditions and
increase inventory
of critical supplies;
accelerate delivery
of equipment
when possible.
3 1 3
22.2.8.5.5

Labor
Work stoppage due to labor protests are considered to be unlikely and accompanied by limited impact should

it occur.

Excellent

employee relations

and communications

limit the

exposure
to outside protesters.

Loss of supervisors and

skilled employees to retirement is inevitable;

the
impact can

be lessened with

succession planning

and training

and training

and mentorship

of
new employees.
Table 22-14:

Labor – Work Stoppage (Risk 12)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Work stoppage due to
strikes, slowdowns or
secondary boycott
activity.
Loss of production and coal
sales; damaged customer
and employee relations;
reputation loss.
Maintain excellent
employee relations and
communications;
maintain frequent
customer
communications.
2 3 6 Develop plan for
employee
communications
and legal support
to minimize
impact of
secondary boycott
activities.
1 3 3
Table 22-15:

Labor – Retirement (Risk 13)
Aspect Impact Control Measures
Initial Risk Level
Mitigation Measures
Residual Risk
Level
P C R P C R
Retirement of
supervisors and skilled
employees.
Loss of leadership and
critical skills to sustain
high levels of safety,
maintenance and
productivity.
Monitor demographics
closely and maintain
communications with
employees who are
approaching retirement
age; maintain employee
selection and training
programs.
3 3 9 Maintain selection of
candidates and
implementation of in-
house or third-party
training for electricians
and mechanics; develop
employee mentoring
program.
3 2 6

Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Logan County Complex in Accordance with

the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2023

Central Appalachian Coal Basin
West Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9
23
Recommendations
Coronado

is continuing

to work

both internally

and with

outside assistance

to

further define
their Resource Base and to Optimize the LOM Plan.
24
References
Publicly

available

information

from

various

State

and

Federal

agencies

was

used

where
relevant.
25
Reliance on Information Provided by the
Registrant
A summary of

the information

provided by

Coronado relied

upon by MM&A

for the

purposes
of this TRS is provided in Table 25-1 .
Table 25-1:

Information from Registrant Relied Upon by MM&A
Category Information Provided by Coronado
Report
Section
Marketing
Long-term price forecast used

in financial projections
16.2
Legal
Mineral control and surface

control rights as shown on maps
3.2, 3.3
Environmental Permit and bonding information 17.3

APPENDIX
A
MM&A QUALIFICATIONS

Mineral Resource and Reserve Reporting

MARSHALL MILLER & ASSOCIATES®

MM&A provides geological and engineering services to both surface and underground mine operations throughout the world in support of Mineral Resource and Mineral Reserve Reporting. MM&A geologists and engineers have extensive backgrounds in a variety of mining scenarios.

Technical Report Summaries (*TRSs*) are prepared in order to document in-place mineral resource estimates and mineral reserve estimates on a recoverable basis by different mining methods both on small tracts and on properties encompassing several thousand acres. The goal of the TRSs is to document the economic viability of the mineral reserves as well as the initial economic assessment of the mineral resources. Evaluations of mineral deposits satisfy legal, economic and technical feasibility criteria, consistent with regulations and guidelines of the United States Securities and Exchange Commission (*SEC*) S-K 1300 standards, the Australasian Joint Ore Reserve Committee (*JORC*) guidelines, Canada's National Instrument 43-101, and the AIM standards on the London Exchange. The resource assessment addresses pertinent geologic parameters that are related to the deposit thickness, grade, and geographic distribution. MM&A's technical staff include Registered Members of the Society of Mining Engineers or are Registered Certified Professional Geologists by the American Institute of Professional Geologists. Both organizations are listed as approved Recognized Professional Organizations, and therefore MM&A's technical staff are considered Competent Persons by international standards. Reserve Technical Reports have been prepared for reporting in stock exchanges in the United States as well as Australia, Southeast Asia, China, Canada, Great Britain, Turkey, and other countries.

Geological Services

- Exploration Program Development and Implementation
- Field Mapping
- Field Exploration Supervision
- Geological Assessment
- Detailed Core Logging
- Core or Mineral Sampling
- Geophysical Logging
- Supervise Analytical Testing
- Database Compilation
- Computer-Aided Geologic Modeling
- Resource/Reserve Computation
- Hazard Mapping
- Lineament Mapping
- Geotechnical Analysis
- Mine Roof and Floor Condition Assessment
- Pillar Stability Analysis
- Subsidence Studies
- Horizontal Stress Mapping

Mining Engineering Services

- Determine Optimum Mining Methods
- Equipment Selection
- Productivity Estimates
- Labor Requirements and Scheduling
- Life-of-Mine Plans for Proposed and Existing Mines
- Mine and Facilities Layout and Planning
- Market and Transportation Studies
- Environmental Review and Reclamation Liability Estimates
- Capital Requirements
- Ventilation, Permitting and Drainage Control

Economic Analysis

- Estimate of Operating Costs (Labor, Supplies, and Fixed Costs)
- Capital Budget Assessments
- Discounted Cash Flow Analysis
- Risk Assessment

For More Information Contact:

582 Industrial Park Road
Bluefield, VA 24605
Phone +1 276 322 5467
www.mma1.com

July 1, 2020

APPENDIX
B

MAPS

N
Loadout
Facilities
Pardee
Lorado
Prep
Plant
Toney Fork
Buffalo Creek South
BUFFALO
CREEK
Sugar
Camp
HUFF
CREEK
OCEANA
WYOMING
LOGAN
BOONE CO
LOGAN CO

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24

Map 1—BC ko

- Data Point Location
- Previous Surface Mining
- Previous Underground Mining with 200' Barrier

Controlled Surface Reserve / Resource as of 12/31/23

- Contour / Area - Resource Inclusive of Reserve / Converted to Reserve
- Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

0 5000

Scale In Feet

Map 1

Buffalo/Huff Creek Area

Buffalo Creek (No. 8.5) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Prep Plant
Toney Fork
Buffalo Creek South
Lorado
BUFFALO
CREEK
BUFFALO
Sugar Camp
HUFF
CREEK
GUYANDOTTE
MOUNTAIN
OCEANA
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
A
N

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 2-UWN ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

0 6000
Scale In Feet

Controlled Underground Reserve / Resource as of 12/31/23
- Resource Inclusive of Reserve / Converted to Reserve

Controlled Surface Reserve / Resource as of 12/31/23
- Contour / Area - Resource Inclusive of Reserve / Converted to Reserve
- Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

Map 2
Buffalo/Huff Creek Area
Upper Winifrede (No. 8) Seam

Coronado Global Resources Inc.
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

C
B
A
Loadout Facilities
Prep Plant
Toney Fork
Buffalo Creek South
Lorado
Sugar Camp
Kopperston
BUFFALO
CREEK
HUFF
CREEK
GUYANDOTTE
MOUNTAIN
N

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 3-LWN ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Scale In Feet: 0 – 6000

Controlled Underground Reserve / Resource as of 12/31/23

- Resource Inclusive of Reserve / Converted to Reserve
- Resource Exclusive of Reserve / Not Converted to Reserve

Controlled Surface Reserve / Resource as of 12/31/23

- Contour / Area - Resource Inclusive of Reserve / Converted to Reserve
- Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

Map 3

Buffalo/Huff Creek Area
Lower Winifrede (No. 8) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout
Facilities
Prep
Plant
Pardee
Lorado
Sugar Camp
BUFFALO
CREEK
HUFF
CREEK
GUYANDOTTE
MOUNTAIN
N

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

0 6000
Scale In Feet

Controlled Underground Reserve / Resource as of 12/31/23

- Resource Inclusive of Reserve / Converted to Reserve

Controlled Surface Reserve / Resource as of 12/31/23

- Contour / Area - Resource Inclusive of Reserve / Converted to Reserve
- Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 4–Chilton(WM) ko

Map 4

Buffalo/Huff Creek Area
Chilton (Williamson) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Pardee
Prep Plant
Lorado
BUFFALO
CREEK
HUFF
Kopperston
GUYANDOTTE
MOUNTAIN
HUFF MOUNTAIN
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
N

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 5-UPow(UA) ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/31/23

- Resource Inclusive of Reserve / Converted to Reserve
- Resource Exclusive of Reserve / Not Converted to Reserve

0 5000
Scale In Feet

Map 5
Buffalo/Huff Creek Area
Upper Powellton (Upper Alma) Seam

Coronado Global Resources Inc.
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

A
A
B
Loadout Facilities
Prep Plant
Pardee
Lorado
BUFFALO
CREEK
S P R I N G
M O U N T A I N
Saunders
Lundale
Stowe
Crites

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 6–LPow(LA) ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/31/23

- Resource Inclusive of Reserve / Converted to Reserve
- Resource Exclusive of Reserve / Not Converted to Reserve

0 4000
Scale In Feet

Map 6

Buffalo/Huff Creek Area
Lower Powellton (Lower Alma) Seam

Coronado Global Resources Inc.
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Prep Plant
ardee
Saunders
BUFFALO
CREEK
S P R I N G
M O U N
Meredith Branch
Laurel Branch
Camp Branch
Camp Fork
Road Fork
Toney
Elklick
Branch
Lee
Fork
Fork
North Fork
Pond
Branch
Pond
Burnt Camp
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
N

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/31/23

- Resource Exclusive of Reserve / Not Converted to Reserve

0 3000
Scale In Feet

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 7-2Gas-Peerless ko

Map 7

Buffalo/Huff Creek Area
No.2 Gas (Matewan, Peerless) Seam

Coronado Global Resources Inc.
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

N
Loadout
Facilities
Pardee
Prep
Plant
Lorado
BUFFALO
CREEK
rstdale
MOUNTAIN
OCEANA

Data Point Location

Previous Underground Mining with 200' Barrier

Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/31/23

Resource Inclusive of Reserve / Converted to Reserve

Resource Exclusive of Reserve / Not Converted to Reserve

0 5000
Scale In Feet

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 8–2Gas Eagle ko

Map 8

Buffalo/Huff Creek Area
Lower No. 2 Gas (Eagle) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

OCEANA
WYOMING
LOGAN
Huff Creek
Lacoma
Cyclone
Campus
Lower Gap
Lynco
WYOMING CO
LOGAN CO
Data Point Location
Controlled Underground Reserve / Resource as of 12/31/23
Resource Inclusive of Reserve / Converted to Reserve
0
3000
Scale In Feet

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 9-2 Gas Ramaco ko

Map 9

Buffalo/Huff Creek Area
No.2 Gas (Ramaco) Seam

Coronado Global Resources Inc.
Logan County, West Virginia
Coordinate System: West Virginia South State Plane NAD 27

BUFFALO MOUNTAIN
MOUNTAIN
OCEANA
WYOMING CO
LOGAN CO
HUFF CREEK
Campus
Cyclone
Lacoma

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 10-LWE ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Underground Reserve / Resource as of 12/31/23

- Resource Inclusive of Reserve / Converted to Reserve

0 4000
Scale In Feet

Map 10

Buffalo/Huff Creek Area
Lower War Eagle (No. 4) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Pardee
Prep Plant
Toney Fork
Buffalo Creek South
BUFFALO
CREEK
Lorado
MOUNTAIN
N
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24 ko

Map 11–UCB–Above

Data Point Location

Previous Underground Mining with 200' Barrier

Previous Surface Mining

0 5000

Scale In Feet

Controlled Surface Reserve / Resource as of 12/31/23

Contour / Area - Resource Inclusive of Reserve / Converted to Reserve

Controlled Surface Reserve / Resource as of 12/31/23

Resource Exclusive of Reserve / Not Converted to Reserve

Map 11

Buffalo/Huff Creek Area
Upper Coalburg (No. 11) Seam through Upper Clarion Rider Seams

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout
Facilities
Pardee
Prep
Plant
Toney Fork
Buffalo Creek South
Lorado
BUFFALO
CREEK
N

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 12–LCB ko

- Data Point Location
- Previous Underground Mining with 200' Barrier
- Previous Surface Mining

Controlled Surface Reserve / Resource as of 12/31/23

- Contour / Area - Resource Inclusive of Reserve / Converted to Reserve
- Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

0 5000
Scale In Feet

Map 12

Buffalo/Huff Creek Area
Lower Coalburg (No. 10) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Pardee
Prep Plant
Toney Fork
Buffalo Creek South
Lorado
BUFFALO
CREEK
HUFF
CREEK
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
OCEANA
N

Data Point Location

Previous Surface Mining

Controlled Surface Reserve / Resource as of 12/31/23

Contour / Area - Resource Inclusive of Reserve / Converted to Reserve

Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

0 5000
Scale In Feet

Map 13

Buffalo/Huff Creek Area
Lower Dorothy (No. 9.5) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 13–LDor ko

Loadout
Facilities
Pardee
Prep
Plant
Toney Fork
Buffalo Creek South
Lorado
BUFFALO
CREEK
Sugar Camp
HUFF
CREEK
MOUNTAIN
OCEANA
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
N

Data Point Location

Previous Underground Mining with 200' Barrier

Previous Surface Mining

Controlled Surface Reserve / Resource as of 12/31/23

Contour / Area - Resource Inclusive of Reserve / Converted to Reserve

Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

0 5000
Scale In Feet

Map 14

Buffalo/Huff Creek Area
Chilton A (No. 9) Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24 ko
Map 14–CHA

Sugar Camp
Toney Fork
Joe Branch
Jordan
Sugarcamp Branch
Sycamore Creek
Beartree Branch
Castle Branch
Coal Branch
Huff Creek
HUFF CREEK
Lacoma
Cyclone
Campus
Trailer Park
Huff Creek Road
Slickrock Branch
Longlick Branch
Wiggins Br. Branch
Cub Trace Branch
Paynter Branch
Dans Br.
WYOMING CO
LOGAN CO

Marshall Miller & Associates

M62206 Bluefield, VA 01/24
Map 15–UCG ko

● Data Point Location

Controlled Surface Reserve / Resource as of 12/31/23

Contour / Area - Resource Inclusive of Reserve / Converted to Reserve

Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

0 3000
Scale In Feet

Map 15

Buffalo/Huff Creek Area
Upper Cedar Grove Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Loadout Facilities
Prep Plant
Sugar Camp
Kopperston
Pardee
Lorado
CREEK
HUFF
GUYANDOTTE
MOUNTAIN
BUFFALO
OCEANA
LOGAN
WYOMING
BOONE
N

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 16–MCG ko

Data Point Location

Previous Underground Mining with 200' Barrier

0 6000
Scale In Feet

Controlled Underground Reserve / Resource as of 12/31/23

Resource Exclusive of Reserve / Not Converted to Reserve

Controlled Surface Reserve / Resource as of 12/31/23

Contour / Area - Resource Inclusive of Reserve / Converted to Reserve

Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

Map 16

Buffalo/Huff Creek Area
Middle Cedar Grove Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Jordan
Fork
B U F F A L O
Fork
Toney
Sugar Camp
Fork
Joe
Branch
Toney
Creek
Creek
Sycamore
Beartree
Branch
Castle
Branch
Coal
Branch
Huff
Huff
Cr
CREEK
HUFF
Huff
Creek
Creek
Trailer Park
Lacoma
Sugarcamp
Branch
Huff
Road
Cyclone
Trailer Park
Slickrock
Longlick
Branch
Branch
WYOMING CO
LOGAN CO
Campus
Cub
Trace
Branch
Paynter
Br
Branch

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24
Map 17–LCG ko

● Data Point Location

Controlled Surface Reserve / Resource as of 12/31/23

- Contour / Area - Resource Inclusive of Reserve / Converted to Reserve
- Highwall Miner - Resource Inclusive of Reserve / Converted to Reserve

0 3000
Scale In Feet

Map 17

Buffalo/Huff Creek Area
Lower Cedar Grove Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

Prep
Plant
Lorado
BUFFALO
Block A
M O U N T A I N
B U F F A L O
HUFF
CREEK
BOONE CO
LOGAN CO
LOGAN CO
WYOMING CO
N

MARSHALL MILLER & ASSOCIATES

M62206 Bluefield, VA 01/24 ko

Map 18 Beckley

● Data Point Location

Controlled Underground Reserve / Resource as of 12/31/23

Resource Exclusive of Reserve / Not Converted to Reserve

0 4000

Scale In Feet

Map 18

Buffalo/Huff Creek Area

Beckley Seam Seam

Coronado Global Resources Inc.

Logan County, West Virginia

Coordinate System: West Virginia South State Plane NAD 27

APPENDIX
C

GLOSSARY OF TERMS

Appendix C
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Glossary of Abbreviations and Definitions
Abbreviation Definition
ACPS Analysis of Coal Pillar Stability
ANAB ANSI National Accreditation Board
ASTM ASTM International
AVS Applicant Violator System
bcm Bank cubic meters
bcm/hr Bank cubic meters per hour
Btu/lb. British Thermal Unit per pound
Carlson Carlson Mining – formerly SurvCADD
®

– a prevalent software package used for
modeling in the Appalachian region
CFR Code of Federal Regulations
Coronado Coronado Global Resources Inc.
CSR
Coke strength after

reaction
CSX
CSX Corporation, a rail-based freight transportation

company
CTR Contour mining
Demonstrated
reserves
Demonstrated reserves are the sum of proven

and probable reserves.
EBITDA
Earnings before Interest,

Taxes,

Depreciation, and Amortization

EOM End-of-mine reclamation
EPA
United States Environmental

Protection Agency

ESA Limited Phase I Environmental Site Assessment
Feasibility Study “…comprehensive technical and economic study of the selected development option for a mineral project, which includes detailed assessments of all applicable modifying factors together with any other

relevant operational factors,

and detailed
financial analysis that are necessary to demonstrate, at the time of reporting, that extraction is economically viable.

According to the proposed definition, the results
of the study may serve as the basis for a final decision by a proponent or financial institution to proceed with, or finance, the development of the project.

Thus, a
feasibility study is more comprehensive, with a higher degree of accuracy,

and
yielding results with a higher level of confidence, than a pre-feasibility study.”

HWM Highwall mining
In situ Its natural position; said specific of a rock, soil, or fossil when in the situation in which was originally formed or deposited
Indicated
Resources
Indicated resources are those lying between 0.4-kilometer

and 1.2-kilometer radius
from such an observation point and reported herein as in-situ mineral resources.
Inferred
Resources
Inferred resources lie more than a 1.2-kilometer radius

from a valid point of
measurement but less than 4.8 kilometers from one, and reported herein as in-situ
mineral resources.
JORC Code
Australasian Code for Reporting of Exploration

Results, Mineral Resources and Ore
Reserves
lb. SO
2

/ mm Btu
Pounds per sulfur dioxide per million British thermal units
LOM Life-of-mine
M&R Maintenance and repair
Measured
Resources
Measured resources are those lying within 0.4-kilometer radius from a valid point of
measurement and reported herein as in-situ mineral resources.
MINER Act
Mine Improvement and New Emergency Response Act of 2006

Appendix C
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Abbreviation Definition
Mineral Reserve “…the economically mineable part of a Measured and/or Indicated Mineral
Resource.

It includes dilution materials and allowances for losses, which occur when the material is mined or extracted and is defined by studies at Preliminary
Feasibility or Feasibility level as appropriate that include Modifying Factors.

Such
studies demonstrate that, at the time of reporting, extraction of the mineral reserve
is economically viable under reasonable investment and marketing assumptions
”.

Mineral Resource
“…a concentration or occurrence of solid material of economic interest or on the
Earth’s crust

in such form, grade or quality that there are reasonable prospects for eventual economic extraction.

The location, quantity,

grade, continuity and other
geological characteristics and continuity of a Mineral

Resource are known,
estimated or interpreted from

specific geological evidence and knowledge, including
sampling.”

MM&A Marshall Miller & Associates, Inc.
Modifying Factors
“…considerations used to convert Mineral

Resources to Mineral Reserves.

These
include, but are not restricted to, mining, processing, metallurgical,

infrastructure,
economic, marketing, legal, environmental

compliance, plans, negotiations, or
agreements with local individuals or groups and governmental factors.”
MRMR Mineral Resources to Mineral Reserves
MSHA United States Department of Labor Mine Safety and Health Administration
Mt Million metric tonnes
NIOSH
National Institute for Occupational Safety

and Health
NRTL
Nationally Recognized Test

Laboratory
NS
Norfolk Southern Corporation, a rail-based freight transportation company
O&M
Operating and maintenance

OSD Out-of-seam dilution
P&L
Profit and loss before tax

P.E. Professional Engineer
PJLA Perry Johnson Laboratory Accreditation, Inc.
Preliminary
Feasibility Study
“…as a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a qualified person
has determined (in the case of underground mining) a preferred mining method, or
in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing

and an effective plan to sell the product. The
study’s financial analysis must have

the level of detail necessary to demonstrate, at
the time of reporting, that extraction is economically viable. In addition, as noted in the proposed definition of a pre-feasibility study,

while a pre-feasibility study is less
comprehensive and results in a lower confidence level than a feasibility study, a pre

-
feasibility study is more comprehensive and results in a higher confidence level than
an initial assessment.”

Property(ies) Bituminous coal deposits located in Boone, Logan, and Wyoming Counties, West
Virginia.

QP Qualified Person
Qualified Person
“…a person who is a mineral industry professional with at least five years of relevant
experience in the type of mineralization and type of deposit under consideration and in the specific type of activity that person is undertaking on behalf of the registrant.

In addition, the proposed definition requires a qualified person to be an

Appendix C
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Abbreviation Definition
eligible member or licensee in good standing of a recognized professional organization at the
time the technical report is prepared ”.
RECs
Recognized Environmental

Conditions
Resource
Database
The Resource Database is established by the collection, validation,

recording, storing
and processing of data and forms the foundation necessary for the estimation of
Mineral Resource and Mineral Reserve.

A quality assurance and quality control program is essential and must be established
to govern the collection of all data.

In reporting, a Mineral Resource must meet the
minimum requirement of “reasonable prospects for economic

extraction”.

This will
require the concurrent collection and storage

of preliminary economic, mining,
metallurgical, environmental,

legal and social data and other information for use

in
the estimation of MRMR.

The Resource Database will include both “primary” (observation and measurement)
and “interpreted” data.

It is recommended that data be stored digitally,

using a
documented, standard format

and a reliable storage medium that allows for

easy
and complete retrieval of the data.
ROM Run-of-mine
S-K 1300
United States Securities and Exchange Commission Regulation

S-K 1300
Modernization of Property Disclosures
SEC U.S. Securities and Exchange Commission
SMCRA
Surface Mining Control and Reclamation Act of 1977 is the primary federal law that
regulates the environmental

effects of coal mining in the United States.
Strip Ratio
Represented by bcm of overburden to recoverable

coal tonnes

tph
tonnes per hour

TRS
Technical

Report Summary
USA United States of America
USFW United States Fish and Wildlife
USGS
United States Geologic Survey

VALMIN Code
Australasian Code for Public Reporting of Technical

Assessments and Valuations of
Mineral Assets

APPENDIX
D
INITIAL ECONOMIC ASSESSMENT FOR RESOURCES EXCLUSIVE
OF RESERVES

Coronado Global Resources Inc. and Coronado Group LLC
Initial Economic Assessment,Logan Resources Exclusive of Reserves (per Metric Tonne)
Appendix D: Logan Complex

Seam:	No. 2 Gas	No. 2 Gas	No. 2 Gas	Lower Powellton	Lower Powellton	Peerless	Beckley	Middle Cedar Grove	Lower Winifrede	Upper Powellton
	Logan	Logan	Logan	Logan	Logan	Logan	Logan	Logan	Logan	Logan
Area:	Toney Fork #2 (D)	Pardee (D)	Sugar Camp (D)	Lower Powellton Block A	Powellton Block B	N2G Peerless	Beckley	Middle Cedar Grove	Lower Winifrede	Powellton No. 1
In-Place Resource Tonnes (not adjusted for Q4 2023 Depletion)	4,768,997	9,101,631	2,423,394	8,102,010	2,650,651	6,771,674	26,497,662	1,362,175	1,208,867	2,495,052
Potentially Recoverable Tonnes*	1,110,858	2,435,033	532,346	2,613,663	855,085	1,444,126	6,890,822	354,239	283,243	593,782
Mining Method	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM	Deep - CM
Assumed Sales Realization at Plant**	$ 154	$ 154	$ 154	$ 154	$ 154	$ 154	$ 154	$ 154	$ 154	$ 154
Inital Capex Estimate to Access Resources***	$ 10,000,000	$ 10,000,000	$ 1,000,000	$ -	$ 10,000,000	$ 12,000,000	$ 59,000,000	$ 10,000,000	$ 10,000,000	$ -
Direct Mining Costs:										
Labor****	$ 41.53	$ 45.28	$ 56.61	$ 43.65	$ 45.57	$ 59.08	$ 39.24	$ 42.16	$ 22.94	$ 36.51
Supplies, Excluding Roof Control	$ 9.15	$ 9.98	$ 12.47	$ 9.62	$ 10.04	$ 13.01	$ 8.64	$ 9.29	$ 5.05	$ 8.04
Roof Control	$ 10.46	$ 11.40	$ 14.25	$ 10.99	$ 11.47	$ 14.87	$ 9.88	$ 10.61	$ 5.78	$ 9.19
M&R	$ 4.66	$ 5.47	$ 7.00	$ 5.37	$ 5.69	$ 6.75	$ 5.33	$ 5.17	$ 2.40	$ 4.95
Power	$ 2.33	$ 2.73	$ 3.50	$ 2.68	$ 2.85	$ 3.37	$ 2.66	$ 2.59	$ 1.20	$ 2.47
Other	$ 2.33	$ 2.73	$ 3.50	$ 2.68	$ 2.85	$ 3.37	$ 2.66	$ 2.59	$ 1.20	$ 2.47
Total Direct Cash Costs	$ 70.46	$ 77.59	$ 97.33	$ 74.99	$ 78.47	$ 100.47	$ 68.42	$ 72.41	$ 38.58	$ 63.63
Transporation, Washing, Environmental & G&A Costs:										
Coal Prep*****	$ 6.99	$ 8.20	$ 10.49	$ 8.05	$ 8.54	$ 10.12	$ 7.99	$ 7.76	$ 3.61	$ 7.42
Materials Handling	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65	$ 1.65
Raw Coal Trucking*****	$ 4.95	$ 7.25	$ 9.27	$ 4.76	$ 5.05	$ -	$ 3.33	$ 5.04	$ 4.03	$ 8.29
Clean Coal Trucking	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38	$ 1.38
Enviro******	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.39
G&A	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98	$ 1.98
Total Transporation, Washing, Environmental & G&A Costs:	**$ 17.34**	**$ 20.85**	**$ 25.16**	**$ 18.22**	**$ 18.99**	**$ 15.53**	**$ 16.72**	**$ 18.21**	**$ 13.04**	**$ 21.11**
Indirect Cash Costs										
Royalty	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80	$ 10.80
Black Lung Excise Tax	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61	$ 0.61
SMCRA	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13	$ 0.13
State Severance	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72	$ 7.72
Property Tax & Insurance	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55	$ 0.55
Total Indirect Cash Costs	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**	**$ 19.81**
Non Cash Costs										
Amoritiztion of Development Capital	$ 9.00	$ 4.11	$ 1.88	$ -	$ 11.69	$ 8.31	$ 8.56	$ 28.23	$ 35.31	$ -
Depreciation of Initial Equipment and Sustaining Capital	$ 7.42	$ 7.42	$ 7.42	$ 7.42	$ 7.42	$ 7.42	$ 7.42	$ 7.42	$ 7.42	$ 7.42
Depletion	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10	$ 1.10
Total Non Cash	$ 17.53	$ 12.63	$ 10.40	$ 8.52	$ 20.22	$ 16.83	$ 17.09	$ 36.75	$ 43.83	$ 8.52

Logan Initial Economic Assessment Resources Exclusive of Reserves 01-11-24 (M62206).xlsx

Page 1 of 2

Coronado Global Resources Inc. and Coronado Group LLC
Initial Economic Assessment,Logan Resources Exclusive of Reserves (per Metric Tonne)
Appendix D: Logan Complex

Seam: / Area:	No. 2 Gas Logan Toney Fork #2 (D)	No. 2 Gas Logan Pardee (D)	No. 2 Gas Logan Sugar Camp (D)	Lower Powellton Logan Lower Powellton Block A	Lower Powellton Logan Powellton Block B	Peerless Logan N2G Peerless	Beckley Logan Beckley	Middle Cedar Grove Logan Middle Cedar Grove	Lower Winifrede Logan Lower Winifrede	Upper Powellton Logan Powellton No. 1
Total Cash Cost	$ 107.61	$ 118.25	$ 142.30	$ 113.01	$ 117.27	$ 135.80	$ 104.95	$ 110.43	$ 71.42	$ 104.55
EBITDA	$ 46.72	$ 36.07	$ 12.03	$ 41.31	$ 37.05	$ 18.52	$ 49.38	$ 43.90	$ 82.90	$ 49.77
Fully Loaded Cost	$ 125.13	$ 130.88	$ 152.70	$ 121.54	$ 137.49	$ 152.64	$ 122.03	$ 147.18	$ 115.25	$ 113.07
Fully Loaded P&L	$ 29.19	$ 23.44	$ 1.62	$ 32.79	$ 16.83	$ 1.69	$ 32.29	$ 7.14	$ 39.07	$ 41.25
Passes Resource Iniital Economic Assessment?	YES	YES	YES	YES	YES	YES	YES	YES	YES	YES

*Potentially recoverable tons are calculated by applying appropriate modifying factors to in-place resource tonnages
**Sales relization represents estimated long range sales price provided by Coronado.
***No initial capital required. Resources are accessible from existing Buchanan Mine.
****Labor rates are driven based off of super section productivities assuming 250 feet per unit shift per section.
*****Processing assumed to occur at Buchanan plant, hoisted directly to plant.
******Environmental costs assumed to include permiting, outfall maintenance, etc.

Logan Initial Economic Assessment Resources Exclusive of Reserves 01-11-24 (M62206).xlsx

Page 2 of 2

Coronado Global Resources inc. and Coronado Group LLC

Initial Economic Assessment

Logan Surface Resources Exclusive of Reserves (per Metric Tonne)

Appendix D: Logan Complex

	Thermal Area Mines (S)
In-Place Resource Tonnes (not adjusted for Q4 2023 Depletion)	13,219,403
Potentially Recoverable Tonnes*	12,458,076
Mining Method	Area
Assumed Sales Realization at Plant**	$ 83
Inital Capex Estimate to Access Resources***	$ -
Total Direct Cash Costs*****	$ 50.27
Transporation, Washing, Environmental & G&A Costs:	
Materials Handling	$ 1.65
Coal Prep*****	$ 1.76
Raw Coal Trucking*****	$ -
Clean Coal Trucking	$ 0.55
Enviro******	$ 0.39
G&A	$ 1.98
Total Transporation, Washing, Environmental & G&A Costs:	**$ 6.34**
Indirect Cash Costs	
Royalty	$ 7.44
Black Lung Excise Tax	$ 0.28
SMCRA	$ 0.31
State Severance	$ 4.16
Property Tax & Insurance	$ 0.55
Total Indirect Cash Costs	**$ 12.73**
Non Cash Costs	
Amoritiztion of Development Capital	$ -
Depreciation of Initial Equipment and Sustaining Capital	$ 7.42
Depletion	$ 1.10
Total Non Cash	$ 8.52
Total Cash Cost	**$ 69.34**
EBITDA	**$ 13.33**
Fully Loaded Cost	**$ 77.87**
Fully Loaded P&L	**$ 4.81**
Passes Resource Iniital Economic Assessment?	**YES**

*Potentially recoverable tons are calculated by applying appropriate modifying factors to in-place resource tonnages

**Sales relization represents estimated 3-year average historical thermal price.

***Initial development has already occurred.

****Labor rates, M&R, other operating supplies are driven based off of $2.30 per cubic meter.

*****Processing assumed to occur at Saunders Plant.

******Environmental costs assumed to include permiting, outfall maintenance, etc.

Logan Initial Economic Assessment Resources Exclusive of Reserves 01-11-24 (M62206).xlsx

Page 1 of 1

APPENDIX
E
JORC TABLE 13
3

JORC

Table

1

is

included

in

accordance

with

JORC

Code

standards.

Note

that

all

Coronado
properties are covered by JORC Table

1 herein.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Section 1 Sampling Techniques and Data
Criteria JORC Code explanation Commentary
Sampling
techniques
>

Nature

and

quality of

sampling

(e.g. cut

channels, random

chips, or

specific
specialised industry standard

measurement tools

appropriate to

the minerals
under

investigation,

such

as

downhole

gamma

sondes,

or

handheld

XRF
instruments, etc.).

These examples

should not

be taken

as limiting

the broad
meaning of sampling.
>

Include reference to

measures taken

to ensure sample

representivity and the
appropriate calibration of any measurement tools or systems used.
>

Aspects of the determination

of mineralisation that

are Material to

the Public
Report. In cases

where ‘industry standard’

work has been

done this would

be
relatively

simple

(e.g.

‘reverse

circulation

drilling

was

used

to

obtain

1

m
samples

from

which

3

kg

was

pulverised

to

produce

a

30

g

charge

for

fire
assay’). In other cases, more

explanation may be required, such as where there
is coarse

gold that

has inherent

sampling problems.

Unusual commodities

or
mineralisation

types

(e.g.

submarine

nodules)

may

warrant

disclosure

of
detailed information.
>

Most

of

the coal

samples have

been

obtained

from

the Properties

by

subsurface
exploration using core drilling

techniques.

The protocol for preparing and

testing the
samples has varied over time and is not well documented

for the older holes drilled
on the Properties.
>

Typical

USA

core

drilling

sampling

technique

is

for

the

coal

core

sample,

once
recovered

from the

core barrel,

to

be described

then wrapped

in a

sealed plastic
sleeve and placed into a covered core box,

which is the length of the sample so that
the

core

can

be

delivered

to

a

laboratory

in

relatively

intact

condition

and

with
original moisture content.
>

It is reasonable to

assume, given the sophistication

level of the previous

operators,
that

these

samples

were

generally

collected

and

processed

under

industry

best-
practices.

This

assumption

is

based

on

MM&A’s

familiarity

with

the

operating
companies and the companies used to perform the analysis.

>

Some of the

drill holes

were air rotary

bored and no

coal core samples

were collected.

Seam

thickness

for

rotary-drilled

bore

holes

is

verified

by

calibrated

downhole
gamma-density logs.

>

Coal samples that

were deemed by

MM&A geologists to

be unrepresentative were
not used for statistical

analysis of coal

quality, as

documented in the tabulations.

A
representative group

of drill

hole samples

from the

Properties were

then checked
against the original drill laboratory reports to verify accuracy and correctness.

Drilling
techniques
>

Drill type

(e.g. core,

reverse

circulation,

open-hole hammer,

rotary air

blast,
auger,

Bangka, sonic,

etc.) and

details (e.g.

core diameter,

triple or

standard
tube, depth of diamond

tails, face-sampling bit

or other type, whether

core is
oriented and if so, by what method, etc.).
>

The Properties have been extensively

explored by subsurface drilling efforts

carried
out

by

numerous

entities,

most

of

which

were

completed

prior to

acquisition

by
Coronado.

The majority of

the drilling was

accomplished using vertical

continuous
(diamond) coring or air rotary methods.
>

Core drilling methods utilize

NX-size (5.4

centimeter) or similar-sized

core cylinders
to recover core samples, which

can be used to delineate

geologic characteristics, and
for coal quality testing and geotechnical logging.

>

Data for

the rotary

drilled holes is

mainly derived from

downhole geophysical logs,
which are

used to

interpret coal

and rock

thickness and depth

since logging

of the
drill cuttings is not reliable.
>

Geophysical

logging

was

performed

on

many

of

the

holes,

either

by

Geological
Logging Systems (a division

of MM&A), other

geophysical logging contractors, and on
those properties acquired from

CONSOL geophysical logging was often

performed by
CONSOL’s

in-house logging services.
Drill sample
recovery
>

Method of recording and assessing

core and chip sample recoveries

and results
assessed.
>

Measures

taken

to

maximise

sample

recovery

and

ensure

representative
nature of the samples.
>

Whether a relationship

exists between sample recovery

and grade and

whether
sample

bias

may

have

occurred

due

to

preferential

loss/gain

of

fine/coarse
material.
>

Where available,

core recovery

thickness of

coal samples

was reconciled

with the
thickness interpreted from geophysical logs.
>

Core recovery

of the

older coal

samples lacking

geophysical logs

is sometimes

not
well-documented:

however,

when

the

laboratory

results

for

such

holes

had
anomalous values, the data was disqualified and not used.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Criteria JORC Code explanation Commentary
Logging
>

Whether

core

and

chip

samples

have

been

geologically

and

geotechnically
logged to a level of detail to support appropriate Mineral Resource estimation, mining studies and metallurgical studies.
>

Whether

logging

is

qualitative

or

quantitative

in

nature.

Core

(or

costean,
channel, etc.) photography.
>

The total length and percentage of the relevant intersections logged.
>

A wide variety of

core-logging techniques exist

for the properties.

For many of

the
core

holes,

the

primary

data

source

is

a

generalized

lithology

description

by

the
driller,

in some

cases

supplemented

by

a

more

detailed

core

log

completed

by

a
geologist.

>

The logging of

core thickness and

depth is quantitative.

With the exception

of the
coal seams,

logging of

rock strata

type is

more subjective

and best

considered as
qualitative.
Sub-sampling
techniques
and sample
preparation
>

If core, whether cut or sawn and whether quarter, half or all core taken.
>

If

non-core,

whether

riffled,

tube

sampled,

rotary

split,

etc.

and

whether
sampled wet or dry.
>

For

all sample

types, the

nature,

quality and

appropriateness

of the

sample
preparation technique.
>

Quality control

procedures

adopted

for

all

sub-sampling

stages

to

maximise
representivity of samples.
>

Measures taken

to

ensure

that

the

sampling

is representative

of

the

in

situ
material collected, including for instance results for field duplicate/second-half sampling.
>

Whether sample

sizes are

appropriate to

the grain

size of

the material

being
sampled.
>

Typical US practice in

the Appalachian Basin is that core

samples for deep mineable
core samples are

not sawn or

subsampled (since seams

are not of

great thickness and
the entire seam is mined and co-mingled).

The entire coal interval drilled is generally
analysized.
>

Oftentimes, core for

surface-mineable coal seams are

bench sampled separately by
the various coal and rock layers (plies).
>

MM&A has exercised diligence to use only those analyses that are representative of
the coal quality parameters for the appropriate mining type for each sample.
Quality of
assay data and
laboratory
tests
>

The

nature,

quality

and

appropriateness

of

the

assaying

and

laboratory
procedures used and whether the technique is considered partial or total.
>

For

geophysical

tools,

spectrometers,

handheld

XRF

instruments,

etc.,

the
parameters

used in

determining the

analysis including

instrument make

and
model, reading times, calibrations factors applied and their derivation, etc.
>

Nature

of

quality

control

procedures

adopted

(e.g.

standards,

blanks,
duplicates,

external

laboratory

checks)

and

whether

acceptable

levels

of
accuracy (i.e. lack of bias) and precision have been established.
>

Sample analysis was typically carried out by accredited US laboratories.

>

Standard procedure upon receipt of

core samples by the testing

laboratory is to log
the

depth

and

thickness

of

the

sample,

then

perform

testing

as

specified

by

a
representative

of

the

operating

company.

Each

sample

is

then

analyzed

in
accordance with

procedures defined

under
ASTM

International (
ASTM )

standards
including, but

not limited

to; washability

(ASTM D4371);

ash (ASTM

D3174); sulfur
(ASTM

D4239);

Btu/lb.

(ASTM

D5865);

volatile

matter

(ASTM

D3175);

Free

Swell
Index ( FSI ) (ASTM D720).
>

Geophysical

tools

are

calibrated

by

the

logging

company

and

where

possible,
validated using a calibration hole.
Verification of
sampling and
assaying
>

The verification of

significant intersections by either

independent or alternative
company personnel.
>

The use of twinned holes.
>

Documentation of primary data, data entry procedures,

data verification, data
storage (physical and electronic) protocols.
>

Discuss any adjustment to assay data.
>

All

coal

intersection

data

used

to

generate

the

geologic

model

has

been

cross
referenced with the lithological and geophysical logs by MM&A.
>

Laboratory quality was adjusted from dry basis to reflect the anticipated marketable product moisture.
>

Coal quality

results were

verified by

spot-check with

laboratory analysis

sheets by
MM&A before inclusion into the geologic model and use in the resource estimate.
Location of
data points
>

Accuracy and quality of surveys used to locate drill holes (collar and down-hole surveys), trenches, mine

workings and other

locations used in

Mineral Resource
estimation.
>

Specification of the grid system used.
>

Quality and adequacy of topographic control.
>

Due to

the long

history of

exploration by

various parties

on the

Properties, a

wide
variety of survey techniques exist

for documentation of data

point locations.

Many
of the older

exploration drill

holes appear

to have

been located

by ground

survey;
more

recently

completed

drill

holes

are

often

located

by

high-resolution

Global
Positioning System ( GPS ) units.
>

Grid systems used are typically the State Plane Coordinate System pertinent to each
property.

>

Topography is based on either the

USGS topographic 7.5-minute quadrangle maps

or
on recent aerial photogrammetry as necessary (subject to availability).

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Criteria JORC Code explanation Commentary
Data spacing
and
distribution
>

Data spacing for reporting of Exploration Results.
>

Whether the data spacing and distribution is

sufficient to establish the

degree
of geological

and grade

continuity appropriate

for the

Mineral Resource

and
Ore Reserve estimation procedure(s) and classifications applied.
>

Whether sample compositing has been applied.
>

Spacing

and

distribution

of

data

point

information

may

vary

from

seam

to

seam
within each

mining area.

The areas

estimated for

coal resource

and coal

reserve
tonnes have

been limited

so that

the data

spacing and

distribution is

sufficient to
establish

the

degree

of

geological

continuity

appropriate

for

the

estimation

and
classification of the coal tonnes.

>

MM&A

performed

a

geostatistical

analysis

using

the

Drill

Hole

Spacing

Analysis
( DHSA
)

method.

This method

attempts

to

quantify the

uncertainty of

applying a
measurement

from

a

central

location

to

increasingly

larger

square

blocks

and
provides

recommendations

for

determining

the

distances

between

drill

holes

for
measured, indicated, and inferred resources.
>

All

of

the

coal

resource

tonnes

are

in

the

measured,

indicated,

and

inferred
categories,

and

all

of

the

coal

reserve

tonnes

are

in

the

proved

and

probable
categories in accordance with the JORC Code and SEC standards.

Orientation of
data in
relation to
geological
structure
>

Whether the

orientation of

sampling achieves

unbiased sampling

of possible
structures and the extent to which this is known, considering the deposit type.
>

If the relationship

between the drilling

orientation and the

orientation of

key
mineralised structures

is considered

to have

introduced a

sampling bias,

this
should be assessed and reported if material.
>

Drill

holes

have

been

vertically

drilled.

No

downhole

deviation

logs

have

been
collected and

it is

therefore

not known

if the

drill holes

have deviated

away

from
vertical.

Based on the relatively

shallow seam depths, any

deviation is expected

to
be insignificant and immaterial to the geologic characterization of the Property.
>

The dip of

the coal seams

is relatively minor, generally 1-2

degrees, and not

a material
issue for representation of seam thickness or quality.
Sample
security
The measures taken to ensure sample security.
>

Sample handling procedures employed by explorationists

follow typical US protocol
and should be adequate to ensure sample security.
Audits or
reviews
The results of any audits or reviews of sampling techniques and data.
>

MM&A

has

reviewed

all

available

geological

information

for

the

Properties

in
developing the geologic

model.

Only that data

deemed suitable has

been used for
the purpose of generating the resource and reserve estimates.
Section 2 Reporting of Exploration Results
Criteria JORC Code explanation Commentary
Mineral
tenement and
land tenure
status
>

Type, reference name/number,

location and ownership including agreements
or material issues with third parties such as joint ventures, partnerships, overriding royalties, native title interests, historical sites, wilderness or national park and environmental settings.
>

The security of the tenure held at the time of reporting along with any known impediments to obtaining a licence to operate in the area.
>

The Coronado coal resources are located

within the United States

of America in the
states

of Virginia;

West

Virginia; and

Pennsylvania.

Control of

these Properties

is
governed by multiple agreements.
>

MM&A has not carried out separate title verification for the coal properties and has
not verified leases,

deeds, surveys or

other property control

instruments pertinent
to the subject resources.

>

Coronado has

represented to

MM&A that

it controls

the mining

rights to

the coal
deposits as shown on its

property maps, and MM&A

has accepted these as being

a
true and accurate

depiction of the

mineral rights controlled

by Coronado.

The TRS
assumes

the

properties

are

developed

under

responsible

and

experienced
management.
>

There

are

no

known

legal

or

environmental

encumbrances

that

would

impede
development of the subject coal reserves.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Criteria JORC Code explanation Commentary
Exploration
done by other
parties
>

Acknowledgment and appraisal of exploration by other parties.
>

The Properties have been extensively

explored by subsurface drilling efforts

carried
out

by

numerous

entities,

most

of

which

were

completed

prior to

acquisition

by
Coronado.
>

This

exploration

work

was

generally

performed

to

prevailing

US

best

practice
standards and deemed adequate for the purposes of this TRS.

Geology
>

Deposit type, geological setting and style of mineralisation.
>

The

Coronado

coal

resources

are

located

within

the

Northern

and

Central
Appalachian Coal Basins.
>

The coal deposits are Carboniferous in age, being of the Pennsylvanian system with.
sedimentary, stratigraphic deposition.
>

Seam of economic significance typically range between 0.3 meters and 1.8 meters in thickness, with relatively little structural deformation.
>

Regional structure is typically

characterized by gently dipping strata to the

northwest
at less than one percent.
Drill hole
Information
>

A summary of all information material to the understanding of the exploration results including a tabulation of the following information for all Material drill holes:

easting and northing of the drill hole collar

elevation or RL (Reduced Level – elevation above sea level in metres) of the drill hole collar

dip and azimuth of the hole

down hole length and interception depth

hole length.
>

If the exclusion of this information is justified on the basis that the information is not Material and this exclusion does not detract from the understanding of the report, the Competent Person should clearly explain why this is the case.
>

MM&A reviewed and entered

all pertinent data

into a digital

geologic database for
each Coronado property.

The database consists of thousands of data records, which
include drill hole

and supplemental coal seam

thickness measurements from outcrop
and mine exposures.

>

All drill holes in the

database are provided with a collar elevation and

the State Plane
Coordinate System easting and northing coordinate.
>

After MM&A confirmed proper

coal seam thickness and

correlation, the seam

data
was modelled and compiled into coal resource maps.
>

The maps are

provided in the

TRS and show

drill hole locations;

however, a tabulation
of the thousands of individual data records is not practical to include.
Data
aggregation
methods
>

In reporting Exploration Results, weighting averaging techniques, maximum and/or minimum grade truncations (e.g. cutting of high grades) and cut-off grades are usually Material and should be stated.
>

Where aggregate intercepts incorporate short lengths of high grade results and longer lengths of low grade results, the procedure used for such aggregation should be stated and some typical examples of such aggregations should be shown in detail.
>

The assumptions used for any reporting of metal equivalent values should be clearly stated.
>

If a

coal seam

has been

bench sampled,

the individual

analyses for

the coal

plies
would be weight-averaged

to represent the total of

recoverable coal to be

included
in the quality model.
>

Coal quality

summary results have

been documented in

the TRS.

Average coal quality
on a

per-seam basis

is used

to represent

the coal

resources within

a given

mining
area.
>

Average coal quality for each Coronado complex is provided in Tables 1-1, 1-2 and 1-
3 of this TRS.

>

No other data aggregations methods are used.
Relationship
between
mineralisation
widths and
intercept
lengths
>

These relationships are particularly important in the reporting of Exploration
Results.
>

If the geometry of the mineralisation with respect to the drill hole angle is known, its nature should be reported.
>

If it is not known and only the down hole lengths are reported, there should be a clear statement to this effect (e.g. ‘down hole length, true width not known’).
>

Coal thickness values from all coal intersections and down

hole geophysical logs are
considered to be vertical thicknesses.

Seam dip of approximately 2.0 to 3.0 degrees
has little effect on the vertical thickness of the seam.
Diagrams
>

Appropriate maps and sections (with scales) and tabulations of intercepts should be included for any significant discovery being reported These should
>

Diagrams and maps showing the coal seam intercepts are presented in the TRS.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Criteria JORC Code explanation Commentary
include, but not be limited to a plan view of drill hole collar locations and appropriate sectional views.
Balanced
reporting
>

Where comprehensive reporting of all Exploration Results is not practicable, representative reporting of both low and high grades and/or widths should be practiced to avoid misleading reporting of Exploration Results.
>

All

of

the

available,

qualified

exploration

data

has

been

included

within

the
tabulations, maps, and diagrams for this TRS.
>

Both

coal

thickness

and

quality

data

are

deemed

by

MM&A

to

be

reasonably
sufficient

within

the

resource

areas.

Therefore,

there

is

a

reasonable

level

of
confidence in the geologic interpretations

required for coal resource

determination
based on the available data and the techniques applied to the data.
Other
substantive
exploration
data
>

Other exploration data, if meaningful and material, should be reported including (but not limited to): geological observations; geophysical survey results; geochemical survey results; bulk samples – size and method of treatment; metallurgical test results; bulk density, groundwater,

geotechnical
and rock characteristics; potential deleterious or contaminating substances.
>

Informational material available from

the U.S. Geological Survey

and the respective
State Surveys was used to assist in the Resource estimate.

Further work
>

The nature and scale of planned further work (e.g. tests for lateral extensions or depth extensions or large-scale step-out drilling).
>

Diagrams clearly highlighting the areas of possible extensions, including the main geological interpretations and future drilling areas, provided this information is not commercially sensitive.
>

Further work is expected to include

additional exploration, geotechnical testing, coal
quality analyses, and coal property acquisition.

Section 3 Estimation and Reporting of Mineral Resources
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Database integrity
>

Measures taken to ensure that data has not been corrupted by, for example, transcription or keying errors, between its initial collection and its use for Mineral
Resource estimation purposes.
>

Data validation procedures used.
>

MM&A confirmed coal seam thickness and correlations

in databases used for coal

deposit
modelling.

Representative records were spot-checked for data entry validation.

>

Geophysical logs were used wherever available to assist in confirming the seam correlation and to verify proper seam thickness measurements and recovery of coal samples.
Site visits
>

Comment on any site visits undertaken by the Competent Person and the outcome of those visits.
>

If no site visits have been undertaken indicate why this is the case.
>

MM&A

is

very

familiar

with

the

Properties

and

has

conducted

multiple

site

visits

and
evaluations of the Property and adjoining properties throughout the years.
>

A site visit to Mon Valley was conducted as recently as December 2023, although there are no facilities

or surface

expression of

the coal

reserves on

the Property.

Planned surface
areas for mine facilities were viewed.
Geological
interpretation
>

Confidence in (or conversely, the uncertainty of) the geological interpretation of the mineral deposit.
>

Nature of the data used and of any assumptions made.
>

The effect, if any, of alternative interpretations

on Mineral Resource estimation.
>

The use of geology in guiding and controlling Mineral Resource estimation.
>

The factors affecting continuity both of grade and geology.
>

Due to the relative structural simplicity

of the deposits and the

reasonable continuity of the
tabular coal beds, the principal geological interpretation necessary to define the geometry
of the coal deposits is the proper modeling of their thickness and elevation.

>

Both coal

thickness and

quality data

are deemed

by MM&A

to be

reasonable within

the
resource areas.

>

Therefore, there is a reasonable level of confidence

in the geologic interpretations required
for coal resource determination based on the available

data and the techniques applied to
the data.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Criteria JORC Code explanation Commentary
Dimensions
>

The extent and variability of the Mineral Resource expressed as length (along strike or otherwise), plan width, and depth below surface to the upper and lower limits of the Mineral Resource.
>

The subject coal

resource areas mostly

exist in discreet,

individual deposits

of highly variable
dimensions, shapes and depth below the ground surface.
>

Such factors are best depicted in the maps contained in the TRS.
>

Details

of

the

parameters

are

cited

within

the

TRS

and

included

in

the

table

of

Cut-off
Parameters listed in Section 11.1 of the TRS.

Estimation and
modelling
techniques
>

The nature and appropriateness of the estimation technique(s) applied and key assumptions, including treatment of extreme grade values, domaining, interpolation parameters and maximum distance of extrapolation from data points. If a computer assisted estimation method was chosen include a description of computer software and parameters used.
>

The availability of check estimates, previous estimates and/or mine production records and whether the Mineral Resource estimate takes appropriate account of such data.
>

The assumptions made regarding recovery of by-products.
>

Estimation of deleterious elements or other non-grade variables of economic significance (e.g. sulphur for acid mine drainage characterisation).
>

In the case of block model interpolation, the block size in relation to the average sample spacing and the search employed.
>

Any assumptions behind modelling of selective mining units.
>

Any assumptions about correlation between variables.
>

Description of how the geological interpretation was used to control the resource estimates.
>

Discussion of basis for using or not using grade cutting or capping.
>

The process of validation, the checking process used, the comparison of model data to drill hole data, and use of reconciliation data if available.
>

Geological

data

was

imported

into

Carlson

Mining®

(formerly

SurvCADD®)

geological
modelling software

in the

form

of Microsoft®

Excel

files incorporating,

drill hole

collars,
seam and thickness picks, bottom seam elevations and raw and washed coal quality. These data files were validated prior to importing into the software.
>

Once imported, a geologic model was created.
>

The geological model was verified and reviewed.

>

Resources were estimated by

defining seam thickness at each point of

observation and by
defining resource confidence arcs around the points of observation.
>

Points of observation for Measured and Indicated confidence arcs were defined for all drill
holes that intersected the seam.

>

As prescribed

by the

common United

States classification

system

the following

distances
from points of observation were used to define the corresponding Resource category arcs:
-

Inferred Resources – greater than 3,960

feet (1.2 kilometers) but less

than 15,840 feet
(4.8 kilometers)
-

Indicated Resources – 3,960 feet (1.2 kilometers)
-

Measured Resources – 1,320 feet (0.4 kilometers)
>

The

use

of

the

standards

commonly

used

in

the

United

States

are

appropriate

and
customary for this resource jurisdiction and deposition type.
>

MM&A performed

a geostatistical

analysis test

of the

Coronado data

sets using

the Drill
Hole Spacing Analysis (DHSA) method to justify coal resource confidence levels.
>

Based on

MM&A’s

analysis, it

would be

possible to

extend the

measured, indicated

and
inferred

arcs

slightly

beyond

historically

accepted

practices

due

to

consistent

geological
settings.

The

QP’s

have

elected

not

to

extend

arc

distances,

introducing

a

level

of
conservatism in the coal classification.
Moisture
>

Whether the tonnages are estimated on a dry basis or with natural moisture, and the method of determination of the moisture content.
>

Coal resource tonnes are presented on a dry, in-situ basis.
>

Reserve tonnes are

presented on a

moist basis

at anticipated product

moisture ranging from
4.0 to

6.0 percent.

Moisture content

based on historic

analyses of

shipped coal

from the
region.
Cut-off Parameters
>

The basis of the adopted cut-off grade(s) or quality parameters applied.
>

The

cut-off

parameters

were

tailored

for

each

of

the

Coronado

properties

to

be

in
accordance with

mining/ processing capabilities

and market

conditions prevalent

at each
operation.
>

Examples include

minimum recoverable

coal thickness,

acceptable ash

content and

wash
recovery, and manageable overburden to coal ratio for surface mineable coal.
>

Details

of

the

parameters

are

cited

within

the

TRS

and

included

in

the

table

of

Cut-off
Parameters listed in Section 11.1 of this TRS.
>

These cut-off parameters have been developed by MM&A based on its experience with the
Coronado properties and other mining operations

of the Central and Northern Appalachian
coal

basin.

This

experience

includes

technical

and

economic

evaluations

of

numerous

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Criteria JORC Code explanation Commentary
properties

in

the

region

for

the

purposes

of

determining

the

economic

viability

of

the
subject coal reserves.
Mining factors or
assumptions
>

Assumptions made regarding possible mining methods, minimum mining dimensions and internal (or, if applicable, external) mining dilution. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider potential mining methods, but the assumptions made regarding mining methods and parameters when estimating Mineral Resources may not always be rigorous. Where this is the case, this should be reported with an explanation of the basis of the mining assumptions made.
>

Mining factors

such as

dilution, mining

and washing

recovery are

variable and

have been
applied at the coal deposits at each operation based on site-specific characteristics.
>

Details of the factors are cited within the TRS.
>

Factors that would typically preclude

conversion of a coal

resource to coal reserve

include
the following: inferred resource classification; absence of coal quality; poor mine recovery;
lack

of

access;

insufficient

exploration;

or

uncontrolled

surface

property

for

areas

of
proposed for surface mining.

>

While such factors were

used to preclude the

conversion of a

very limited number of

coal
resources to coal reserves

in this report, the extensive

history of mining on the

Properties
would suggest that there are reasonable prospects for eventual economic extractions of all coal resources under favorable market conditions.
Metallurgical factors
or assumptions
>

The basis for assumptions or predictions regarding metallurgical amenability. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider potential metallurgical methods, but the assumptions regarding metallurgical treatment processes and parameters made when reporting Mineral Resources may not always be rigorous. Where this is the case, this should be reported with an explanation of the basis of the metallurgical assumptions made.
>

The products mined

from coal resources controlled

by Coronado can

be sold into

high-, mid-
,

and

low-volatile

metallurgical

coal

markets

because

of

their

inherent

quality
characteristics.

>

Run-of-mine

production is

washed

at

the

coal

preparation

plants

as

needed

for

quality
control.

>

Coronado may

blend production from

multiple sources to

manage ash and

sulfur content
along with the rheological and petrographic characteristics of the shipped products.

Environmental
factors or
assumptions
>

Assumptions made regarding possible waste and process residue disposal options. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider the potential environmental impacts of the mining and processing operation.

While at this stage the determination of potential
environmental impacts, particularly for a greenfields project, may not always be well advanced, the status of early consideration of these potential environmental impacts should be reported. Where these aspects have not been considered this should be reported with an explanation of the environmental assumptions made.
>

A study completed on behalf of Coronado for Mon Valley has identified a Preferred Site for refuse

disposal

at

Pangburn

with

capacity

of

22.6 million

cubic

meters.

Estimated
requirements for

Pangburn and

Shaner combined is

29.7 million tonnes or

approximately
13.2 million cubic meters.

Permitting for such a facility is anticipated to be achievable.
>

MM&A completed a Limited Phase I

Environmental Site Assessment (ESA) on the Buchanan
property in April 2016, and on the Logan County and Greenbrier Properties in May 2017 on
behalf of Coronado.

Coronado reports not having conducted such

a study since the MM&A
studies.

>

The ESAs

completed by

MM&A included

a site

inspection, review

of historical

records,

a
database search of State and

Federal regulatory records and interviews to

identify potential
recognized environmental conditions (RECs) that may create environmental liability for the sites.

>

MM&A

identified one

REC

at

Greenbrier

associated

with

stained

soil

and

gravel

near

a
fueling and

maintenance area.

Coronado reported

to

MM&A

that satisfactory

clean-up
efforts were completed at Greenbrier.

>

Based on these former ESAs completed by

MM&A, it is MM&A’s opinion that Coronado has
a generally typical coal industry record of

compliance with applicable mining,

water quality,
and

environmental

laws.

Estimated

costs

for

mine

closure,

including

water

quality
monitoring during site reclamation, are included in the TRS financial models.

Bulk density
>

Whether assumed or determined. If assumed, the basis for the assumptions. If determined, the method used, whether wet or dry, the frequency of the measurements, the nature, size and representativeness of the samples.
>

Laboratory derived seam densities measured in specific gravity were used where available.

As needed, these data were supplemented by estimated seam density values based on the relative proportion of coal and

non-coal material within the seam

(typically at 1.30 and 2.25
specific gravity, respectively).

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8
Criteria JORC Code explanation Commentary
>

The bulk density for bulk material must have been measured by methods that adequately account for void spaces (vugs, porosity, etc), moisture and differences between rock and alteration zones within the deposit.
>

Discuss assumptions for bulk density estimates used in the evaluation process of the different materials.
>

Average

seam

density

was

determined

for

each

coal

deposit

and

used

to

convert

coal
volumes into coal tonnage estimates.
Classification
>

The basis for the classification of the Mineral Resources into varying confidence categories.
>

Whether appropriate account has been taken of all relevant factors (i.e. relative confidence in tonnage/grade estimations, reliability of input data, confidence in continuity of geology and metal values, quality, quantity and distribution of the data).
>

Whether the result appropriately reflects the Competent
>

Person’s view of the deposit.
>

The Resource has

been classified based

on suitable distances

from points

of observations
prescribed in the common United States classification system.
>

The

use

of

the

United

States

standards

is

appropriate

and

customary

for

this

resource
jurisdiction and deposition type.
>

MM&A performed

a geostatistical

analysis test

of the

Coronado data

sets using

the Drill
Hole Spacing Analysis (DHSA) method.
>

Based on

MM&A’s

analysis, it

would be

possible to

extend the

measured, indicated

and
inferred

arcs

slightly

beyond

historically

accepted

practices

due

to

consistent

geological
settings.

The

QP’s

have

elected

not

to

extend

arc

distances,

introducing

a

level

of
conservatism in the coal classification.
>

All relevant factors have been

accounted for and reflect

the Competent Person’s view of

the
deposit.
Audits or reviews
>

The results of any audits or reviews of Mineral Resource estimates.
>

MM&A completed prepared a statement

of coal resources and reserves for the

Properties
in accordance

with the

JORC Code

as

of December 31,

2017.

MM&A also

subsequently
updated the

estimate of

resources and

reserves for

depletion as

of December 31,

2018,
December 31, 2019, December 31, 2020,

December 31, 2021,

and December 31, 2022.
>

MM&A performed a previous

audit of the

Properties in year

2017 for Coronado

based on
U.S.

Securities and

Exchange

Commission (SEC)

Industry Guide

7

and

USGS

Circular 891
standards.

>

Earlier audits were performed by various independent consultants for predecessors-in-title to

Coronado

and

at

various

levels

of

detail

depending

on

the

clients

concerns

and

the
allotted time for

completion.

Previous audits and

reviews defined the

primary coal resource
areas and estimated the

recoverable tonnes for

each seam based on

the expected mining
methods.

>

Additionally,

MM&A

has

performed

proprietary

evaluations

for

predecessors-in-title

to
Coronado, which encompass portions of the Properties included in this TRS.
Discussion of relative
accuracy/ confidence
>

Where appropriate a statement of the relative accuracy and confidence level in the
Mineral Resource estimate using an approach or procedure deemed appropriate by the Competent Person. For example, the application of statistical or geostatistical procedures to quantify the relative accuracy of the resource within stated
confidence limits, or, if such an approach is not deemed appropriate, a qualitative discussion of the factors that could affect the relative accuracy and confidence of the estimate.
>

The statement should specify whether it relates to global or local estimates, and, if local, state the relevant tonnages, which should be relevant to technical and economic evaluation. Documentation should include assumptions made and the procedures used.
>

These statements of relative accuracy and confidence of the estimate should be compared with production data, where available.
>

The relative accuracy of and confidence in the coal tonnage and quality estimates provided herein are judged to be in conformance with current industry best-practices.

>

The

representation

of

average

coal

quality

characteristics

should

be

understood

to
represent a reasonably

representative sampling

that is generally

indicative of coal

quality
and does not represent a statistically rigorous approach to coal quality modeling.
>

Resource estimation

has been

completed using

standard coal

estimation methods

which
are deemed appropriate for this deposit.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9
Section 4 Estimation and Reporting of Ore Reserves
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Mineral Resource
estimate for
conversion to Ore
Reserves

>

Description of the Mineral Resource estimate used as a basis for the conversion to an
Ore Reserve.
>

The coal resource estimate was prepared

as part of the report Coronado Global Resources
Inc. Statement of

Coal Resources and

Reserves in Accordance with

JORC Code and United
States SEC

Standards as

of December 31,

2023 –

Northern and

Central Appalachian

Coal
Basins – Virginia,

West Virginia and Pennsylvania, USA

– February 2024

prepared by MM&A.
>

The resource estimation criteria were developed by

MM&A based on the capabilities

of the
mining equipment used

within the production model

and on industry-accepted

standards
to

assure

that the

basic

geologic characteristics

of

the coal

resources

are

in reasonable
conformity with those to be mined and marketed by Coronado.
>

Clear statement as to whether the Mineral Resources are reported additional to, or inclusive of, the Ore Reserves.
>

Coal

resources

generally

are

reported

inclusive

of

the

coal

reserves.

In

some

cases,
resources are reported in addition

to coal reserves.

Tables 1-1

and 11-3 of the TRS clearly
identify resources “inclusive of mine plan” from

which coal reserves were estimated along
with those resources “exclusive of mine plan” from which no reserves were estimated.

Site visits

>

Comment on any site visits undertaken by the Competent Person and the outcome of those visits.
>

MM&A is very

familiar with

the Properties

and has conducted

multiple site visits

and reserve
evaluations throughout the years.
>

A site visit

was conducted to Mon Valley as recently as December 2023 to assess proposed surface mine facilities areas.

Currently there are no mine facilities or surface expression of the coal reserve on the Property.
Study status

>

The type and level of study undertaken to enable Mineral Resources to be converted to Ore Reserves.
>

A preliminary feasibility LOM plan was prepared by MM&A for active and proposed mines.

>

The Code requires that a study to at least Pre-Feasibility Study level has been undertaken to convert Mineral Resources to Ore Reserves. Such studies will have been carried out and will have determined a mine plan that is technically achievable and economically viable, and that material Modifying Factors have been considered.
>

This

geologic

evaluation

conducted

in

accordance

with

JORC

and

SEC

standards

and

in
conjunction with the preliminary feasibility study is sufficient to conclude that the surface,
highwall miner and

underground coal reserves

identified on the

Properties are economically
mineable under

reasonable expectations of

market prices for thermal

and metallurgical coal
products, estimated operation costs, and capital expenditures.
>

The pre-feasibility financial models, prepared by MM&A for

this TRS, was developed to test
the economic viability of each coal resource area.
>

Proved

and

probable

coal

reserve

were

derived

from

the

defined

in-situ

coal

resource
considering

relevant

processing,

economic

(including

independent

estimates

of

capital,
revenue and cost, marketing, legal, environmental, socioeconomic, and regulatory factors).
Cut-off parameters

>

The basis of the adopted cut-off grade(s) or quality parameters applied.
>

The

cut-off

parameters

were

tailored

for

each

of

the

Coronado

properties

to

be

in
accordance with

mining/ processing capabilities

and market

conditions prevalent

at each
operation.
>

Examples include

minimum recoverable

coal thickness,

acceptable ash

content and

wash
recovery, and manageable overburden to coal ratio for surface mineable coal.
>

Details

of

the

parameters

are

cited

within

the

TRS

and

included

in

the

table

of

Cut-off
Parameters listed in Section 11.1 of this TRS.
>

These cut-off parameters have been developed by MM&A based on its experience with the
Coronado

properties

and

are

typical

of

mining

operations

in

the

Central

and

Northern
Appalachian coal

basin.

This experience

includes technical

and economic

evaluations of

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 10
Criteria JORC Code explanation Commentary
numerous properties in the

region for the

purposes of determining the

economic viability
of the subject coal reserves.
Mining factors or
assumptions

>

The method and assumptions used as reported in the Pre-Feasibility or Feasibility
Study to convert the Mineral Resource to an Ore Reserve (i.e. either by application of appropriate factors by optimisation or by preliminary or detailed design).
>

After validating

coal seam

data and

establishing correlations,

the thickness

and elevation
for seams of economic interest were used to generate a geologic model.
>

A pre-feasibility LOM plan was prepared by MM&A for active and proposed mines.

MM&A
prepared

mine

projections

and

production

timing

forecasts

based

on

coal

seam
characteristics.

Production timing was carried

out from 2024

to depletion (exhaustion) of
the coal reserve areas.
>

The choice, nature and appropriateness of the selected mining method(s) and other mining parameters including associated design issues such as pre-strip, access, etc.
>

The

room-and-pillar

mining

method

was

selected

to

model

the

underground

mining
resources, utilizing continuous

miners for coal

extraction, shuttle cars

for production section
haulage and roof bolters for

roof control, with the exception

that the Buchanan Mine also
uses longwall shearers, armored face conveyors, and hydraulic self-advancing roof support.

The resource

areas

located

above

drainage

are

relatively

small and

often

have

irregular
boundaries. The

Buchanan Mine

in Buchanan

County,

Virginia is

the only

active longwall
mine currently being operated by Coronado.
>

The

Coronado

underground

mining

resource

areas

which

are

located

above-drainage
require an

access road and

mine access development

along the outcrop,

whereas below-
drainage

mines

are

accessed

via

shaft

or

slope

based

on

other

proposed

surface
infrastructure locations and/or surface property control.

>

The surface mining method selected utilizes highly productive hydraulic shovels, front-end
loaders,

large

tractors

and

rock

trucks

for

overburden

removal.

The

mobile equipment
spreads adapt readily to winding coal outcrops for

contour surface mining and are effective
for point-removal and area mining applications.
>

Application

of

highwall

and

auger

mining

units

is

an

effective

method

to

recover

coal
resources

not

suitable

for

underground

mining

and

under

excessive

cover

for

surface
mining.
>

The assumptions made regarding geotechnical parameters (e.g. pit slopes, stope sizes, etc.), grade control and pre-production drilling.
>

Mining plans for

potential underground

mines were developed

by MM&A.

Pillar stability
was tested

by MM&A

using the

Analysis of

Coal Pillar

Stability (ACPS)

program

that was
developed by the National Institute for Occupational Safety and Health (NIOSH).

>

Coronado

must

obtain

approved

mining

plans

from

United

States

Department

of

Labor
Mine

Safety

and

Health

Administration

(MSHA)

that

define

safety

parameters

for

the
highwalls developed during

contour and

area mining.

MM&A’s

planning model does

not
require

input

of

specific

highwall

design

parameters,

but

provides

for

timing

of

mining
within mine plan polygons that is representative of

the operation performance attained at
Central Appalachia surface mines.
>

Highwall and auger mining is conducted under

highwalls designed and constructed to meet
MSHA permit requirements.

To better

assure highwall stability and safety

during highwall
coal

extraction,

MSHA

requires

that

coal

fenders,

or

stumps,

be

left

in

place

between
successive cuts.

Periodic

barrier pillars

must

be left

in place

as

an

additional safeguard.

MM&A has adjusted the

expected mining recovery for highwall and

auger mining resources
to reflect highwall stability and safety requirements.
>

The major assumptions made and Mineral Resource model used for pit and stope optimisation (if appropriate).
>

Underground Mining Resources:

For metallurgical resources, minimum coal

seam thickness
extends down to between 0.6 and 1.2 meters and a minimum overburden (depth of cover)
of 30.5 meters.

A 61-meter horizontal

distance is maintained from

abandoned mines and

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 11
Criteria JORC Code explanation Commentary
sealed or

pillared areas,

and a

30-meter horizontal

distance is

maintained from

planned
highwall miner panels.

Mine recovery is reduced when a rider coal

seam is present within
a 1.5- to 3.0-meter interval above the coal seam.

No mining is projected when the interval
between overlying and underlying reserves is less than 12 meters.
>

Surface Mining Resources:

For classification as a

surface-mineable resource, a seam

must
be at

least 0.3

meters

in thickness

as

a stand-alone

(principal) seam

and 0.15

meters

in
thickness when less than 0.8 meters from a principal seam.

The maximum cumulative area
mining strip ratio

is generally 20:1

for thermal coal

and 30:1 for

metallurgical coal.

Some
areas

were

assessed

for

their

economic

viability at

higher

ratios,

and

were

included

as
reserves if deemed economic.

For contour surface mining, a

minimum of 38-meter bench
is provided to support HWM.
>

HWM

and

Auger

Mining

Resources:

HWM

cut

depth

(penetration)

is

established

at

a
maximum of 244

meters.

The minimum mineable

coal thickness is

limited at

0.6 meters.
For coal seams less than 0.8 meters thick, roof and/or floor characteristics must allow OSD
cutting

to

maintain

a

0.8-meter

minimum

cutting

height.

Auger

mining

cut

depth

is
established at an average of 91 meters.

The minimum mineable coal thickness is limited at
0.5 meters.
>

The mining dilution factors used.
>

Underground Mining Reserves:

The planning model assigns

minimum mining heights of 1.4
to 1.8 meters for mains and

panel development.

At the Buchanan Mine, a

minimum mining
height of 1.8 meters

was used due to

the longwall mining method

being employed.

For coal
seams

thinner

than

the

assigned

mining

height,

the

difference

between

the

coal

seam
height and assigned mining height consists of

OSD.

In all cases a minimum

of 0.05 meters
of OSD was assumed, with the exception of

the Mon Valley mines, where

a minimum 0.15
meters of OSD was assumed due to weaker floor strata.
>

Surface Mining Reserves:

Area mining is generally limited to a cumulative

overburden ratio
of 30:1

and

a

15:1

ratio

for

contour

mining.

Exceptions

were

considered

for

mining

of
metallurgical grade coal where deemed

economical.

It is assumed that careful cleaning

of
exposed coal pits will result in minimal OSD.
>

HWM and Auger Mining Reserves:

The mining plan assumes that the HWM cutting height
is a minimum of 76

to 99 centimeters

for clearance purposes.

When the coal seam

is less
than 76 to 99

centimeters thick, OSD assumed

and included in the ROM

product. Because
the

auger

has

very

limited

OSD

cutting

ability,

it

is

assumed

that

an

appropriate

auger
diameter will be chosen based on the coal seam thickness and that OSD will be minimal.
>

The mining recovery factors used.
>

Underground Mining Reserves:

Mine recovery generally varies between 40 and 60 percent
for continuous mining panels, and 100 percent for longwall.
>

Surface Mining Reserves:

Mining recovery is 90

percent for virgin

areas.

Mining recovery
is reduced where

second mining is

projected in previously

underground and auger

mined
areas.
>

HWM and

Auger Mining

Reserves:

A mine

recovery of

40 percent

has been

applied for
HWM. A mine recovery of 35 percent has been applied for auger mining.
>

Any minimum mining widths used.
>

Underground Mining Reserves:

Typical entry width is 5.8 to 6.1 meters.
>

The manner in which Inferred Mineral Resources are utilised in mining studies and the sensitivity of the outcome to their inclusion.
>

Proved

and

probable

coal

reserve

were

derived

from

the

defined

in-situ

coal

resource
considering

relevant

processing,

economic

(including

independent

estimates

of

capital,
revenue and cost, marketing, legal, environmental, socioeconomic, and regulatory factors).

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 12
Criteria JORC Code explanation Commentary
>

Mine

plan

LOM

tonnage

includes

inferred

coal

and

those

areas

that

do

not

meet

the
minimum coal thickness requirement for classification as reserve.

Inferred coal represents
approximately 0.6% of the LOM

production for Mon Valley and 0.000001% of

the total LOM
production for Logan.

None of this coal was included in the estimate of reserves.
>

The infrastructure requirements of the selected mining methods.
>

Underground Mining Resources:

The continuous mining

method provides for

the extraction
of coal from the production faces using continuous miners (and longwall shearing machine at Buchanan) and haulage using shuttle cars or battery haulers to a feeder-breaker located
at the tail of the section conveyor belt.

The feeder-breaker crushes large pieces of coal and
rock and regulates coal feed

onto the mine conveyor.

A chain conveyor is used to

remove
coal from

the longwall

face at

the Buchanan

Mine for

placement onto

the conveyor

belt
which is ultimately

delivered to an underground storage bunker.

Roof-bolting machines are
used to

install roof

bolts, and

battery scoops

are available

to clean

the mine

entries and
assist in delivery of

mine supplies to

work areas.

Surface ventilation fans

are installed as
needed to provide a sufficient

volume of air to ventilate

production sections, coal haulage
and

transport

entries,

battery

charging

stations,

and

transformers

in

accordance

with
approved plans.
>

Coronado

currently

operates

three

coal

preparation

plants,

one

each

at

the

Buchanan,
Logan

County and

Greenbrier Divisions.

The Buchanan

Plant

operates

at a

feed

rate

of
approximately 907

raw tonnes per

hour (tph), whereas

the Saunders Plant

(Logan County
Division)

has

a

nominal

feed

rate

of

816

tph,

and

the

Mountaineer

Plant

(Greenbrier
Division) operates

at

544 tph.

MM&A has

included capital

estimates

for

construction of
additional coal

preparation plants

at the

Russell County

and Mon

Valley

Complex for

the
purposes of this TRS.

>

Surface

Mining

Resources:

The

surface

mining

mobile

equipment

spreads

advance

the
contour and area mining pits while systematically

reclaiming the trailing side of pits where
coal

has

been

removed.

The

coal

haul

roads

are

extended

and

maintained

as

the

pits
advance.

Support facilities

are maintained

nearby but

away from

the active

mining, and
include storage areas for blasting agents, fuel and lubricants, and mine supplies along with maintenance facilities and offices.

Most of the surface mine production is transported to a
loading point for crushing, blending and direct-shipment to customers.

>

HWM and Auger Resources: The HWM equipment advances along with the contour mining pits.

The rate of advance of the

contour mining is governed by the

advancement rate of the
HWM.

A diesel-powered

generator trails

the highwall

miner and

powers the

continuous
mining unit.

Other support facilities

are provided

along with the

contour mining

support
facilities.

HWM

production is

all

transported

by

truck to

the coal

preparation

plant

for
washing.
Metallurgical factors
or assumptions

>

The metallurgical process proposed and the appropriateness of that process to the style of mineralisation.
>

Coarse material is washed in a heavy medium vessel.

Intermediate-size material is washed
in heavy medium cyclones.

Fine material is washed using conventional froth flotation cells.
>

Whether the metallurgical process is well-tested technology or novel in nature.
>

Processes are

typical of

those

used

in the

coal

industry and

are

in

use

at

adjacent coal
processing plants.
>

The nature, amount and representativeness of metallurgical test work undertaken, the nature of the metallurgical domaining applied and the corresponding metallurgical recovery factors applied.
>

The

quality

characteristics

for

the

subject

coal

resources

and

coal

reserves

have

been
reviewed in

detail by

MM&A.

The drill

hole data

were

utilized

to develop

average

coal
quality characteristics

mining

site.

These average

coal quality

characteristics

were

then

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 13
Criteria JORC Code explanation Commentary
utilized as

the basis for

determining the

various markets

into which

the saleable coal

will
likely be placed.
>

Any assumptions or allowances made for deleterious elements.
>

No

significant

effects

on

product

quality

are

anticipated

from

dilution

material;

float
product quality was used to model final product quality.
>

The existence of any bulk sample or pilot scale test work and the degree to which such samples are considered representative of the orebody as a whole
>

No bulk sample or pilot scale work has been completed.
>

For minerals that are defined by a specification, has the ore reserve estimation been based on the appropriate mineralogy to meet specifications?
>

Notwithstanding the complexity

of the coal

quality data set,

the seams of

the central and
northern Appalachian

coalfields have a long

history of providing

both high-Btu thermal

coals
and high-, mid- and low-volatile coking coals with favorable metallurgical properties.
Environmental

>

The status of studies of potential environmental impacts of the mining and processing operation. Details of waste rock characterisation and the consideration of potential sites, status of design options considered and, where applicable, the status of approvals for process residue storage and waste dumps should be reported.
>

A study completed on behalf of Coronado has identified a Preferred Site for refuse disposal at

Pangburn

with

capacity

of

22.6 million

cubic

meters.

Estimated

requirements

for
Pangburn and Shaner combined is 29.7 million tonnes or approximately 13.2 million.
>

MM&A completed a Limited Phase I

Environmental Site Assessment (ESA) on the Buchanan
property in April 2016, and on the Logan County and Greenbrier Properties in May 2017 on
behalf of Coronado.
>

MM&A

identified one

REC

at

Greenbrier

associated

with

stained

soil

and

gravel

near

a
fueling and

maintenance area.

Coronado reported

to

MM&A

that satisfactory

clean-up
efforts were completed at Greenbrier.
>

Based on these former ESAs completed by

MM&A, it is MM&A’s opinion that Coronado has
a generally typical coal industry record of

compliance with applicable mining,

water quality,
and

environmental

laws.

Estimated

costs

for

mine

closure,

including

water

quality
monitoring during site reclamation, are included in the TRS financial models.
Infrastructure

>

The existence of appropriate infrastructure: availability of land for plant development, power, water,

transportation (particularly for bulk commodities),
labour, accommodation; or the ease with which the infrastructure can be provided or accessed.
>

Coronado

currently

operates

one

surface

mine

(Toney

Fork

Mine

at

the

Logan

Mine
Complex); Coronado

also controls

the idle

Midland Surface

Mine at

the Greenbrier

Mine
Complex.

>

Coronado operates

five underground

mines as

follows:

Buchanan Mine at

the Buchanan
Mine Complex;

Winifrede, Eagle

No. 1,

Muddy Bridge

and Lower

War Eagle

Mines in

the
Logan

Mine

Complex;

the

Mountaineer

#1

Mine

at

the

Greenbrier

Mine

Complex

is
currently idle.
>

All ROM production is currently

planned for either truck transportation

from the mines

to
the processing or

shipping facilities,

or in some

cases there is

either a current

or planned
mine mouth preparation plant and barge/rail loading facility.

>

There is a network of public

highways that provide serviceable coal haul routes and

private,
internal roads on the Properties would be developed as may be needed.

Rail service to the
Properties

is

most

readily

provided

by

NS

and

CSX

with

connections

to

both

domestic
consumers

and

international

trans-shipment

points.

NS

track

is

located

across

the
Monongahela River from

the proposed Pangburn

Hollow load-out facility.

Coal would be
shipped to

customers via barge

and rail and

sold as

both metallurgical and

thermal products.

Costs

>

The derivation of, or assumptions made, regarding projected capital costs in the study.
>

The methodology used to estimate operating costs.
>

Coronado

provided

historical

and

5-year

budget

operating

costs

for

its

active mines

for
MM&A’s review.

MM&A used the historical and/or budget cost information as a reference and developed

personnel schedules

for each

mine.

Hourly labor

rates and

salaries were
based upon information contained in Coronado’s financial summaries.

Fringe benefit costs
were

developed

for

vacation

and

holidays,

federal

and

state

unemployment

insurance,
retirement,

workers’

compensation

and

pneumoconiosis,

casualty

and

life

insurance,

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 14
Criteria JORC Code explanation Commentary
healthcare

and

bonuses.

A

cost

factor

for

mine

supplies

was

developed

that

relates
expenditures to mine

advance rates

for roof

control costs

and other mine

supply costs at
underground

mines.

Other

factors

were

developed

for

maintenance

and

repair

costs,
rentals, mine power, outside services and other direct mining costs.
>

Surface mine direct

operating costs

were developed as

a function of

overburden ratio

for
repair and

maintenance supplies,

diesel fuel,

explosives and

blasting, and

miscellaneous
supplies and

services.

Operating costs for highwall

mines are based

on costs per

ROM tonne
estimates.

Other cost factors were developed for coal preparation plant processing, refuse handling, coal loading,

trucking, property taxes,

and insurance and

bonding.

Appropriate
royalty

rates

were

assigned for

production from

leased coal

lands and

sales

taxes

were
calculated for state severance taxes, the federal black lung excise tax, and federal and state reclamation fees.
>

Capital schedules were developed

by MM&A for mine development,

infrastructure, and on-
going capital requirements for the life of each projected mine.
>

Staffing levels were prepared

and operating costs estimated

by MM&A for each projected
mine.

MM&A utilized historical cost

data provided by Coronado

and its own

knowledge and
experience to estimate direct and indirect operating costs.

>

Allowances made for the content of deleterious elements.
>

No

allowances

have

been

made

for

deleterious

elements;

no

impact

to

quality

from
deleterious elements is anticipated.
>

The derivation of assumptions made of metal or commodity price(s), for the principal minerals and co- products.
>

Coronado provided MM&A with price forecasts for

all Properties.

Customer coal pricing is
derived from

market

observed forward

estimates

based on

global economic

supply and
demand

analysis

which

is

applied

to

mine

plan

sales

volumes

and

product

mix

and

is
supplemented

with

Coronado’s

in-house

knowledge

of

applicable

rail

transportation
charges,

ocean

freight

charges

and

port

charges.

Coal

price

forecasts

for

the

various
products were

provided by

Coronado for

various coal

markets in

terms of

US real

dollars
per metric tonne.

MM&A applied a

2% inflation factor

in order

to estimate

the prices in
nominal dollars.
>

Derivation of transportation charges.
>

Coronado provided MM&A with price forecasts for

all Properties.

Customer coal pricing is
derived from

market

observed forward

estimates

based on

global economic

supply and
demand

analysis

which

is

applied

to

mine

plan

sales

volumes

and

product

mix

and

is
supplemented

with

Coronado’s

in-house

knowledge

of

applicable

rail

transportation
charges, ocean

freight charges and

port charges Coal

price forecasts for the

various products
were provided by Coronado for

various coal markets in

terms of US real dollars

per metric
tonne.

MM&A

applied a

2%

inflation

factor

in

order

to

estimate

the

prices

in nominal
dollars.
>

The basis for forecasting or source of treatment and refining charges, penalties for failure to meet specification, etc.
>

MM&A

utilized

historical

cost

data

provided

by

Coronado

and

its

own

knowledge

and
experience to estimate direct and indirect operating costs.

All ROM production is currently
planned

for

either

truck

transportation

from

the

mines

to

the

processing

or

shipping
facilities, or in

some cases there

is either a

current or planned

mine mouth preparation

plant
and barge/rail loading facility.
>

The allowances made for royalties payable, both Government and private.
>

Appropriate royalty

rates

were assigned

for production

from leased

coal lands

and sales
taxes

were

calculated

for

state

severance

taxes,

the

federal

black

lung

excise

tax,

and
federal and state reclamation fees.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 15
Criteria JORC Code explanation Commentary
Revenue factors

>

The derivation of, or assumptions made regarding revenue factors including head grade, metal or commodity price(s) exchange rates, transportation and treatment charges, penalties, net smelter returns, etc.
>

Coronado provided MM&A with price forecasts for

all Properties.

Customer coal pricing is
derived from

market

observed forward

estimates

based on

global economic

supply and
demand

analysis

which

is

applied

to

mine

plan

sales

volumes

and

product

mix

and

is
supplemented

with

Coronado’s

in-house

knowledge

of

applicable

rail

transportation
charges,

ocean

freight

charges

and

port

charges.

Coal

price

forecasts

for

the

various
products were

provided by

Coronado for

various coal

markets in

terms of

US real

dollars
per metric tonne.

MM&A applied a

2% inflation factor

in order

to estimate

the prices in
nominal dollars.
>

The

Greenbrier

property

is

not

considered

material

to

Coronado’s

business

or

financial
conditions, and thus no update was completed for Greenbrier in 2024. Resources exclusive of

reserves,

as

well

as

reserves,

are

based

on

assumed

long-term

average

price

as

of
December 31,

2022

provided

by

Coronado,

representing

Coronado’s

long-term

average
price forecast for Greenbrier at that time.
>

The derivation of assumptions made of metal or commodity price(s), for the principal metals, minerals and co-products.
>

Coal sales prices as defined above.

All reported reserves are on a marketable basis.
Market assessment

>

The demand, supply and stock situation for the particular commodity, consumption trends and factors likely to affect supply and demand into the future.
>

Coronado provided MM&A with price forecasts for

all Properties.

Customer coal pricing is
derived from

market

observed forward

estimates

based on

global economic

supply and
demand

analysis

which

is

applied

to

mine

plan

sales

volumes

and

product

mix

and

is
supplemented

with

Coronado’s

in-house

knowledge

of

applicable

rail

transportation
charges,

ocean

freight

charges

and

port

charges.

Coal

price

forecasts

for

the

various
products were

provided by

Coronado for

various coal

markets in

terms of

US real

dollars
per metric tonne.

MM&A applied a

2% inflation factor

in order

to estimate

the prices in
nominal dollars.
>

A customer and competitor analysis along with the identification of likely market windows for the product.
>

All of the

mine production serves

metallurgical and thermal markets.

The metallurgical coal
is marketed

as high-volatile (typically

28 percent or

greater volatile matter

content); mid-
volatile (typically 23- to

27-percent volatile matter content)

and low-volatile (typically

less
than 23 percent volatile matter content) products.
>

Raw

ROM

production

that

requires

washing

is

currently

processed

through

Coronado
owned and operated coal preparation plants.

>

ROM coal that does

not require further processing is

delivered directly to the loading

points
for sizing and

delivery to

customers.

Coronado has access

to two rail-loading

points serviced
by

the

Norfolk

Southern

Corporation

(NS)

and

two

rail-loading

points

serviced

by

CSX
Corporation (CSX).
>

Price and volume forecasts and the basis for these forecasts.
>

Carlson Mining ®

was used by MM&A

to generate mine plans

for underground-

and surface-
mineable

coal

seams.

Underground

mine

plans

were

sequenced

based

on

productivity
schedules provided

by Coronado,

which were

based on

historically achieved

productivity
levels.

Surface mine plans

were generated under productivity

assumptions (bank cubic

yard
per

shift)

as

provided

by

Coronado

and

reviewed

by

MM&A,

again

based

heavily

on
productivity

levels

achieved

by

Coronado.

All

production

forecasting

ties

assumed
production rates

to geological

models as

constructed independently by

MM&A’s

team of
geologists and mining engineers.
>

Coronado provided MM&A with price forecasts for

all Properties.

Customer coal pricing is
derived from

market

observed forward

estimates

based on

global economic

supply and
demand

analysis

which

is

applied

to

mine

plan

sales

volumes

and

product

mix

and

is

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 16
Criteria JORC Code explanation Commentary
supplemented

with

Coronado’s

in-house

knowledge

of

applicable

rail

transportation
charges,

ocean

freight

charges

and

port

charges.

Coal

price

forecasts

for

the

various
products were

provided by

Coronado for

various coal

markets in

terms of

US real

dollars
per metric tonne.

MM&A applied a

2% inflation factor

in order

to estimate

the prices in
nominal dollars.
Economic

>

The inputs to the economic analysis to produce the net present value (NPV) in the study, the source and confidence of these economic inputs including estimated inflation, discount rate, etc.
>

On an unlevered basis, the NPV of the project cash flows after taxes was estimated for

the
purpose of

classifying coal

reserves.

The project

cash flows,

excluding

debt service,

are
calculated by

subtracting direct

and indirect

operating expenses

and capital

expenditures
from

revenue.

Direct

costs

include

labor,

drilling

and

blasting,

operating

supplies,
maintenance and

repairs,

facilities costs

for

materials

handling, coal

preparation,

refuse
disposal,

coal

loading,

sampling

and

analysis

services,

reclamation

and

general

and
administrative costs.

Indirect costs include statutory

and legally agreed upon

fees related
to direct extraction of the

mineral.

The indirect costs are the

Federal black lung tax, Federal
and State reclamation taxes, property

taxes, local transportation prior to

delivery at rail or
barge loading sites, coal

production royalties, sales

and use taxes,

income taxes and

State
severance taxes.

Coronado’s historical

costs provided a

useful reference

for MM&A’s

cost
estimates.
>

Coronado provided MM&A with price forecasts for

all Properties.

Customer coal pricing is
derived from

market

observed forward

estimates

based on

global economic

supply and
demand

analysis

which

is

applied

to

mine

plan

sales

volumes

and

product

mix

and

is
supplemented

with

Coronado’s

in-house

knowledge

of

applicable

rail

transportation
charges,

ocean

freight

charges

and

port

charges.

Coal

price

forecasts

for

the

various
products were

provided by

Coronado for

various coal

markets in

terms of

US real

dollars
per metric tonne.

MM&A applied a

2% inflation factor

in order

to estimate

the prices in
nominal dollars.
>

All costs and prices are based on year-end 2023 nominal United States dollars.
>

A pre-feasibility LOM plan was prepared by MM&A for active and proposed mines.

MM&A
prepared

mine

projections

and

production

timing

forecasts

based

on

coal

seam
characteristics.

Production timing was carried

out from 2024

to depletion (exhaustion) of
the coal reserve areas, which is projected for the year 2101.
>

The all-mines average cash cost ranges between approximately $73 and $338 per tonne for
most of the operating period.
>

NPV ranges and sensitivity to variations in the significant assumptions and inputs.
>

An estimate of NPV at a base discount rate of 10.0% was included in Section 19 of the TRS.
>

NPV of the Buchanan, Russell, Mon Valley, Logan and Greenbrier Properties was estimated to

be

$1.804 billion,

$155.1 million,

$563.4 million,

$616.8 million

and

$62.7 million,
respectively.

The

Greenbrier

NPV

is

based

on

December 31,

2022

coal

sales

price
information provided by Coronado as described previously.
>

The sensitivity study

shows the NPV at

the 10.0% discount rate when

Base Case sales prices,
operating costs, and capital costs are increased and decreased in increments of 5% within a
+/- 15% range.

Social

>

The status of agreements with key stakeholders and matters leading to social license to operate.
>

Portions of the properties are located near local communities.

Regulations prohibit mining
activities within

91

meters

of

a

residential

dwelling,

school,

church,

or

similar structure
unless written consent is first

obtained from the owner of

the structure.

Where required,
such consents have been obtained where mining is proposed beyond the regulatory limits.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 17
Criteria JORC Code explanation Commentary
Other

To the extent relevant, the impact of the following on the project and/or on the estimation and classification of the Ore Reserves:
>

Any identified material naturally occurring risks.
>

No material naturally occurring risks have been identified.
>

The status of material legal agreements and marketing arrangements.
>

The

Coronado

coal

resources

are

located

in

Buchanan,

Russell

and

Tazewell

Counties,
Virginia;

Greenbrier,

Logan,

Boone,

Wyoming

and

Greenbrier

Counties,

West

Virginia;
Allegheny, Washington and Westmoreland Counties, Pennsylvania.
>

MM&A has

not carried

out separate

title verification

for the

coal properties

and has

not
verified

leases,

deeds,

surveys

or

other

property

control

instruments

pertinent

to

the
subject resources.
>

Coronado has

represented to

MM&A that

it controls

the mining

rights to

the reserves as
shown on its property

maps, and MM&A has

accepted these as being a

true and accurate
depiction of the

mineral rights controlled by Coronado.

The TRS assumes the

properties are
developed under responsible and experienced management.
>

The status of government agreements and approvals critical to the viability of the project, such as mineral tenement status and government and statutory approvals.
There must be reasonable grounds to expect that all necessary Government approvals will be received within the timeframes anticipated in the Pre-Feasibility or
Feasibility study. Highlight and discuss the materiality of any unresolved matter that is dependent on a third part on which extraction of the reserve is contingent.
>

Coronado has obtained all mining

and discharge permits to operate 19 underground

mines,
15 surface mines, and 16 processing,

loadout or related facilities.

MM&A is unaware of any
obvious or current Coronado permitting issues

that are expected to prevent the issuance

of
future

permits.

Coronado,

along

with

all

Central

and

Northern

Appalachian

basin

coal
producers, is subject to

a level of uncertainty

regarding future clean water

permits due to
United States Environmental Protection Agency (EPA)

involvement with state programs.
Classification

>

The basis for the classification of the Ore Reserves into varying confidence categories. Whether the result appropriately reflects the Competent Person’s view of the deposit. The proportion of Probable Ore Reserves that have been derived from Measured Mineral Resources (if any).
>

Measured and indicated resources have

been converted to proved

and probable reserves,
respectively.
>

None of the probable coal reserves have been derived from measured resources.
>

In

a

limited

number

of

cases

where

there

was

only

very

limited

data

available

to
demonstrate the metallurgical suitability of a given coal deposit, that deposit was classified as a probable reserve instead of a proved reserve.
>

The results of this TRS define an estimated

total initial ROM recoverable ore

(coal) reserve
estimate of 548 million tonnes for Coronado as follows:
a)

Buchanan =

154 Mt
b)

Logan

=

135 Mt
c)

Greenbrier=

12 Mt
d)

Russell

=

50 Mt
e)

Mon Valley =

197 Mt

>

Coronado controls a total of 333 Mt (moist basis) of

marketable coal reserves for Coronado
as of December 31, 2023 (total may not add

due to rounding).

Of that total, 74 percent are
proved, and 26 percent are probable.

Total reserves by complex are as follows:
a)

Buchanan

=

92 Mt
b)

Logan

=

71 Mt
c)

Greenbrier =

7 Mt
d)

Russell

=

30 Mt
e)

Mon Valley =

134 Mt

Audits or reviews

>

The results of any audits or reviews of Ore Reserve estimates.
>

MM&A completed prepared a statement

of coal resources and reserves for the

Properties
in accordance

with the

JORC Code

as

of December 31,

2017.

MM&A also

subsequently

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 18
Criteria JORC Code explanation Commentary
updated the

estimate of

resources and

reserves for

depletion as

of December 31,

2018,
December 31, 2019, December 31, 2020,

December 31, 2021,

and December 31, 2022.
>

MM&A performed a previous

audit of the

Properties in year

2017 for Coronado

based on
U.S. Securities and Exchange

Commission (SEC) Industry Guide

7 standards.

Earlier audits
were performed by various independent consultants

for predecessors-in-title to Coronado
and at various levels

of detail depending

on the clients concerns

and the allotted

time for
completion.

Previous

audits

and

reviews

defined

the

primary

coal

resource

areas

and
estimated the recoverable tonnes for each seam based on the expected mining methods.
>

Additionally,

MM&A

has

performed

proprietary

evaluations

for

predecessors-in-title

to
Coronado, which encompass portions of the Properties included in this TRS.
Discussion of relative
accuracy/ confidence

>

Where appropriate a statement of the relative accuracy and confidence level in the
Ore Reserve estimate using an approach or procedure deemed appropriate by the
Competent Person. For example, the application of statistical or geostatistical procedures to quantify the relative accuracy of the reserve within stated confidence limits, or, if such an approach is not deemed appropriate, a qualitative discussion of the factors which could affect the relative accuracy and confidence of the estimate.
>

Operations on

the Properties

by Coronado

and its

predecessors

have

been on-going

for
many years.

>

MM&A is confident that the mine

plans and financial models

are reasonably representative
to provide an accurate estimation of coal reserves.
>

Mine development and operation have not been optimized within the TRS.
>

The statement should specify whether it relates to global or local estimates, and, if local, state the relevant tonnages, which should be relevant to technical and economic evaluation. Documentation should include assumptions made and the procedures used.
>

Proved

and

probable

coal

reserve

were

derived

from

the

defined

in-situ

coal

resource
considering

relevant

processing,

economic

(including

independent

estimates

of

capital,
revenue and cost), marketing, legal, environmental,

socioeconomic, and regulatory factors
on a global scale as current local data reflects the global assumptions.
>

Accuracy and confidence discussions should extend to specific discussions of any applied Modifying Factors that may have a material impact on Ore Reserve viability, or for which there are remaining areas of uncertainty at the current study stage.
The

major

risk

factors

for

the

active

Coronado

mines

and

future

resource

development

are
summarized below:
>

Mine Accidents
>

Highwall

Failure.

Highwall

failures

are

likely

to

result

in

a

temporary

mine

closure

and
should not have a material

impact on the mine sustainability.

The risk is considered to

be
probable.

>

Adverse Geological

Conditions.

Adverse geological

conditions include

such conditions

as
faults

and

sandstone

washouts.

The

risk

is

considered

to

be

probable.

The

impact

is
expected to be temporary with little material impact on mine sustainability.
>

Environmental Risk.

Numerous federal and

state permits are

required to operate coal

mines
and mine surface facilities. Permitting rules

are complex and may change over

time, making
compliance difficult or impossible.
>

Water

Quality.

Permit requirements

to fulfill

Clean Water

Act obligations

are subject

to
modification.

The probability of

water quality

changes having

a material

impact on mine
operations

is

possible.

As

a

contemporary

example,

the

selenium

discharge

issue

that
affects

western

Canadian

and

Central

Appalachian

Basin

operators

has

only

recently
emerged as a concern and its ultimate impact has not been determined.
>

New Permits.

Permit protests

by environmental

groups and individuals

can contribute to
permit delays or denial

and increase the cost

of permitting and delay

development.

Surface
mining

activities, coal

refuse

disposal

and

construction

of

access

roads

in

mountainous
terrain often require storage

of material in valley

fills.

Authority to dispose of fill

material
into

waters

of

the

United

States

must

be

granted

by

the

United

States

Army

Corps

of
Engineers (COE).

COE permits are increasingly difficult to obtain.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2023
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 19
Criteria JORC Code explanation Commentary
>

Regulatory

Requirements.

Adverse

impact

from

regulatory changes

is considered

to

be
probable.

The impact will likely affect the broader industry and is not expected to result in mine closure.
>

Market Risk.

Metallurgical and

thermal coal

markets ultimately

depend upon

the global
steel and

thermal coal

demand and

are considered

to be

volatile.

Currently,

the US

coal
market has

seen a decline in

demand for thermal

coal due to

thermal plant closures,

as a
result of new air and water pollution regulations, and competition from other commodities
used for

power generation

such as

natural gas.

This has

resulted in

an overall

decline in
CAPP coal production.

Continued regulatory changes and declining demand could result in material changes in domestic and

global coal markets.

The impact cannot be predicted

at
this

time;

however,

while

MM&A

expects

the

coal

reserve

within

this

TRS

to

remain
economically viable throughout the life of the projected mines, the LOM financial model is
very sensitive to changes in coal sales price and therefore market risk is not insignificant.
>

Labor Risk.

Work stoppage due to organized labor protests is considered to be unlikely and not likely to lead to permanent mine

closure.

The mines are likely to suffer

the loss of key
supervisors and skilled employees

due to retirement as the workforce ages.

The problem is
industry-wide and the

impact is expected to be

temporary and have no sustained impact

on
coal production.
>

Availability of Equipment and Supplies.

Risk of equipment and supply availability

is likely to
be temporary and should not have a sustained adverse impact on the production of coal.
>

Transportation Delay.

Interruption of coal transport services

by river or rail is considered

to
be probable but unlikely to have a sustained impact on coal production.
>

It is recognised that this may not be possible or appropriate in all circumstances.
These statements of relative accuracy and confidence of the estimate should be compared with production data, where available.
>

Mine

plans,

productivity

expectations

and

cost

estimates

generally

reflect

historical
performance

and

efforts

have

been

made

to

adjust

plans

and

costs

to

reflect

future
conditions.